       As filed with the Securities and Exchange Commission on April 29, 2005

                                                          FILE No. 333-113334

                                                                        811-4160
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


                          Post-Effective Amendment No. 1


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 10

                              JPF SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               (Name of Depositor)

                                One Granite Place
                               Concord, N.H. 03301
                    (Address of Principal Executive Offices)

                                  David K. Booth
                                    President
                     Jefferson Pilot Variable Corporation
                                One Granite Place
                               Concord, N.H. 03301
               (Name and Address of Agent for Service of Process)


                                   Copies to:
                              Frederick C. Tedeschi, Esq.
                   Jefferson Pilot Financial Insurance Company
                                One Granite Place
                               Concord, N.H. 03301

================================================================================

Title and amount of Securities being registered:
   Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

   The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering: May 1, 2005

It is proposed that this filing will become effective:
  _____ Immediately upon filing pursuant to paragraph (b)

  __X__ On May 1, 2005 pursuant to paragraph (b)

  _____ 60 days after filing pursuant to paragraph (a)(1)
  _____ On [date] pursuant to paragraph (a)(1) of Rule 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THIS REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a) MAY DETERMINE.

                                 CROSS REFERENCE
                              REQUIRED BY FORM N-6

N-6 ITEM     CAPTION IN PROSPECTUS
--------     ---------------------
 1           Cover Page; Back Cover

 2           Policy Benefits/Risk Summary; Policy Risks; Portfolio Risks

 3           Fee Tables

 4           Investment and Fixed Account Options

 5           Charges and Fees

 6           Policy Changes; Policy Rights; Death Benefit; Additional Information; Miscellaneous Policy Provisions

 7           Policy Choices; Policy Values; Definitions

 8           Death Benefit; Policy Values

 9           Policy Rights; Policy Values

10           Policy Rights

11           Policy Rights

12           Tax Matters

13           Additional Information

14           Financial Statements

             CAPTION IN STATEMENT OF ADDITIONAL INFORMATION

15           Cover Page; Table of Contents

16           Jefferson Pilot Financial Insurance Company

17           Administration; Records and Reports; Custody of Assets; Administrator; Principal Underwriter

18           Not Applicable

19           More Information About the Policy

20           Principal Underwriter; Distribution of the Policy

21           Not Applicable

22           Not Applicable

23           Not Applicable

24           Financial Statements

25           Not Applicable

                                   MAY 1, 2005


                             JPF ENSEMBLE PROTECTOR

                             JPF SEPARATE ACCOUNT A

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

  One Granite Place, Concord, New Hampshire 03301 Telephone No.: 1-800-258-3648

This Prospectus describes the JPF Ensemble Protector Variable Life Insurance Policy ("Ensemble Protector" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account A ("Separate Account A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 3% per year. Your Policy may lapse if the Surrender Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Surrender Value. The Policy also has a coverage protection provision. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through the Separate Account. Each Division invests exclusively in one of the following
Portfolios:

JPVF CAPITAL GROWTH PORTFOLIO
JPVF GROWTH PORTFOLIO
JPVF STRATEGIC GROWTH PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND
AMERICAN CENTURY VP VALUE, CLASS II
AMERICAN FUNDS INSURANCE SERIES, GROWTH FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES, GROWTH-INCOME FUND, CLASS 2
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP MID CAP PORTFOLIO
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO, SERVICE CLASS 2
FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASS 2
GOLDMAN SACHS CAPITAL GROWTH FUND
MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO
PROFUND VP TECHNOLOGY

PROFUND VP FINANCIALS
PROFUND VP HEALTH CARE
PROFUND VP LARGE-CAP VALUE

PROFUND VP LARGE-CAP GROWTH
PROFUND VP SMALL-CAP GROWTH
PROFUND VP SMALL-CAP VALUE
PROFUND VP ASIA 30
PROFUND VP EUROPE 30
PROFUND VP RISING RATES OPPORTUNITY
PROFUND VP U.S. GOVERNMENT PLUS
SCUDDER VIT SMALL CAP INDEX FUND CLASS B
TEMPLETON FOREIGN SECURITIES FUND: CLASS 2
VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble Protector insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS


                                                       PAGE
                                                       ----
POLICY BENEFITS/RISKS SUMMARY                            3
POLICY RISKS                                             4
PORTFOLIO RISKS                                          5
FEE TABLES                                               6
DEFINITIONS                                             11
THE COMPANY                                             12
THE SEPARATE ACCOUNT                                    13
INVESTMENT AND FIXED ACCOUNT OPTIONS                    14
   Separate Account Investments                         14
   Investment Advisers and Objectives for
      Each of the Funds                                 14
   Mixed and Shared Funding; Conflicts of
      Interest                                          19
   Fund Additions, Deletions or
      Substitutions                                     19
   General Account                                      19
POLICY CHOICES                                          20
   General                                              20
   Premium Payments                                     20
   Modified Endowment Contract                          20
   Compliance with the Internal Revenue
      Code                                              21
   Backdating                                           21
   Allocation of Premiums                               21
   Death Benefit Options                                22
   Transfers and Allocations to Funding
      Options                                           23
   Telephone Transfers, Loans and
      Reallocations                                     24
   Automated Transfers (Dollar Cost
      Averaging and Portfolio Rebalancing)              25
POLICY VALUES                                           25
   Accumulation Value                                   25
   Unit Values                                          26
   Net Investment Factor                                26
   Surrender Value                                      27
CHARGES & FEES                                          27
   Charges & Fees Assessed Against
      Premium                                           27
   Charges & Fees Assessed Against
      Accumulation Value                                27
   Charges & Fees Assessed Against the
      Separate Account                                  29
   Charges Deducted Upon Surrender                      29
   Surrender Charges on Surrenders and
      Withdrawals                                       30
   Surrender Charges on Increases in
      Specified Amount                                  30
POLICY RIGHTS                                           30
   Surrenders                                           30
   Withdrawals                                          30
   Grace Period                                         31
   Reinstatement of a Lapsed or
      Terminated Policy                                 31
   Coverage Beyond Insured's Attained
      Age 100                                           31
   Right to Defer Payment                               32
   Policy Loans                                         32
   Overloan Protection Endorsement                      33
   Policy Changes                                       33
   Right of Policy Examination ("Free Look
      Period")                                          34
   Supplemental Benefits                                35
DEATH BENEFIT                                           36
POLICY SETTLEMENT                                       36
   Settlement Options
ADDITIONAL INFORMATION                                  36
   Reports to Policyowners                              36
   Right to Instruct Voting of Fund Shares              36
   Disregard of Voting Instructions                     37
   State Regulation                                     37
   Legal Matters                                        37
   Financial Statements                                 37
   Employment Benefit Plans                             38
TAX MATTERS                                             38
   General                                              38
   Federal Tax Status of the Company                    38
   Life Insurance Qualification                         38
   Charges for JP Financial Income Taxes                41
MISCELLANEOUS POLICY PROVISIONS                         41
   The Policy                                           41
   Payment of Benefits                                  41
   Suicide and Incontestability                         41
   Protection of Proceeds                               42
   Nonparticipation                                     42
   Changes in Owner and Beneficiary;
      Assignment                                        42
   Misstatements                                        42
APPENDIX A--ILLUSTRATIONS OF
   ACCUMULATION VALUES, CASH
   VALUES AND DEATH BENEFITS                           A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

   POLICY BENEFITS/RISKS SUMMARY

-  POLICY BENEFITS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 11-12 below) defines certain words and phrases used in this prospectus.

   The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use. Declines in market value of the Portfolios underlying the Divisions, as well as decreases in the Policy's Accumulation Value due to charges assessed, cash withdrawals and policy loans may require you to make additional premium payments in order to keep the Policy in force and/or to meet your cash Accumulation Value goals.

-  ISSUANCE AND UNDERWRITING


   We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the Policy on the Policy Date.


-  DEATH BENEFIT

   The primary benefit of your Policy is life insurance coverage. A secondary benefit is cash value accumulation. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

   CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between the three available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

   COVERAGE PROTECTION GUARANTEE: If your total premiums paid (less withdrawals, and Policy Debt) exceed the cumulative required coverage protection premiums, and the coverage protection guarantee was available at the time you purchased your Policy, we guarantee that the Policy will stay in force throughout the guarantee period for your Policy, even if the Surrender Value is insufficient to provide the monthly deduction. The guarantee period varies by Issue Age and may not exceed 20 years. The terms and availability of the coverage guarantee differ in certain states.

-  ACCESS TO CASH VALUE

   LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

   PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.

   SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

-  FLEXIBILITY OF PREMIUMS

   After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments. The amount of premium you pay and the timing of your premium payments will have an impact on how long the policy will remain in force and the amount of the Policy's Death Benefit and Cash Value.

-  "FREE LOOK" PERIOD

   You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-  OWNERSHIP RIGHTS

   While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, allocating and reallocating Accumulation Values among the Divisions and to or from the General Account, changing the Specified Amount of the Policy and assigning the Policy.

-  SEPARATE ACCOUNT

   The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Accumulation Values allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-  GENERAL ACCOUNT

   You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 3% annual interest. We may declare higher interest rates, but are not obligated to do so.

-  TRANSFERS

   GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year.

   We currently charge $25 for each additional transfer during a Policy Year. The charge for each transfer in excess of 12 in a Policy Year is guaranteed not to exceed $50. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

   DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

   PORTFOLIO REBALANCING: We will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

-  SETTLEMENT OPTIONS

   There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-  CASH VALUE

   Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-  TAX BENEFITS

   Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy. The result may be different if the Policy is owned by other than a natural person or if the current tax laws change.

-  SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

   POLICY RISKS

-  INVESTMENT RISK

   If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 3% per year.

-  SUITABILITY

   Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your Accumulation Value less any Policy Debt. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

-  RISK OF LAPSE

   If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not lapse (1) if you make timely premium payments sufficient to cover the Monthly Deduction; or
   (2) if you make timely payment of the minimum premium amount during the minimum premium period; or (3) if you satisfy the coverage protection guarantee test during the coverage protection guarantee period. Subject to certain conditions you may reinstate a lapsed Policy.

-  TAX RISKS

   Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

   Existing tax laws that benefit this Policy may change at any time.

-  WITHDRAWAL AND SURRENDER RISKS

   A Surrender Charge applies during the first ten Policy Years after the Policy Date and for ten years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

   A partial withdrawal will reduce Surrender Value, Death Benefit and the amount of premiums considered paid to meet the coverage protection guarantee premium requirement. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

   A surrender or partial withdrawal may have tax consequences.

-  LOAN RISKS

   Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will be added to the amount of the loan and will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

   PORTFOLIO RISKS

   Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

   The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

   THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES


                                  WHEN CHARGE IS
CHARGE                            DEDUCTED              AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
Maximum Premium Charges(1)        Each Premium          Guaranteed: 6.75% of premium in all Policy Years
   comprised of:                  Payment
   Premium Load(1)                Each Premium          Guaranteed: 3.0% of premium in all years Current: 3.0% of premium
                                  Payment               in Policy Years 1-10; 0% thereafter
   Premium Tax Charge(1)          Each Premium          2.5% of premium
                                  Payment
   Federal Income Tax             Each Premium          1.25% of premium
      Charge(1)                   Payment

Surrender Charge(2)               Policy surrender,     MAXIMUM = $51.74 per $1,000 of Specified Amount (Policy
                                  partial withdrawal    surrendered in 1st Policy Year for male non tobacco user age 71)
                                  or decrease in
                                  Specified Amount      MINIMUM = $0.22 per $1,000 of Specified Amount (Policy
                                  in the first          surrendered in 10th Policy Year, for female non-tabacco user,
                                  ten Policy Years      ages 0 through 15)
                                  and first ten years
                                  after any increase    For 42 year old, male non-tobacco user, Preferred Plus rating class:
                                  in Specified            $12.28 per $1,000 of Specified Amount in Policy Year 1,
                                  Amount                  declining to $1.53 per $1,000 of Specified Amount in Policy Year 10

Transfer Fees                     Upon Transfer         $0 on first 12 transfers in each Policy Year; $25 on each transfer thereafter on a current basis; $50 on each transfer on a guaranteed basis

Withdrawal Charge                 Upon Withdrawal       The lesser of $25 or 2% of the partial withdrawal amount.

In-force Policy Illustrations     Upon Request          $50 (3)

Net Policy Loan                   Upon each Policy      Type A Loans: 0.25% up to attained age 100
   Interest Rate(4)               Anniversary or,                     .00% after attained age 100
                                  when applicable,      Type B Loans: 1.00% up to attained age 100
                                  loan repayment,                     .00% after attained age 100
                                  Policy surrender,
                                  reinstatement of
                                  Policy or death
                                  of the Insured



(1) Subject to applicable law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability. The Premium Tax Charge may be limited in certain jurisdictions. (See "Premium Charges" on page 27). The Premium Charges applicable to policies issued for delivery in the Commonwealth of Puerto Rico are described under "Premium Charges" on page 27.

(2) This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. The amount of your Surrender Charge at issue will depend on the Issue Age, risk classification and sex of the Insured. As shown in the table below, if you surrender your Policy, we will charge you a percentage of the Initial Surrender Charge based on the Policy Year in which you surrender. The percentages are shown in the table below, declining to 0 after the 10th Policy Year:

                                               SURRENDER CHARGE AS
                                              PERCENTAGE OF INITIAL
                         POLICY YEAR             SURRENDER CHARGE
                         -----------          ---------------------
                             0-3                       100%
                               4                      87.5%
                               5                        75%
                               6                      62.5%
                               7                        50%
                               8                      37.5%
                               9                        25%
                              10                      12.5%
                              11+                        0%

     For more information and an example, see "Charges Deducted upon Surrender" at page 28 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.
     If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Surrender Charges On Increases In Specified Amount", beginning on page 27.
     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.
(3)  We currently waive this charge.
(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

   THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                  WHEN CHARGE IS
CHARGE                            DEDUCTED              AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance                 Monthly on            Minimum: $0.03 per $1,000
(per $1,000 of net                Monthly               Maximum: $83.33 per $1,000
amount at risk)(1), (5)           Anniversary
                                  Date                  For 42 year old male non-tobacco user,
                                                        Preferred Plus rating class:
                                                          Current: $0.11 per $1,000
                                                          Guaranteed: $0.30 per $1,000

Acquisition Charge                Monthly on            Maximum: $0.67 per $1,000 in Policy Years 1 and 2 $0.00 thereafter
(per $1,000 of                    Monthly
Specified Amount)(2), (5)         Anniversary           For 42-year old male, non-tobacco user,
                                  Date                  Preferred Plus rating class: $0.12 per $1,000 in Policy Years 1 and 2

Mortality and Expense             Accrued Daily         Maximum:
Risk Charge(3)                                            Policy Years 1-15: 0.85% annually
                                                          Policy Years 16+: 0.60% annually
                                                        Current:
                                                          Policy Years 1-15: 0.60% annually
                                                          Policy Years 16+: 0.10% annually

Unit Expense Charge               Monthly on            Maximum:
                                  Monthly                 All Policy Years: $.015 per $1,000 of Specified Amount
                                  Anniversary           Current:
                                  Date                    Policy Years 1-10: $.015 per $1,000 of Specified Amount
                                                          Policy Years 11+: 0

Administrative Expense            Monthly on            $10 per month
Charge                            Monthly

Tax Charge                        Anniversary Date      Currently none (4)
                                  Each Valuation
                                  Period

(1) The cost of insurance charge varies based on Attained Age, sex, tobacco status, underwriting class of the Insured, and duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance", beginning on page 26.
(2) The rate shown in the table is determined as follows. The acquisition charge is charged for the first two Policy Years. It is 1% of the Load Basis Amount in Policy Years 1 and 2. The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the sex, Issue Age, and rating class of the Insured. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $66.65 per thousand dollars of Specified Amount. The Load Basis Amount for a 42-year old male, non-tobacco user, Preferred Plus rating class is $12.28 per thousand. We calculate a separate acquisition charge for any increase in the Specified Amount based on the Insured's circumstances at the time of the increase. For more information about the acquisition charge, see "Acquisition Charge", beginning on page 26.
(3)  The rates given are effective annual rates.
(4) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page 27 below.
(5) The cost of insurance and acquisition charges shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

   CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                  RIDER CHARGES

                                  WHEN CHARGE IS
                                  DEDUCTED              AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
Accelerated Benefit               Deducted from         $250
                                  benefit payment

Accidental Death Benefit          Monthly on            Minimum: $0.07 per $1000 of Insurance Risk (1), (7)
                                  the Monthly           Maximum: $0.16 per $1,000 of Insurance Risk (1), (7)
                                  Anniversary Date
                                                        42 year old male non-tobacco user, Preferred Plus rating class:
                                                          $.08 per $1,000 of Insurance Risk

Automatic Increase                Monthly on            Minimum: $0.01 per $1,000 of Initial Specified Amount (2), (7)
                                  the Monthly           Maximum: $0.11 per $1000 of Initial Specified Amount
                                  Anniversary Date
                                                        42 year old male non-tobacco user, Preferred Plus rating class:
                                                          $0.01 per $1,000 of Rider Specified Amount

Children's Term Insurance         Monthly on            $.50 per $1000 of Death Benefit
                                  the Monthly
                                  Anniversary Date

Disability Waiver of              Monthly on            Minimum: 4.8% increase in monthly charges (3), (7)
Deductions                        the Monthly           Maximum: 23.7% increase in monthly charges
                                  Anniversary Date
                                                        42 year old male non-tobacco user, Preferred Plus rating class:
                                                          year 1: 7.5% increase in monthly charges; year 23: 23.7% increase in monthly charges

Disability Waiver of              Monthly on            Minimum: $0.017 per $1 of Specified Premium waived (4), (7)
Specified Premium                 the Monthly           Maximum: $0.14
                                  Anniversary Date
                                                        42 year old male non-tobacco user, Preferred Plus rating class:
                                                          $0.05 per $1 of Specified Premium waived

Guaranteed Death Benefit          Monthly on            $0.01 per $1000 of Specified Amount.
                                  the Monthly
                                  Anniversary Date

Guaranteed Insurability           Monthly on            Minimum: $0.03 per $1,000 of Specified Amount (5), (7)
Rider                             the Monthly           Maximum: $0.16 per $1,000 of Specified Amount
                                  Anniversary Date
                                                        35 year old male non-tobacco, Preferred Plus rating class:
                                                          $0.11 per $1,000 of Specified Amount (8)

Spouse Term Rider                 Monthly on            Minimum: $0.07 per $1,000 of Death Benefit (6), (7)
                                  the Monthly           Maximum: $25.48 per $1,000 of Death Benefit
                                  Anniversary Date
                                                        42 year old female non-tobacco user, Preferred Plus rating class:
                                                          $.17 per $1,000 of Death Benefit

(1) The monthly rate for this rider is based on the Attained Age of the Insured.
(2)  The monthly rate for this rider is based on Issue Age of the Insured.
(3) The charge percentage for this rider is based on Attained Age of the Insured.
(4) The monthly rate for this rider is based on sex, Attained Age, and rating class of the Insured.
(5) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.
(6) This charge varies based on Attained Age, sex, tobacco status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the cost of insurance charge on the Policy. See note (1) on page 8.
(7) The charge shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.
(8)  This rider is not available to Insureds beyond Issue Age 40.

   THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

-  CHARGES ASSESSED
   AGAINST THE UNDERLYING FUNDS(1)



                                                                    MINIMUM    MAXIMUM
   Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses), without
     waivers or expense reimbursements                               0.24%      3.06%

   Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses), with
     contractual waivers and expense reimbursements                  0.24%      1.98%



   (1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2004 for the Portfolios in which the Variable Account invests.
        The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2005. The 1.98% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for 2 Portfolios, and the expense limits are terminable after December 31, 2005. These arrangements are described in more detail in the Expense table and footnotes on the following page and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were 1.98% and .24%, respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.

   The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

   Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

   Note that the SEC recently adopted rules which will require, among other things, that the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to consider whether to adopt redemption fees of up to 2% to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold.

   The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2004, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

   INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
   (as a percentage of average net assets)



                                                         12b-1 OR                 TOTAL PORTFOLIO                TOTAL PORTFOLIO
                                                MGMT.     SERVICE      OTHER          EXPENSES         TOTAL         EXPENSES
                                                FEES       FEES      EXPENSES    (WITHOUT WAIVERS)    WAIVERS     (WITH WAIVERS)
                                                -----    --------    --------    -----------------    -------    ---------------
JPVF Balanced                                   0.68%                  0.13%           0.81%            N/A           0.81%
JPVF Capital Growth                             0.76%                  0.07%           0.83%            N/A           0.83%
JPVF Growth                                     0.69%                  0.12%           0.81%            N/A           0.81%
JPVF High Yield Bond                            0.75%                  0.35%           1.10%            N/A           1.10%
JPVF International Equity                       1.00%                  0.28%           1.28%            N/A           1.28%
JPVF Mid-Cap Growth                             0.90%                  0.19%           1.09%            N/A           1.09%
JPVF Mid-Cap Value                              1.05%                  0.14%           1.19%            N/A           1.19%
JPVF Money Market                               0.50%                  0.08%           0.58%            N/A           0.58%
JPVF Small-Cap Value                            1.30%                  0.10%           1.40%            N/A           1.40%
JPVF Small Company                              0.75%                  0.12%           0.87%            N/A           0.87%
JPVF S&P 500 Index (2)                          0.24%                  0.10%           0.34%           0.06%          0.28%
JPVF Strategic Growth                           0.80%                  0.11%           0.91%            N/A           0.91%
JPVF Value                                      0.75%                  0.07%           0.82%            N/A           0.82%
JPVF World Growth Stock                         0.75%                  0.13%           0.88%            N/A           0.88%
American Century VP International               1.27%                  0.00%           1.27%            N/A           1.27%
American Century VP Value                       0.83%      0.25%       0.00%           1.08%            N/A           1.08%
American Funds Growth Fund                      0.34%      0.25%       0.02%           0.61%            N/A           0.61%
American Funds Growth-Income                    0.29%      0.25%       0.01%           0.55%            N/A           0.55%
Fidelity VIP Contrafund(R)                      0.57%                  0.11%           0.68%           0.02%          0.66%
Fidelity VIP Equity-Income (8)                  0.47%                  0.11%           0.58%           0.01%          0.57%
Fidelity VIP Growth (8)                         0.58%                  0.10%           0.68%           0.03%          0.65%
Fidelity VIP Investment Grade Bond              0.43%      0.25%       0.13%           0.81%            N/A           0.81%
Fidelity VIP Mid Cap (8)                        0.57%      0.25%       0.14%           0.96%           0.03%          0.93%
Franklin Small Cap Value Securities Fund (1)    0.57%      0.25%       0.12%           0.94%           0.02%          0.92%
Goldman Sachs Capital Growth (8)                0.75%                  0.14%           0.89%            N/A           0.89%
MFS VIT Utilities Series                        0.75%                  0.14%           0.89%            N/A           0.89%
PIMCO Total Return (3)                          0.25%      0.15%       0.25%           0.65%            N/A           0.65%
ProFund VP Asia 30 (4)                          0.75%      0.25%       0.86%           1.86%            N/A           1.86%
ProFund VP Europe 30 (4)                        0.75%      0.25%       0.78%           1.78%            N/A           1.78%
ProFund VP Financials (4)                       0.75%      0.25%       0.92%           1.92%            N/A           1.92%
ProFund VP Health Care (4)                      0.75%      0.25%       0.91%           1.91%            N/A           1.91%
ProFund VP Large-Cap Growth (4)                 0.75%      0.25%       2.06%           3.06%           1.08%          1.98%
ProFund VP Large-Cap Value (4)                  0.75%      0.25%       1.04%           2.04%           0.06%          1.98%
ProFund VP Rising Rates Opportunity (4)         0.75%      0.25%       0.75%           1.75%            N/A           1.75%
ProFund VP Small-Cap Growth (4)                 0.75%      0.25%       0.90%           1.90%            N/A           1.90%
ProFund VP Small-Cap Value (4)                  0.75%      0.25%       0.95%           1.95%            N/A           1.95%
ProFund VP Technology (4)                       0.75%      0.25%       0.87%           1.87%            N/A           1.87%
ProFund VP U.S. Government Plus (4)             0.50%      0.25%       0.86%           1.61%            N/A           1.61%
Scudder VIT Small Cap Index (5)                 0.35%      0.25%       0.13%           0.73%           0.03%          0.70%
Templeton Foreign Securities (1)                0.69%      0.25%       0.17%           1.11%           0.04%          1.07%
Vanguard VIF Mid-Cap Index (7)                  0.21%                  0.03%           0.24%            N/A           0.24%
Vanguard VIF REIT Index (7)                     0.27%                  0.04%           0.31%            N/A           0.31%
Vanguard VIF Small Company Growth (6)           0.44%                  0.02%           0.46%            N/A           0.46%



(1) The Fund manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.
(2) The Portfolio's investment adviser reimbursed the Portfolio for total annual expenses above .06% of average net assets during 2004. Without such reimbursement, total annual expenses would have been .34%. The expense reimbursement plan is pursuant to a contract which may be terminated by that investment adviser at any time.
(3) PIMCO has contractually agreed, for the Portfolio's fiscal year, to reduce total annual portfolio operating expenses to the extent they would exceed, due to total payment of organizational expenses and Trustees' fees, .65% of average daily net assets.
(4) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2005. After such date, the expense limitation may be terminated or revised.
(5) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses (other than 12b-1 fees) to .70% of the average daily net assets of the Fund until April 30, 2006.
(6) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. Please see the Portfolio's prospectus and statement of additional information for more details.
(7) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.
(8) The investment adviser has contractually agreed to waive a portion of its fees through December 31, 2005.

Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .25% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

   DEFINITIONS

   ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

   AGE--The Insured's age at his/her nearest birthday.

   ALLOCATION DATE--The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

   ATTAINED AGE--The Insured's age at the last Policy Anniversary.

   BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

   CASH VALUE--The Accumulation Value less any Surrender Charge.

   CODE--The Internal Revenue Code of 1986, as amended.

   COMPANY--Jefferson Pilot Financial Insurance Company.

   COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

   CUMULATIVE MINIMUM PREMIUM--An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.


   DATE OF RECEIPT--Any Valuation Date, prior to 4:00 p.m. Eastern time, on which a notice or premium payment, other than the initial premium payment, is received at our Service Office.


   DEATH BENEFIT--The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

   DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

   DIVISION--A separate division of Separate Account A which invests only in the shares of a specified Portfolio of a Fund.

   FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

   GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 3% per year.

   GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met or the coverage protection guarantee is in effect. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

   INSURED--The person on whose life the Policy is issued.

   ISSUE AGE--The Age of the Insured on the Policy's Issue Date.

   ISSUE DATE--The effective date on which we issue the Policy.

   LOAD BASIS AMOUNT--An amount per $1,000 of Specified Amount which varies by sex, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge.

   LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

   MINIMUM ANNUAL PREMIUM--The amount of premium that you must pay each year to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date, even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

   MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

   NET PREMIUM--The gross premium less the State Premium Tax Charge, Federal Income Tax Charge and the Premium Load.

   POLICY--The life insurance contract described in this Prospectus.

   POLICY DATE--The date set forth in the Policy from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your Premium payment. For policy exchanges or conversions, the Policy Date will be the Monthly Anniversary Date of the original policy.

   POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

   PORTFOLIO--A separate investment series of one of the Funds.

   PREMIUM LOAD--A charge we assess against premium payments.

   PROOF OF DEATH--One or more of: a) a copy of a certified death certificate;
   b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

   SEC--Securities and Exchange Commission.

   SEPARATE ACCOUNT A OR THE SEPARATE ACCOUNT--JPF Separate Account A, a separate investment account we established for the purpose of funding the Policy.

   SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

   SPECIFIED AMOUNT--The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

   STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

   SURRENDER CHARGE--An amount we retain upon the surrender of the Policy, a withdrawal or a decrease in Specified Amount.

   SURRENDER VALUE--Cash Value less any Policy Debt.

   TARGET PREMIUM--The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

   VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs as of the close of business of the New York Stock Exchange on any business day, Monday through Friday, that the New York Stock Exchange is open.

   VALUATION PERIOD--The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

   THE COMPANY


   Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. On April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The Company redomesticated to Nebraska in June of 2000. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998.


   JP Financial's Service Office is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

   We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.


   At December 31, 2004 the Company and its subsidiaries had total assets of approximately $17.0 billion and had $254.6 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $35.1 billion.


   We write individual life insurance and annuities, which are subject to Nebraska law governing insurance.

   We are currently rated AAA (Exceptionally Strong) by Standard & Poor's Corporation, A++ (Superior) by A. M. Best Company, and AA+ (Very Strong) by Fitch Ratings. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet contractual obligations to our policyholders.

   THE SEPARATE ACCOUNT

   The Separate Account underlying the Policy is JPF Separate Account A. Net premiums and Accumulation Values allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

   Separate Account A was established under New Hampshire law on August 20, 1984 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under Nebraska Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

   The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

   No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

   The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

   DIVISIONS. The Policies presently offer forty-three Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

   INVESTMENT AND FIXED ACCOUNT OPTIONS

   You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy to the General Account.

   SELECTING INVESTMENT OPTIONS

   - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

   - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

   - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-  SEPARATE ACCOUNT INVESTMENTS

   The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 43 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

   Jefferson Pilot Variable Fund, Inc. ("JPVF")
   American Century Variable Portfolios, Inc.
   American Funds Insurance Series
   Fidelity(R) Variable Insurance Products Fund ("VIP")
   Franklin Templeton Variable Insurance Products Trust
   Goldman Sachs Variable Insurance Trust
   MFS(R) Variable Insurance Trust
   PIMCO Variable Insurance Trust
   ProFunds VP
   Scudder Investment VIT Funds
   Vanguard Variable Insurance Fund

   Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

   The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

-  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

   The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.

   American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Goldman Sachs Asset Management, L.P. ("Goldman") is the investment adviser to the Goldman Sachs Variable Insurance Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the Scudder Investment VIT Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Portfolios of the Franklin Templeton Variable Insurance Products Trust.

Following are the investment objectives and managers for each of the Portfolios:

                                PORTFOLIO CHOICES

                                  LARGE GROWTH

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
American Growth Fund, Class 2               Seeks long-term growth                                      Capital

VIP Growth Portfolio                        Seeks to achieve capital appreciation.                      FMR

Goldman Sachs Capital Growth Fund           Seeks long-term growth of capital.                          Goldman Sachs
                                                                                                        Asset Management, L.P.

JPVF Capital Growth Portfolio               Seeks capital growth. Realization of income is              Wellington Capital
                                            not a significant investment consideration and              Management, LLC
                                            any income realized will be incidental.                     ("Wellington")

JPVF Growth Portfolio                       Capital growth by investing primarily in equity             Turner Investment
                                            securities that the Sub-Investment Manager                  Partners, Inc.
                                            believes have above-average growth prospects.               ("Turner")

JPVF Strategic Growth Portfolio             Long-term growth of capital. Dividend and                   T. Rowe Price
   (formerly JPVF Emerging                  interest income from portfolio securities, if any, is
   Growth Portfolio)                        incidental to the Portfolio's investment objective
                                            of long-term growth.

ProFund VP Large-Cap Growth                 Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance          ("ProFund")
                                            of the S&P 500/Barra Growth Index.

                                   LARGE CORE

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                 Seeks long-term capital appreciation.                       FMR

JPVF S&P 500 Index Portfolio(1)             Seeks investment results that correspond to the             Mellon Capital
                                            total return of common stocks publicly traded in            Management Corporation
                                            the United States, as represented by the S&P 500.

                                   LARGE VALUE

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
American Growth-Income Fund,                Seeks long-term growth and income                           Capital
   Class 2

VIP Equity-Income Portfolio                 Seeks reasonable income by investing primarily              FMR
                                            in income-producing equity securities. In
                                            choosing these securities the Portfolio will also
                                            consider the potential for capital appreciation.
                                            The Portfolio's goal is to achieve a yield which
                                            exceeds the composite yield on the securities
                                            comprising the Standard & Poor's Composite
                                            Index of 500 Stocks (S&P 500).

JPVF Value Portfolio                        Long-term growth of capital by investing                    Credit Suisse
                                            primarily in a wide range of equity issues that             Management, LLC
                                            may offer capital appreciation and, secondarily,
                                            seeks a reasonable level of current income.

ProFund VP Large-Cap Value                  Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the S&P 500/Barra Value Index.

                                 MID-CAP GROWTH


PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Growth Portfolio               Seeks capital appreciation.                                 Turner


                                  MID-CAP CORE

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
VIP Mid Cap Portfolio, Service Class 2      Seeks long-term growth of capital                           FMR

Vanguard(R) VIF Mid-Cap                     Seeks to provide long-term growth of capital                Vanguard
   Index Portfolio                          by attempting to match the performance of
                                            a broad-based market index of stocks of
                                            medium-size U.S. companies.

                                  MID-CAP VALUE


PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value Fund,          Seeks long-term capital growth.                             American Century
   Class II                                 Income is a secondary objective.

JPVF Mid-Cap Value Portfolio                Seeks capital appreciation.                                 Wellington


                                SMALL-CAP GROWTH

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF Small Company Portfolio                Seeks growth of capital. The Portfolio pursues its          Lord, Abbett &
                                            objective by investing primarily in a diversified           Company, LLC
                                            portfolio of equity securities issued by small
                                            companies.

ProFund VP Small-Cap Growth                 Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the S&P SmallCap 600/Barra Growth Index.

Scudder VIT Small Cap                       Seeks to replicate, as closely as possible, before          Deutsche
   Index Fund Class B                       expenses, the performance of the Russell 2000
                                            Small Stock Index, which emphasizes stocks of
                                            small U.S. companies.

Vanguard(R) VIF Small Company               Seeks to provide long-term growth of capital.               Granahan and GMO
   Growth Portfolio

                                 SMALL-CAP VALUE

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value                    Seeks long-term total return.                               Franklin Advisory
   Securities Fund, Class 2                                                                             Services, LLC

JPVF Small-Cap Value Portfolio              Seeks long-term capital appreciation by investing           Dalton, Greiner,
                                            primarily in securities of small-cap companies.             Hartman, Maher, LLC

ProFund VP Small-Cap Value                  Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the S&P SmallCap 600/Barra Value Index.

                           INTERNATIONAL LARGE GROWTH

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP International        Seeks capital growth.                                       American Century
   Fund

JPVF International Equity Portfolio         Long-term growth of capital through investments             Marsico Capital
                                            in securities whose primary trading markets are             Management, LLC
                                            outside the United States.

ProFund VP Asia 30                          Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the ProFunds Asia 30 Index.

ProFund VP Europe 30                        Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the ProFunds VP Europe 30 Index.

                            INTERNATIONAL LARGE CORE

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF World Growth Stock Portfolio           Long-term growth through a policy of investing              Templeton Global
                                            primarily in stocks of companies organized in the           Advisors, Ltd.
                                            U.S. or in any foreign nation. A portion of the
                                            Portfolio may also be invested in debt obligations
                                            of companies and governments of any nation.
                                            Any income realized will be incidental.

                            INTERNATIONAL LARGE VALUE

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities                Seeks long-term capital growth.                             Templeton Investment
   Fund: Class 2                                                                                        Counsel, LLC

                                     SECTOR


PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series                    Seeks capital growth and current income (income             MFS
                                            above that is available from a portfolio invested
                                            entirely in equity securities).

ProFund VP Financials                       Seeks daily investment results, before fees and             ProFund
                                            expenses, that corresponds to the daily performance
                                            of the Dow Jones U.S. Financial Sector Index.

ProFund VP Health Care                      Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Technology                       Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Technology Sector Index.

Vanguard(R) VIF REIT Index                  Seeks to provide a high level of income and                 Vanguard
   Portfolio                                moderate long-term growth of capital.

                                  FIXED INCOME


PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio,        Seeks to achieve as high a level of current income          FMR
   Service Class 2                          as is consistent with preservation of capital.

JPVF High Yield Bond Portfolio              High level of current income by investing                   MFS
                                            primarily in corporate obligations with emphasis
                                            on higher yielding, higher risk, lower-rated or
                                            unrated securities.

PIMCO Total Return Portfolio                Seeks maximum total return, consistent with                 PIMCO
                                            preservation of capital and prudent investment
                                            management.

ProFund VP Rising Rates Opportunity         Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to one and one-quarter
                                            times (125%) the inverse (opposite) of the daily price
                                            movement of the most recently issued 30-year
                                            U.S. Treasury Bond ("Long Bond").

ProFund VP U.S. Government Plus             Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to one and one-quarter
                                            times (125%) the daily price movement of the
                                            most recently issued 30-year U.S. Treasury
                                            Bond ("Long Bond").


                                     HYBRID

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio                     Reasonable current income and long-term capital             Wellington
                                            growth, consistent with conservation of capital,
                                            by investing primarily in common stocks and
                                            fixed income securities.

                                  MONEY MARKET

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio                 Seeks to achieve as high a level of current income          MFS
                                            as is consistent with preservation of capital and
                                            liquidity.

An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

   Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

-  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

   We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

   We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

     (a) to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Division to another, or from any Division to our general account;

     (d) to add, combine, or remove Divisions in the Separate Account;

     (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges" on page 29; and

     (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

   Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

-  GENERAL ACCOUNT

   Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

   The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 3.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

   The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

   We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 3.0%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 3.0%.

   If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

   POLICY CHOICES

-  GENERAL

   The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

   To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 85 at the time the application for the Policy is submitted. For ages 15 and over, the Insured's tobacco status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

   The minimum Specified Amount at issue is $100,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-  PREMIUM PAYMENTS

   The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually. ($50 for electronic fund transfers).

   If you pay the Minimum Annual Premium during the minimum premium period, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum premium period is five years. The minimum initial premium will equal the Minimum Annual Premium, divided by 6.

   We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

   In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

-  MODIFIED ENDOWMENT CONTRACT

   The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

-  COMPLIANCE WITH THE INTERNAL REVENUE CODE

   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance peremium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirments of the Code.

   We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-  BACKDATING


   Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.


-  ALLOCATION OF PREMIUMS


   We will allocate premium payments, net of the premium tax charge, Federal income tax charge and Premium Load, plus interest earned from the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

   You may change your premium allocation instructions at any time. Your request may be written, by telephone or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-  DEATH BENEFIT OPTIONS

   At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

   OPTION I: The Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the death of the Insured multiplied by the corridor percentage, as described below.

   OPTION II: The Death Benefit equals the greater of (i) the current Specified Amount plus the Accumulation Value on the death of the Insured or (ii) the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

   OPTION III: The Death Benefit equals the greater of (i) the current Specified Amount plus the total premiums paid less any withdrawals to the date of death or (ii) the Accumulation Value multiplied by the corridor percentage as described below. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.

   The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the Code.

   DEATH BENEFIT QUALIFICATION TEST

   You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.

   The guideline premium test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.

   Following are the Corridor Percentages under the Guideline Premium Test:

                              CORRIDOR PERCENTAGES
                       (ATTAINED AGE OF THE INSURED AT THE
                         BEGINNING OF THE CONTRACT YEAR)

   AGE        %        AGE     %        AGE     %       AGE      %
   ---        -        ---     -        ---     -       ---      -
   0-40      250%      50     185%      60     130%      70     115%
    41       243       51     178       61     128       71     113
    42       236       52     171       62     126       72     111
    43       229       53     164       63     124       73     109
    44       222       54     157       64     122       74     107
    45       215       55     150       65     120     75-90    105
    46       209       56     146       66     119       91     104
    47       203       57     142       67     118       92     103
    48       197       58     138       68     117       93     102
    49       191       59     134       69     116       94     101
                                                         95+    100

   The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

   The tests differ as follows:

   (1) the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

   (2) the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.

   (3) If you wish to pay more premium than is permitted under the guideline premium test, for example to target a funding objective, you should consider the cash value accumulation test, because it generally permits higher premium payments. However, the higher corridor percentage might cause you to pay higher cost of insurance charges. Payment of higher premiums could also cause your Policy to be deemed a MEC.

   (4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the guideline premium test will better serve this objective. Since the corridor percentages are lower, the smaller required Death Benefit generally results in lower cost of insurance charges.

   You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.

   The following example demonstrates the Death Benefits under Options I, II and III for the cash value accumulation test and the guideline premium test. The example shows an Ensemble Protector Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.

                                                      CASH VALUE     GUIDELINE
                                                     ACCUMULATION     PREMIUM
                                                         TEST           TEST
                                                     ------------    ---------
   Specified Amount                                     100,000       100,000
   Accumulation Value                                    70,000        70,000
   Corridor Percentage                                      225%          157%
   Total Premiums less Withdrawals                       40,000        40,000
   Death Benefit Option I                               157,500       109,000
   Death Benefit Option II                              170,000       170,000
   Death Benefit Option III                             157,500       140,000

   Under any of the Death Benefit Options, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

   Beginning on the Policy Anniversary nearest the Insured's Attained Age 100, the Death Benefit then in effect will remain in effect.

   After the Policy has been in force for not less than 12 months and so long as you have not reached Age 100, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option III to Option II, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option III to Option I, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options I or II to Option III. If a change would result in an immediate increase in the Death Benefit, such change will be subject to evidence of insurability.

-  TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS


   The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

   We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

   However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

   We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services. We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

   In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason.

   We have the right to terminate, suspend or modify these provisions.

   You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time. Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

   You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

   Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts (which we currently waive), also apply. We reserve the right to modify these restrictions.

   We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.


-  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

   You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.

   We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

   We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

   Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

   You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

   You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

   You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or more information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at anytime.

   You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

   Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investment Divisions available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

POLICY VALUES

-  ACCUMULATION VALUE

   The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

   On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

     (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

    (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

   (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

    (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

     (v) all withdrawals from the Division during the current Valuation Period.

   Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction.

   See "Policy Loans" for a description of Type B loans.

-  UNIT VALUES

   We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

   The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-  NET INVESTMENT FACTOR

   The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

   (1) is the sum of:

       (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

       (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

   (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

   (3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

   Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

   The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

   You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-  SURRENDER VALUE

   The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See "Charges Deducted Upon Surrender.")

   CHARGES & FEES

-  CHARGES & FEES ASSESSED AGAINST PREMIUM

   PREMIUM CHARGES


   Before a premium is allocated to any of the Divisions of Separate Account A and the General Account, we will deduct (except with respect to policies issued for delivery to residents of the Commonwealth of Puerto Rico) the following fees and charges:

   - a premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California).


   - a federal income tax charge of 1.25% ("Federal Income Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.


   - a Premium Load, which is guaranteed not to exceed 3% of premium in all Policy Years, which reimburses us for a portion of our distribution expenses.


   The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Code.


   For policies issued for delivery to residents of the Commonwealth of Puerto Rico, we will deduct a charge against premium of 6.75% (after Policy year 10, we currently deduct a charge of 3.75%) before a premium is allocated to any of the divisions of Separate Account A or the General Account. If permitted by applicable law, this charge may be increased to reflect changes in Federal or Commonwealth of Puerto Rico tax laws which increase our tax liability.


   The premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

-  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

   Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

   MONTHLY DEDUCTION

   On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

   The Monthly Deduction equals:

     i)  the Cost of Insurance for the Policy (as described below), plus

    ii)  a Monthly Administrative Fee of $10, plus

   iii) a monthly Acquisition Charge during the first two Policy Years equal to 1% of the Load Basis Amount per month, plus

    iv) a monthly Unit Expense Charge equal to $0.015 per thousand of Specified Amount, plus

     v)  the cost of optional benefits provided by rider.

    vi) a monthly Acquisition Charge during the first 24 months following any increase in Specified Amount.

   COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

   The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

     i)  is the current Cost of Insurance Rate as described in the Policy;

    ii)  is the death benefit at the beginning of the policy month divided by
         1.002466 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 3%); and

   iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

   The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

   The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

   MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

   UNIT EXPENSE CHARGE. We will deduct a onthly Unit Expense Charge equal to $.015 per $1000 of Specified Amount in Policy Years 1 through 10 ($.18 per $10000) on a current assumption basis. The Unit Expense Charge is guaranteed not to exceed $.015 per $1000 of Specified Amount in all Policy Years.

   ACQUISITION CHARGE. We will deduct from the Accumulation Value a monthly acquisition charge equal to 1% of the Load Basis Amount in the first and second Policy Years. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insured. The maximum load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $0.67 per month per $1000 of Specified Amount. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge, plus the Premium Load and the Surrender Charge, discussed below, compensate us for total sales expenses for the year.

   To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges, the Unit Expense Charge, the Premium Load and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.

   CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-  CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

   MORTALITY AND EXPENSE RISK CHARGE

   We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 15 and 0.10% in Policy Years 16 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 15 and 0.60% in Policy Years 16 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

   The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

   ADMINISTRATIVE CHARGE FOR TRANSFERS OR WITHDRAWAL

   We may impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). This fee is guaranteed not to exceed $50 per transfer. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25.

-  CHARGES DEDUCTED UPON SURRENDER

   If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first ten Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs.

   The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date. It equals your Policy's Specified Amount times a rate per $1,000 of Specified Amount, which varies based on the Issue Age, risk classification and, in most states, sex of the Insured. The initial maximum Surrender Charge will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

   For the first five Policy Years, the amount we charge you on surrender will equal the initial Surrender Charge. It will then decrease annually, decreasing to zero in the eleventh Policy Year. The Surrender Charge in any given Policy Year will equal the following percentage of the initial Surrender Charge:

                                       SURRENDER CHARGE
                                       AS PERCENTAGE OF
                                      INITIAL SURRENDER
                 POLICY YEAR                CHARGE*
                 -----------          -----------------
                     0-3                     100%
                      4                     87.5%
                      5                       75%
                      6                     62.5%
                      7                       50%
                      8                     37.5%
                      9                       25%
                     10                     12.5%
                     11+                       0%

   *May be lower at some ages

   For example, if your Policy's Specified Amount were $100,000, and the applicable rate were $12.28 per thousand, your initial Surrender Charge would be $1,228 for a 42 year old male non tobacco user. The Surrender Charge applicable in any Policy Year therefore would be as follows:

                                       SURRENDER CHARGE
                                         PER $1,000 OF
                 POLICY YEAR           SPECIFIED AMOUNT
                 -----------           ----------------
                     0-3                     12.28%
                      4                      10.74%
                      5                       9.21%
                      6                       7.67%
                      7                       6.14%
                      8                       4.60%
                      9                       3.07%
                     10                       1.50%
                     11+                      0.00%

   We will not assess a Surrender Charge after the eleventh Policy Year unless there is an increase in Specified Amount.

   The Surrender Charge on an increase in Specified Amount is described in "Surrender Charges on Increase in Specified Amount" below.

   The maximum Surrender Charge that we will assess is $51.74 per $1000 of specified amount. This is the Surrender Charge on a surrender in the first Policy Year for a male non tobacco user, Standard Rating Class, age 71.

   A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or from a reduction in Specified Amount plus any applicable pro rata Surrender Charge.

-  SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

   All applicable Surrender Charges are imposed on Surrenders.

   We will impose a partial Surrender Charge on withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction times the then-current Surrender Charge. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge equal to the lesser of 2% of the withdrawal amount or $25 will be deducted from the amount of each withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

   We will also impose a partial Surrender Charge on decreases in Specified Amount. It will equal the amount of the decrease in Specified Amount divided by the Specified Amount before the decrease times the then-current Surrender Charge.

-  SURRENDER CHARGES ON INCREASES IN SPECIFIED AMOUNT

   Increases in Specified Amount will be subject to a new Surrender Charge. The Surrender Charge on the increase will equal one-half the Surrender Charge we would assess if you were purchasing a new Policy, rather than increasing the Specified Amount of your existing Policy.

   The Surrender Charge on the increase will be determined based on the Insured's circumstances at the time of the increase. The Surrender Charge will apply for nine years from the effective date of the increase, and will decrease over that period just as initial Surrender Charges decrease.

   OTHER CHARGES

   We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

   POLICY RIGHTS

-  SURRENDERS

   By Written Request, you may surrender or exchange the Policy under Code
   Section 1035, for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment", "Policy Settlement" and "Payment of Benefits".)

-  WITHDRAWALS

   By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser of $25 or 2% of the withdrawal will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

   Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

   - The Policy's Cash Value will be reduced by the amount of the withdrawal plus the $25 charge;

   - The Policy's Accumulation Value will be reduced by the amount of the withdrawal, the $25 charge plus any applicable pro rata Surrender Charge;

   - The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

   The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

   If the Death Benefit Option for the Policy is Option I, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $25,000.

   If the Death Benefit Option for the Policy is Option II, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

   If the Death Benefit Option for the Policy is Option III, a withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

   You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. ("See Right to Defer Payment", "Policy Changes" and "Payment of Benefits".)

-  GRACE PERIOD

   Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". During the first five Policy Years, however, if you have paid the required cumulative minimum premiums, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.

   Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

   The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

   If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

   COVERAGE PROTECTION GUARANTEE

   A coverage protection guarantee provision is available at no charge to you. The Policy will not enter the Grace Period regardless of declines in the Surrender Value so long as cumulative premiums paid less cumulative withdrawals to date, less Policy Debt exceed cumulative required coverage protection premiums. Consult your Policy for minimum premium requirements and coverage protection guarantee periods.

   There is a maximum guarantee period of 20 years. The guarantee period varies by Issue Age. The guarantee does not apply in the following situations:

   -   if you have selected Death Benefit Option III;

   -   if you have selected the Automatic Increase Rider;

   -   if you change your Death Benefit from Option I to Option II;

   -   if your Policy lapses and is subsequently reinstated.

-  REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

   If the Policy terminates as provided in its Grace Period provision, you may apply to reinstate it. To reinstate the Policy, the following conditions must be met:

   -   The Policy has not been fully surrendered.

   - You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

   -   We must receive evidence of insurability satisfactory to us.

   - We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.

   - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

   - Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments".)

-  COVERAGE BEYOND INSURED'S ATTAINED AGE 100

   At the Insured's Attained Age 100, if the Policy is not in the Grace Period and is not in force as a result of the overloan protection endorsement, we will make several changes to your Policy as follows:

   - Your Policy will continue in force for the lifetime of the Insured unless you surrender the Policy;

   -   The Death Benefit Option in effect may not be changed;

   -   No further premiums will be accepted;

   -   No further Monthly Deductions will be taken;

   - The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

   - Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

-  RIGHT TO DEFER PAYMENT

   Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

   Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-  POLICY LOANS

   We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

   We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.


   Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 3%.


   We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged interest at an effective annual rate of 5.25%. The interest credited to the amount of the Accumulation Value held in the General Account to secure Type A loans is 5.00%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 6.00% and the interest credited to the amount of the Accumulation Value held in the General Account to secure Type B loans is 5.00%%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

   If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

   You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the premium frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

   Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

   An outstanding loan amount will decrease the Surrender Value available under the Policy. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-  OVERLOAN PROTECTION ENDORSEMENT

   The Overloan Protection Endorsement, if available at the time your Policy is issued, will protect you against lapse of your Policy due to Policy Debt exceeding Cash Value. There is no charge for the Endorsement. Under this Endorsement, your Policy will not lapse if:

   -   Your Policy has been in force for at least 20 policy years;

   -   The Insured's Attained Age is at least 65;

   - Your Policy's Surrender Value is insufficient to cover the cost of a Monthly Deduction;

   -   The Policy Debt is greater than the Specified Amount.

   -   You have selected Death Benefit Option I.

   -   You have selected the Guideline Premium Test

   However, the following changes will be made to your Policy:

   -   Any Riders will terminate;

   -   All Accumulation Value will be transferred to the General Account;

   - Cost of Insurance Charges, Monthly Administrative Charges and Monthly Accumulation Value Adjustment will cease; and

   -   The Death Benefit will equal the greater of (a) or (b) where:

       (a) is the Accumulation Value on the Date of Death multiplied by the corridor factor; and

       (b) is the Policy Debt on the Insured's date of death plus $10,000.

   - No further premium payments, withdrawals, Policy Loans, changes in Specified Amount, changes in Death Benefit Option, or transfers among investment Divisions will be permitted; and

   - Interest will be credited to the Loan Collateral and any unloaned funds in the General Account, and interest will continue to be charged to the Loan Amount.

   -   The Accumculation Value will not be less than zero.

   If the Policy is in force under the Overloan Protection Endorsement when the Insured reaches Attained Age 100, then the following changes also will occur:

   - Interest credited on both Type A and Type B loans will be at the rate of 5.0%, and interest charged on all Policy Loans will be at the rate of 5.0%;

   -   No further Monthly Deductions will be made.

-  POLICY CHANGES

   You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

   INCREASE OR DECREASE IN SPECIFIED AMOUNT

   You may increase or decrease the Specified Amount of this Policy after the 1st Policy Year. You must send us a written request and the Policy to our Service Office. However:

   -   Any increase or decrease must be at least $25,000.

   -   Any increase or decrease will affect your cost of insurance charge.

   - Any increase or decrease may affect the monthly Accumulation Value Adjustment.

   -   We may require evidence of insurability for an increase.

   -   You must be under Attained Age 86 at the time you apply for an increase.

   -   You may only request an increase or decrease once every 12 months.

   - Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase.

   - We will assess a new Acquisition charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by sex, Attained Age, and rating class of the Insured at the time of the increase. The charge will be in effect for the 120 months following the increase.

   -   Any increase will result in a new Surrender Charge.

   -   We will assess a pro rata Surrender Charge on decreases.


   - Any increase during the first 5 Policy years will result in an increase in the Minimum Premium.


   - Any decrease may result in federal tax implications (See "Federal Tax Matters").

   -   No decrease may decrease the Specified Amount below $25,000.

   - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

   - We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a MEC because of additional 1035 exchange money we receive after the Policy is issued.

   CHANGE IN DEATH BENEFIT OPTION

   Any change in the Death Benefit Option is subject to the following conditions:

   - The change will take effect on the Monthly Anniversary Date on or next following the date on which your written request is received.

   -   There will be no change in the Surrender Charge.

   - Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

   - If you change from Option I to Option II the Specified Amount will be decreased by the Accumulation Value.

   - If you change from Option II to Option I, the Specified Amount will be increased by the Accumulation Value.

   - If you change from Option III to Option I, the Specified Amount will be increased by the total premiums paid less any withdrawals.

   - If you change from Option III to Option II, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

   -   Changes from Option I or II to Option III are not allowed.

   We will not require evidence of insurability for a change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

   If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.

-  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")


   The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to the person who remitted the funds within seven days all payments we received on the Policy.

   Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-  SUPPLEMENTAL BENEFITS

   The supplemental benefits currently available as riders to the Policy include the following:

   - ACCELERATED BENEFIT RIDER--pays a portion of the Death Benefit upon occurrence of terminal illness or nursing home confinement, subject to the terms of the rider. The availability of Accelerated Benefit Rider is restricted by underwriting class.

   - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event of accidental death, subject to the terms of the rider.

   - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

   - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

   - DISABILITY WAIVER OF DEDUCTIONS--In the event of disability of the Insured after Attained Age 5 and before age 65, we will waive the Monthly Deduction for the Policy. If any other benefit or coverage rider is included in the Policy, its monthly cost will also be waived. For disability occurring on or after age 56 and before age 65, the maximum benefit period is 15 years. Eligible issue ages for this rider are 0-60. The charge for this rider is equal to a percentage of the Monthly Deduction for the Policy, plus the monthly deduction for any other riders (except for the Death Benefit Maintenance Rider). The percentage increases each year with Attained Age. The charge for this rider is taken as a monthly deduction from the Policy.

   - DISABILITY WAIVER OF SPECIFIED PREMIUM--If the Insured is disabled before age 65, we will pay a specified monthly premium into the Policy beginning with the Monthly Anniversary Date following the commencement of total disability. We will pay the specified monthly premiums after the beginning of and during the continuance of such disability. The charges for this rider may vary by age, sex and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy.

   - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, tobacco status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

   - GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

   - SPOUSE TERM RIDER--provides term insurance coverage on the spouse of the Insured up to age 95, subject to the terms of the rider. Rider features and availability will vary by state.

   Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

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   DEATH BENEFIT

   The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

   Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.

   All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

   If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

   (See "Right to Defer Payment" and "Policy Settlement") The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

   POLICY SETTLEMENT

   We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender. You may contact us at any time for information on available Settlement Options.

   ADDITIONAL INFORMATION

-  REPORTS TO POLICYOWNERS

   We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

   1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

   2. A statement of all premiums paid and all charges incurred;


   3. The balance of outstanding Policy Loans for the previous policy year;


   4. Any reports required by the 1940 Act.

   Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-258-3648 x 7719.

   We will promptly mail confirmation notices at the time of the following transactions:

   1. Policy placement;

   2. receipt of premium payments;

   3. initial allocation among Divisions on the Allocation Date;

   4. transfers among Divisions;

   5. change of premium allocation;

   6. change between Death Benefit Options;

   7. increases or decreases in Specified Amount;

   8. withdrawals, surrenders or loans;

   9. receipt of loan repayments;

   10. reinstatements; and

   11. redemptions due to insufficient funds.

-  RIGHT TO INSTRUCT VOTING OF FUND SHARES

   In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports

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   relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

   We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

   We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

-  DISREGARD OF VOTING INSTRUCTIONS

   When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

   We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-  STATE REGULATION

   Jefferson Pilot Financial Insurance Company is governed under the laws of the State of Nebraska. An annual statement is filed with the Nebraska Insurance Commission on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

   In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

   The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-  LEGAL MATTERS


   We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel.


-  FINANCIAL STATEMENTS


   The financial statements of the Separate Account at December 31, 2004 and for each of the two years in the period ended December 31, 2004, the consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the accompanying Reports of Independent Registered Public Accounting Firm, appear in the Statement of Additional Information. Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

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-  EMPLOYMENT BENEFIT PLANS

   Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

   TAX MATTERS

-  GENERAL

   Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-  FEDERAL TAX STATUS OF THE COMPANY

   We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

-  LIFE INSURANCE QUALIFICATION

   The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

   Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.


   The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.


   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option of any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

   A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

   The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevent Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

   Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

   If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium, as outlined above. We also may offer you the choice of moving the excess premium to an advance premium deposit fund account, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

   If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first) basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

   A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

   To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

   We believe the Policy will continue to qualify as life insurance under the Code; however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

   The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

   Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

   Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

   If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

   In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

   The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

   The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

   Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

   Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

   The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

   The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-  CHARGES FOR JP FINANCIAL INCOME TAXES

   We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

   Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

   MISCELLANEOUS POLICY PROVISIONS

-  THE POLICY


   The Policy which you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.


   Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

   We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-  PAYMENT OF BENEFITS

   All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

-  SUICIDE AND INCONTESTABILITY

   SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

   INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

-  PROTECTION OF PROCEEDS

   To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-  NONPARTICIPATION

   The Policy is not entitled to share in our divisible surplus. No dividends are payable.

-  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

   Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

   The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-  MISSTATEMENTS

   If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

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   APPENDIX A

-  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

   Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-20 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

   The amount of the Accumulation Value exceeds the Cash Value during the first ten Policy Years due to the Surrender Charge. For Policy Years eleven and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

   The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the sex, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and premium load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I, Option II or Option III Death Benefits are illustrated.

   The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.


   The policy values shown take into account the following: A daily investment advisory fee equivalent to the maximum annual rate of .67% is deducted. This investment advisory fee is an arithmetic average of the individual investment advisory fees of the forty-three Portfolios. An expense charge equivalent to an annual rate of 0.42% is deducted. This expense charge is an arithmetic average of the expenses (before waivers and reimbursements) incurred by the forty-three Portfolios during the twelve months ended December 31, 2004. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks Charge, which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the Divisions in Policy Years 1 through 15 and 0.10% (0.60% guaranteed) thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.72%, 4.28% and 10.28%, respectively, on a current basis, and -1.97%, 4.03% and 10.03%, respectively, on a guaranteed basis in Policy Years 1 through 15. For Policy Years 16 and thereafter the illustrated gross investment rates of 0%, 6% and 12% correspond to approximate net annual rates of

   -1.39%, 4.28%, and 10.61%, respectively, on a current basis, and -1.64%, 4.03% and 10.36%, respectively, on a guaranteed basis.


   The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% Premium Tax charge, the 1.25% federal income tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. It also reflects deduction of the Monthly Deduction. As part of the Monthly Deduction, the Monthly Acquisition Charge of 1% of the Load Basis Amount per month in Policy Years 1 and 2 has been deducted. The Load Basis Amount varies by sex, Issue Age and rating class of the Insured.

   The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

   The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

   Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $50 for such illustrations.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
       ENSEMBLE PROTECTOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)         12%    (10.61% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)      12%    (10.36% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):  $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION        CASH           DEATH
  YEAR          PER YEAR            VALUE(3)         VALUE(3      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  -----      --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1              2,100                 1,536              45       100,000               1,251               0       100,000
   2              4,305                 3,213           1,722       100,000               2,600           1,109       100,000
   3              6,620                 5,235           3,744       100,000               4,245           2,754       100,000
   4              9,051                 7,459           6,155       100,000               6,028           4,724       100,000
   5             11,604                 9,910           8,792       100,000               7,961           6,843       100,000
   6             14,284                12,619          11,688       100,000              10,060           9,129       100,000
   7             17,098                15,612          14,867       100,000              12,337          11,592       100,000
   8             20,053                18,919          18,360       100,000              14,808          14,249       100,000
   9             23,156                22,577          22,205       100,000              17,491          17,119       100,000
  10             26,414                26,617          26,431       100,000              20,405          20,219       100,000
  15             45,315                54,727          54,727       100,000              39,537          39,537       100,000
  20             69,439               103,828         103,828       126,670              71,649          71,649       100,000
  25            100,227               186,473         186,473       216,308             126,735         126,735       147,012
  30            139,522               325,303         325,303       348,074             216,185         216,185       231,318
  35            189,673               559,632         559,632       587,613             362,827         362,827       380,968
  40            253,680               950,055         950,055       997,558             594,524         594,524       624,250
  45            335,370             1,594,866       1,594,866     1,674,609             950,158         950,158       997,666
  50            439,631             2,677,024       2,677,024     2,703,794           1,525,027       1,525,027     1,540,277


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals 11.11% on the current basis and 10.61% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)         12%    (10.61% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)      12%    (10.36% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):  $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  -----      --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,536              45       100,000               1,251               0       100,000
   2               4,305                3,213           1,722       100,000               2,600           1,109       100,000
   3               6,620                5,235           3,744       100,000               4,245           2,754       100,000
   4               9,051                7,459           6,155       100,000               6,028           4,724       100,000
   5              11,604                9,910           8,792       100,000               7,961           6,843       100,000
   6              14,284               12,619          11,688       100,000              10,060           9,129       100,000
   7              17,098               15,612          14,867       100,000              12,337          11,592       100,000
   8              20,053               18,919          18,360       100,000              14,808          14,249       100,000
   9              23,156               22,577          22,205       100,000              17,491          17,119       100,000
  10              26,414               26,617          26,431       100,000              20,405          20,219       100,000
  15              45,315               54,727          54,727       100,000              39,537          39,537       100,000
  20              69,439              102,056         102,056       177,578              70,978          70,978       123,501
  25             100,227              178,894         178,894       277,286             117,930         117,930       182,792
  30             139,522              302,881         302,881       427,062             185,399         185,399       261,412
  35             189,673              500,976         500,976       651,269             278,918         278,918       362,593
  40             253,680              814,206         814,206       993,332             405,256         405,256       494,412
  45             335,370            1,305,521       1,305,521     1,514,404             568,994         568,994       660,033
  50             439,631            2,078,933       2,078,933     2,307,616             786,106         786,106       872,578


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals 11.11% on the current basis and 10.61% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)         12%    (10.61% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)      12%    (10.36% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):  $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH          DEATH          ACCUMULATION         CASH           DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,533              42       101,533               1,244               0       101,244
   2               4,305                3,202           1,711       103,202               2,577           1,086       102,577
   3               6,620                5,210           3,719       105,210               4,195           2,704       104,195
   4               9,051                7,412           6,108       107,412               5,936           4,632       105,936
   5              11,604                9,831           8,713       109,831               7,808           6,690       107,808
   6              14,284               12,496          11,565       112,496               9,821           8,890       109,821
   7              17,098               15,429          14,684       115,429              11,979          11,234       111,979
   8              20,053               18,658          18,099       118,658              14,292          13,733       114,292
   9              23,156               22,214          21,842       122,214              16,764          16,392       116,764
  10              26,414               26,123          25,937       126,123              19,402          19,216       119,402
  15              45,315               52,763          52,763       152,763              35,482          35,482       135,482
  20              69,439               96,871          96,871       196,871              58,069          58,069       158,069
  25             100,227              168,925         168,925       268,925              88,104          88,104       188,104
  30             139,522              286,930         286,930       386,930             126,144         126,144       226,144
  35             189,673              480,032         480,032       580,032             169,188         169,188       269,188
  40             253,680              796,632         796,632       896,632             211,273         211,273       311,273
  45             335,370            1,317,552       1,317,552     1,417,552             234,167         234,167       334,167
  50             439,631            2,179,136       2,179,136     2,279,136             208,446         208,446       308,446


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals 11.11% on the current basis and 10.61% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)         12%    (10.61% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)      12%    (10.36% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):  $2,000



                 PREMIUMS                   ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,533              42       101,533               1,244               0       101,244
   2               4,305                3,202           1,711       103,202               2,577           1,086       102,577
   3               6,620                5,210           3,719       105,210               4,195           2,704       104,195
   4               9,051                7,412           6,108       107,412               5,936           4,632       105,936
   5              11,604                9,831           8,713       109,831               7,808           6,690       107,808
   6              14,284               12,496          11,565       112,496               9,821           8,890       109,821
   7              17,098               15,429          14,684       115,429              11,979          11,234       111,979
   8              20,053               18,658          18,099       118,658              14,292          13,733       114,292
   9              23,156               22,214          21,842       122,214              16,764          16,392       116,764
  10              26,414               26,123          25,937       126,123              19,402          19,216       119,402
  15              45,315               52,763          52,763       152,763              35,482          35,482       135,482
  20              69,439               96,871          96,871       196,871              58,069          58,069       158,069
  25             100,227              168,925         168,925       268,925              88,104          88,104       188,104
  30             139,522              286,435         286,435       403,873             126,144         126,144       226,144
  35             189,673              474,434         474,434       616,764             169,188         169,188       269,188
  40             253,680              771,710         771,710       941,486             211,273         211,273       311,273
  45             335,370            1,238,009       1,238,009     1,436,091             234,167         234,167       334,167
  50             439,631            1,972,049       1,972,049     2,188,975             208,446         208,446       308,446


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals 11.11% on the current basis and 10.61% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)         12%    (10.61% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)      12%    (10.36% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):  $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,532              41       102,000               1,242               0       102,000
   2               4,305                3,200           1,709       104,000               2,569           1,078       104,000
   3               6,620                5,205           3,714       106,000               4,176           2,685       106,000
   4               9,051                7,405           6,101       108,000               5,903           4,599       108,000
   5              11,604                9,822           8,704       110,000               7,757           6,639       110,000
   6              14,284               12,486          11,555       112,000               9,748           8,817       112,000
   7              17,098               15,420          14,675       114,000              11,881          11,136       114,000
   8              20,053               18,654          18,095       116,000              14,166          13,607       116,000
   9              23,156               22,221          21,849       118,000              16,609          16,237       118,000
  10              26,414               26,149          25,963       120,000              19,219          19,033       120,000
  15              45,315               53,184          53,184       130,000              35,314          35,314       130,000
  20              69,439               99,533          99,533       140,000              59,195          59,195       140,000
  25             100,227              178,999         178,999       207,639              96,080          96,080       150,000
  30             139,522              312,765         312,765       334,658             161,105         161,105       172,383
  35             189,673              538,544         538,544       565,471             273,365         273,365       287,033
  40             253,680              914,725         914,725       960,462             450,794         450,794       473,334
  45             335,370            1,536,019       1,536,019     1,612,820             723,225         723,225       759,386
  50             439,631            2,578,708       2,578,708     2,604,495           1,163,565       1,163,565     1,175,201


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals 11.11% on the current basis and 10.61% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)         12%    (10.61% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)      12%    (10.36% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):  $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
 YEAR           PER YEAR            VALUE(3)         VALUE(3)     BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,532              41       102,000               1,242               0       102,000
   2               4,305                3,200           1,709       104,000               2,569           1,078       104,000
   3               6,620                5,205           3,714       106,000               4,176           2,685       106,000
   4               9,051                7,405           6,101       108,000               5,903           4,599       108,000
   5              11,604                9,822           8,704       110,000               7,757           6,639       110,000
   6              14,284               12,486          11,555       112,000               9,748           8,817       112,000
   7              17,098               15,420          14,675       114,000              11,881          11,136       114,000
   8              20,053               18,654          18,095       116,000              14,166          13,607       116,000
   9              23,156               22,221          21,849       118,000              16,609          16,237       118,000
  10              26,414               26,149          25,963       120,000              19,219          19,033       120,000
  15              45,315               53,184          53,184       130,000              35,314          35,314       130,000
  20              69,439               99,187          99,187       172,585              59,195          59,195       140,000
  25             100,227              174,209         174,209       270,024              96,080          96,080       150,000
  30             139,522              295,268         295,268       416,328             153,053         153,053       215,804
  35             189,673              488,690         488,690       635,297             232,148         232,148       301,792
  40             253,680              794,536         794,536       969,334             339,094         339,094       413,695
  45             335,370            1,274,271       1,274,271     1,478,155             477,818         477,818       554,268
  50             439,631            2,029,459       2,029,459     2,252,700             661,816         661,816       734,616


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals 11.11% on the current basis and 10.61% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)          6%    (4.61% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)       6%    (4.36% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):  $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,440               0       100,000               1,163               0       100,000
   2               4,305                2,924           1,433       100,000               2,346             855       100,000
   3               6,620                4,639           3,148       100,000               3,730           2,239       100,000
   4               9,051                6,419           5,115       100,000               5,142           3,838       100,000
   5              11,604                8,272           7,154       100,000               6,578           5,460       100,000
   6              14,284               10,205           9,274       100,000               8,040           7,109       100,000
   7              17,098               12,221          11,476       100,000               9,520           8,775       100,000
   8              20,053               14,323          13,764       100,000              11,016          10,457       100,000
   9              23,156               16,517          16,145       100,000              12,521          12,149       100,000
  10              26,414               18,800          18,614       100,000              14,031          13,845       100,000
  15              45,315               32,087          32,087       100,000              21,548          21,548       100,000
  20              69,439               49,126          49,126       100,000              28,896          28,896       100,000
  25             100,227               70,787          70,787       109,720              34,530          34,530       100,000
  30             139,522               97,385          97,385       137,313              35,785          35,785       100,000
  35             189,673              129,279         129,279       168,062              24,516          24,516       100,000


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals 5.11% on the current basis and 4.61% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)          6%     (4.61% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)       6%     (4.36% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):  $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        --------------------------------                  -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,440               0       100,000               1,163               0       100,000
   2               4,305                2,924           1,433       100,000               2,346             855       100,000
   3               6,620                4,639           3,148       100,000               3,730           2,239       100,000
   4               9,051                6,419           5,115       100,000               5,142           3,838       100,000
   5              11,604                8,272           7,154       100,000               6,578           5,460       100,000
   6              14,284               10,205           9,274       100,000               8,040           7,109       100,000
   7              17,098               12,221          11,476       100,000               9,520           8,775       100,000
   8              20,053               14,323          13,764       100,000              11,016          10,457       100,000
   9              23,156               16,517          16,145       100,000              12,521          12,149       100,000
  10              26,414               18,800          18,614       100,000              14,031          13,845       100,000
  15              45,315               32,087          32,087       100,000              21,548          21,548       100,000
  20              69,439               49,126          49,126       100,000              28,896          28,896       100,000
  25             100,227               70,787          70,787       109,720              34,530          34,530       100,000
  30             139,522               97,385          97,385       137,313              35,785          35,785       100,000
  35             189,673              129,279         129,279       168,062              24,516          24,516       100,000


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals 5.11% on the current basis and 4.61% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)          6%    (4.61% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)       6%    (4.36% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):  $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH           DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
------       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1              2,100                 1,437               0       101,437               1,156               0       101,156
   2              4,305                 2,914           1,423       102,914               2,325             834       102,325
   3              6,620                 4,617           3,126       104,617               3,687           2,196       103,687
   4              9,051                 6,380           5,076       106,380               5,065           3,761       105,065
   5             11,604                 8,208           7,090       108,208               6,455           5,337       106,455
   6             14,284                10,109           9,178       110,109               7,854           6,923       107,854
   7             17,098                12,084          11,339       112,084               9,253           8,508       109,253
   8             20,053                14,135          13,576       114,135              10,646          10,087       110,646
   9             23,156                16,266          15,894       116,266              12,022          11,650       112,022
  10             26,414                18,472          18,286       118,472              13,370          13,184       113,370
  15             45,315                31,021          31,021       131,021              19,411          19,411       119,411
  20             69,439                45,942          45,942       145,942              23,343          23,343       123,343
  25            100,227                62,787          62,787       162,787              21,860          21,860       121,860
  30            139,522                80,878          80,878       180,878               9,772           9,772       109,772


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals 5.11% on the current basis and 4.61% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)           6%     (4.61% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)        6%     (4.36% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH           DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,437               0       101,437               1,156               0       101,156
   2               4,305                2,914           1,423       102,914               2,325             834       102,325
   3               6,620                4,617           3,126       104,617               3,687           2,196       103,687
   4               9,051                6,380           5,076       106,380               5,065           3,761       105,065
   5              11,604                8,208           7,090       108,208               6,455           5,337       106,455
   6              14,284               10,109           9,178       110,109               7,854           6,923       107,854
   7              17,098               12,084          11,339       112,084               9,253           8,508       109,253
   8              20,053               14,135          13,576       114,135              10,646          10,087       110,646
   9              23,156               16,266          15,894       116,266              12,022          11,650       112,022
  10              26,414               18,472          18,286       118,472              13,370          13,184       113,370
  15              45,315               31,021          31,021       131,021              19,411          19,411       119,411
  20              69,439               45,942          45,942       145,942              23,343          23,343       123,343
  25             100,227               62,787          62,787       162,787              21,860          21,860       121,860
  30             139,522               80,878          80,878       180,878               9,772           9,772       109,772


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals 5.11% on the current basis and 4.61% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)           6%     (4.28% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)        6%     (4.03% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,436               0       102,000               1,154               0       102,000
   2               4,305                2,912           1,421       104,000               2,316             825       104,000
   3               6,620                4,611           3,120       106,000               3,666           2,175       106,000
   4               9,051                6,370           5,066       108,000               5,027           3,723       108,000
   5              11,604                8,192           7,074       110,000               6,394           5,276       110,000
   6              14,284               10,087           9,156       112,000               7,763           6,832       112,000
   7              17,098               12,055          11,310       114,000               9,124           8,379       114,000
   8              20,053               14,098          13,539       116,000              10,469           9,910       116,000
   9              23,156               16,221          15,849       118,000              11,784          11,412       118,000
  10              26,414               18,418          18,232       120,000              13,057          12,871       120,000
  15              45,315               30,941          30,941       130,000              18,377          18,377       130,000
  20              69,439               45,982          45,982       140,000              20,375          20,375       140,000
  25             100,227               63,473          63,473       150,000              13,418          13,418       150,000


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals 5.11% on the current basis and 4.61% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)           6%     (4.28% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)        6%     (4.03% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION         CASH         DEATH           ACCUMULATION        CASH           DEATH
 YEAR           PER YEAR            VALUE(3)         VALUE(3)     BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,436               0       102,000               1,154               0       102,000
   2               4,305                2,912           1,421       104,000               2,316             825       104,000
   3               6,620                4,611           3,120       106,000               3,666           2,175       106,000
   4               9,051                6,370           5,066       108,000               5,027           3,723       108,000
   5              11,604                8,192           7,074       110,000               6,394           5,276       110,000
   6              14,284               10,087           9,156       112,000               7,763           6,832       112,000
   7              17,098               12,055          11,310       114,000               9,124           8,379       114,000
   8              20,053               14,098          13,539       116,000              10,469           9,910       116,000
   9              23,156               16,221          15,849       118,000              11,784          11,412       118,000
  10              26,414               18,418          18,232       120,000              13,057          12,871       120,000
  15              45,315               30,941          30,941       130,000              18,377          18,377       130,000
  20              69,439               45,982          45,982       140,000              20,375          20,375       140,000
  25             100,227               63,473          63,473       150,000              13,418          13,418       150,000


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals 5.11% on the current basis and 4.61% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)           0%    (-1.39% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)        0%    (-1.64% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION        CASH           DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,344               0       100,000               1,076               0       100,000
   2               4,305                2,648           1,157       100,000               2,103             612       100,000
   3               6,620                4,090           2,599       100,000               3,258           1,767       100,000
   4               9,051                5,498           4,194       100,000               4,360           3,056       100,000
   5              11,604                6,875           5,757       100,000               5,406           4,238       100,000
   6              14,284                8,228           7,297       100,000               6,395           5,464       100,000
   7              17,098                9,554           8,809       100,000               7,320           6,575       100,000
   8              20,053               10,851          10,292       100,000               8,177           7,613       100,000
   9              23,156               12,123          11,751       100,000               8,958           8,596       100,000
  10              26,414               13,360          13,174       100,000               9,656           9,470       100,000
  15              45,315               19,333          19,333       100,000              11,767          11,767       100,000
  20              69,439               24,351          24,351       100,000              10,984          10,984       100,000
  25             100,227               27,862          27,862       100,000               4,887           4,887       100,000
  30             139,522               29,210          29,210       100,000                   0               0       100,000
  35             189,673               26,811          26,811       100,000                   0               0       100,000
  40             253,680               17,591          17,591       100,000                   0               0       100,000


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals -0.89% on the current basis and -1.39% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)           0%    (-1.39% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)        0%    (-1.64% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                          ASSUMED ANNUAL PREMIUM(2):  $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,344               0       100,000               1,076               0       100,000
   2               4,305                2,648           1,157       100,000               2,103             612       100,000
   3               6,620                4,090           2,599       100,000               3,258           1,767       100,000
   4               9,051                5,498           4,194       100,000               4,360           3,056       100,000
   5              11,604                6,875           5,757       100,000               5,406           4,288       100,000
   6              14,284                8,228           7,297       100,000               6,395           5,464       100,000
   7              17,098                9,554           8,809       100,000               7,320           6,575       100,000
   8              20,053               10,851          10,292       100,000               8,177           7,618       100,000
   9              23,156               12,123          11,751       100,000               8,958           8,586       100,000
  10              26,414               13,360          13,174       100,000               9,656           9,470       100,000
  15              45,315               19,333          19,333       100,000              11,767          11,767       100,000
  20              69,439               24,351          24,351       100,000              10,984          10,984       100,000
  25             100,227               27,862          27,862       100,000               4,887           4,887       100,000
  30             139,522               29,210          29,210       100,000                   0               0       100,000
  35             189,673               26,811          26,811       100,000                   0               0       100,000
  40             253,680               17,591          17,591       100,000                   0               0       100,000


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals -0.89% on the current basis and -1.39% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)           0%    (-1.72% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)        0%    (-1.97% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH           DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,341               0       101,341               1,069               0       101,069
   2               4,305                2,639           1,148       102,639               2,084             593       102,084
   3               6,620                4,071           2,580       104,071               3,220           1,729       103,220
   4               9,051                5,465           4,161       105,465               4,296           2,992       104,296
   5              11,604                6,824           5,706       106,824               5,307           4,189       105,307
   6              14,284                8,154           7,223       108,154               6,252           5,321       106,252
   7              17,098                9,452           8,707       109,452               7,123           6,378       107,123
   8              20,053               10,716          10,157       110,716               7,914           7,355       107,914
   9              23,156               11,950          11,578       111,950               8,616           8,244       108,616
  10              26,414               13,143          12,957       113,143               9,223           9,037       109,223
  15              45,315               18,750          18,750       118,750              10,641          10,641       110,641
  20              69,439               22,913          22,913       122,913               8,736           8,736       108,736
  25             100,227               24,899          24,899       124,899               1,395           1,395       101,395
  30             139,522               23,729          23,729       123,729                   0               0             0


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals -0.89% on the current basis and -1.39% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)           0%    (-1.39% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)        0%    (-1.64% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):  $ 2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH          DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
    1             2,100                 1,341               0       101,341               1,069               0       101,069
    2             4,305                 2,639           1,148       102,639               2,084             593       102,084
    3             6,620                 4,071           2,580       104,071               3,220           1,729       103,220
    4             9,051                 5,465           4,161       105,465               4,296           2,992       104,296
    5            11,604                 6,824           5,706       106,824               5,307           4,189       105,307
    6            14,284                 8,154           7,223       108,154               6,252           5,321       106,252
    7            17,098                 9,452           8,707       109,452               7,123           6,378       107,123
    8            20,053                10,716          10,157       110,716               7,914           7,355       107,914
    9            23,156                11,950          11,578       111,950               8,616           8,244       108,616
   10            26,414                13,143          12,957       113,143               9,223           9,037       109,223
   15            45,315                18,750          18,750       118,750              10,641          10,641       110,641
   20            69,439                22,913          22,913       122,913               8,736           8,736       108,736
   25           100,227                24,899          24,899       124,899               1,395           1,395       101,395
   30           139,522                23,729          23,729       123,729                   0               0             0


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals -0.89% on the current basis and -1.39% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)           0%    (-1.39% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)        0%    (-1.64% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                        ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH           DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
------       --------------       ------------      ---------     ----------        ------------      ---------     -----------
   1               2,100                1,340               0       102,000               1,067               0       102,000
   2               4,305                2,636           1,145       104,000               2,075             584       104,000
   3               6,620                4,064           2,573       106,000               3,198           1,707       106,000
   4               9,051                5,452           4,148       108,000               4,255           2,951       108,000
   5              11,604                6,804           5,686       110,000               5,241           4,123       110,000
   6              14,284                8,124           7,193       112,000               6,151           5,220       112,000
   7              17,098                9,410           8,665       114,000               6,977           6,232       114,000
   8              20,053               10,659          10,100       116,000               7,709           7,150       116,000
   9              23,156               11,875          11,503       118,000               8,337           7,965       118,000
  10              26,414               13,047          12,861       120,000               8,849           8,663       120,000
  15              45,315               18,460          18,460       130,000               9,326           9,326       130,000
  20              69,439               22,073          22,073       140,000               4,865           4,865       140,000
  25             100,227               22,784          22,784       150,000                   0               0             0
  30             139,522               18,669          18,669       160,000                   0               0             0
  35             189,673                5,183           5,183       170,000                   0               0             0


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals -0.89% on the current basis and -1.39% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)          0%    (-1.39% NET)
MALE STANDARD NON-TOBACCO ISSUE AGE 45                                                  (GUARANTEED)       0%    (-1.64% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
  END          ACCUMULATED        ------------------------------------------        -------------------------------------------
  OF         AT 5% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION        CASH           DEATH
 YEAR           PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
 -----       --------------       ------------      ---------     ----------        ------------      ---------     -----------
    1             2,100                 1,340               0       102,000               1,067               0       102,000
    2             4,305                 2,636           1,145       104,000               2,075             584       104,000
    3             6,620                 4,064           2,573       106,000               3,198           1,707       106,000
    4             9,051                 5,452           4,148       108,000               4,255           2,951       108,000
    5            11,604                 6,804           5,686       110,000               5,241           4,123       110,000
    6            14,284                 8,124           7,193       112,000               6,151           5,220       112,000
    7            17,098                 9,410           8,665       114,000               6,977           6,232       114,000
    8            20,053                10,659          10,100       116,000               7,709           7,150       116,000
    9            23,156                11,875          11,503       118,000               8,337           7,965       118,000
   10            26,414                13,047          12,861       120,000               8,849           8,663       120,000
   15            45,315                18,460          18,460       130,000               9,326           9,326       130,000
   20            69,439                22,073          22,073       140,000               4,865           4,865       140,000
   25           100,227                22,784          22,784       150,000                   0               0       150,000
   30           139,522                18,669          18,669       160,000                   0               0       160,000
   35           189,673                 5,183           5,183       170,000                   0               0       170,000


----------

(1) For Policy Years 16 and thereafter, the illustrated net annual rate of return equals -0.89% on the current basis and -1.39% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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

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

To learn more about the Separate Account, Jefferson Pilot Financial Insurance Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-4160

Securities Act of 1933 Registration File No. 333-113334

                              JPF ENSEMBLE PROTECTOR
                        VARIABLE UNIVERSAL LIFE INSURANCE

                                   Offered by

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot Financial Insurance Company Ensemble Protector Variable Universal Life Insurance Policy (the "Policy") offered by Jefferson Pilot Financial Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated April 30, 2004 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.



                               DATED: MAY 1, 2005

                                TABLE OF CONTENTS

                                                                     PAGE
Jefferson Pilot Financial Insurance Company                            3

More Information About the Policy                                      3

Administration                                                         4

Records and Reports                                                    4

Custody of Assets                                                      4

Administrator                                                          5

Principal Underwriter                                                  5

Distribution of the Policy                                             5

Performance Data and Calculations                                      5
    Money Market Division Yield                                        5
    Division Total Return Calculations                                 6
    Other Information                                                  8

Registration Statement                                                 9

Experts                                                                9

Financial Statements - Jefferson Pilot Financial Insurance Company    10

Financial Statements - JPF Separate Account A

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Effective April 30, 1997, the Company, then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, the Company changed its name to Jefferson Pilot Financial Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of the Company. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify, or provide one time or periodic credits which have the effect of modifying, the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or provide one time or periodic credits which have the effect of modifying, certain charges or modify or eliminate certain underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction or credit, the charges to be reduced or credits to be provided, the elimination or modification of underwriting requirements and the criteria for applying a reduction, credit, elimination, or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction, credit, elimination, or modification. No reduction, credit, elimination, or modification will be made where prohibited by law or which would be unfairly discriminatory.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Jefferson Pilot Investment Advisory Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place, Concord, NH 03301.

                                  ADMINISTRATOR

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER

The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2003 and December 31, 2004, JPVC received $29,650,188, and $29,436,579 respectively, in brokerage commissions and did not retain any of these commissions.


On February 25, 2005, JPVC submitted a Letter of Acceptance, Waiver and Consent (AWC) to the National Association of Securities Dealers (NASD), whereby JPVC was fined in the amount of $325,000 for allowing excessive insurance policy transfers. The excessive transfers were due to a programming error in Jefferson Pilot Financial Insurance Company's policy administration system. After the programming error was discovered and corrected through regular oversight, and prior to the regulatory examination leading to the AWC, action was taken to reimburse the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio in the amount of $119,024 for losses sustained due to the excessive transfers. In connection with the AWC, JPVC also agreed to reimburse other affected mutual funds unaffiliated with the Jefferson Pilot Variable Fund, Inc. in the amount of $119,674 for losses sustained due to the excessive transfers. JPVC has reviewed its procedures regarding transfers and has systems and procedures in place that are reasonably designed to ensure that variable universal life prospectus policies are enforced.


                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as Life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 95% of first year target premium and 5% of first year excess premium, and 5% of target premium for the second through the tenth Policy Years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. The Target premium varies by sex, Issue Age, rating class of the Insured and Specified Amount. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the

Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the yields shown included those charges, the yield shown would be significantly lower.

The seven-day yield of the Money Market Division as of December 31, 2004 was 1.28%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:

                         P(1+T)(TO THE POWER OF n) = ERV

   where:

  P    =   a hypothetical initial payment of $10,000.00

  T    =   average annual total return
  n    =   number of years
ERV    =   ending redeemable value of a hypothetical $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).


                                                                       AVERAGE ANNUAL TOTAL RETURN

                                                   CUM.        CUM.
                                     INCEPTION    RETURN      RETURN                                             10        SINCE
          DIVISION                   DATE (1)       QTD         YTD       1 YEAR       3 YEAR      5 YEAR       YEAR    INCEPTION

JPVF Mid-Cap Growth                 05/01/01      16.14        11.17       11.17        3.96         N/A         N/A        -1.09
JPVF Growth                         01/01/98      12.72        11.16       11.16        2.29       -7.95         N/A         6.40
JPVF Strategic Growth (2)           05/01/95      10.78         9.01        9.01       -2.02      -13.39         N/A         7.99
ProFund VP Technology (7)           01/22/01      14.17        -1.03       -1.03       -5.39         N/A         N/A       -15.94
Goldman Sachs Capital Growth (3)    04/30/98       9.49         8.43        8.43        0.10       -4.84         N/A         1.62
JPVF Capital Growth                 05/01/92       9.08         8.82        8.82       -2.03       -9.66        9.84        11.25
JPVF Small Company                  04/18/86      11.38         5.57        5.57        1.31       -4.76        3.64         7.15
Scudder VIT Small Cap Index (4)     08/22/97      13.73        16.78       16.78       10.13        5.30         N/A         6.39
Vanguard(R)VIF Small Company
Growth                              06/03/96      14.69        14.61       14.61        6.66        7.95         N/A        12.56
American Century VP International   05/01/94      13.78        14.24       14.24        3.82       -8.21        6.48         5.52
Fidelity VIP Growth                 10/09/86       8.31         2.76        2.76       -1.94       -7.34        9.30        10.47
JPVF Mid-Cap Value                  05/01/01      12.22        15.12       15.12       12.01         N/A         N/A         9.37
ProFund VP Health Care              01/22/01       5.31         1.75        1.75       -3.00         N/A         N/A        -3.75
American Century VP Value (5)       05/01/96       8.41        13.49       13.49        7.98       10.60         N/A        10.45
JPVF International Equity           01/01/98      13.14        16.32       16.32        5.24       -7.50         N/A         1.09
Vanguard(R)VIF Mid-Cap Index        02/09/99      14.65        19.60       19.60       10.57        9.39         N/A        11.98
ProFund VP Financials               01/22/01       8.06         9.68        9.68        5.96         N/A         N/A         2.57
JPVF Small-Cap Value                05/01/01       9.97        19.05       19.05       11.74         N/A         N/A        12.64
JPVF S&P 500 Index (6)              05/01/00       8.98         9.89        9.89        2.66         N/A         N/A        -3.17
JPVF Value                          05/01/92       8.65        11.18       11.18        3.46        3.95       11.48        10.34
Fidelity VIP Equity-Income          10/09/86       9.09        10.86       10.86        5.84        3.83       10.64        10.48
Templeton Foreign Securities (7)    05/01/92      13.45        17.82       17.82        7.81        0.31        8.02         8.70
MFS(R)Utilities                     01/03/95      15.30        29.42       29.42       10.30        1.48         N/A        12.92
JPVF World Growth Stock             08/01/85      13.59        17.85       17.85        9.16        4.08        8.94         9.73
Fidelity VIP Contrafund(R)          01/03/95       9.02        14.79       14.79        9.71        1.35         N/A        13.43
Vanguard(R)VIF REIT Index           02/09/99      14.76        29.73       29.73       21.58       20.24         N/A        16.37
JPVF Balanced                       05/01/92       6.40         8.96        8.96        4.75        1.39        8.93         8.18
JPVF High Yield Bond                01/01/98       3.83         8.40        8.40        9.34        4.23         N/A         3.65
PIMCO Total Return                  12/31/97       1.20         4.26        4.26        5.68        6.84         N/A         5.81
JPVF Money Market                   08/01/85       0.20         0.18        0.18        0.26        1.82        2.99         3.68
American Funds Growth Fund (8)      02/08/84      10.46        11.82       11.82        4.52       -0.71       14.59        14.09
American Funds Growth-Income
Fund (8)                            02/08/84       8.04         9.71        9.71        5.44        5.09       12.47        12.64
Franklin Small Cap Value
Securities Fund (9)                 05/01/98      11.78        23.01       23.01       13.36       15.40         N/A         7.31
Fidelity VIP Investment Grade
Bond Portfolio (10)                 12/05/88       0.93         3.57        3.57        5.74        6.93        6.79         6.86
Fidelity VIP Mid Cap
Portfolio (11)                      12/28/98      13.10        23.91       23.91       15.04       14.09         N/A        19.74
ProFund VP Small-Cap Growth         05/01/02      13.09        19.08       19.08         N/A         N/A         N/A         8.12
ProFund VP Small-Cap Value          05/01/02      11.08        19.42       19.42         N/A         N/A         N/A         5.09
ProFund VP Europe 30                10/18/99      10.69        13.66       13.66        4.96       -5.43         N/A        -1.44
ProFund VP Rising Rates
Opportunity                         05/01/02      -2.59       -11.41      -11.41         N/A         N/A         N/A       -13.36
ProFund VP U.S. Government Plus     05/01/02       1.83         7.53        7.53         N/A         N/A         N/A         7.50

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account or a Division thereof commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.


(2) Effective 05/01/03, JPVF Emerging Growth Portfolio changed its name to JPVF Strategic Growth Portfolio.

(3) Following the acquisition by Goldman Sachs Group, Inc. of the Ayco Growth Company, L.P. on 07/01/03, effective 12/18/03, the Ayco Growth Fund merged with and into the Goldman Sachs Capital Growth Fund.

(4) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to Class B shares.

(5) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(6) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the Policy.

(7) The inception date of Class 2 shares, in which this Division invests, was 05/01/97. The performance shown for the period from 05/01/92 through 04/30/97 is based on the historical performance of the Portfolio's Class 1 shares, adjusted to reflect charges applicable to the Class 2 shares. Effective 05/01/02, Templeton International Securities Fund changed its name to Templeton Foreign Securities Fund.

(8) The inception date of Class 2 shares, in which the Divisions invest, was 05/01/97. The performance shown for the period from 02/08/84 though 04/30/97 is based on the historical performance of the Fund's Class 1 shares.

(9) The inception date of Class 2 shares, in which this Division invests, was 01/06/99. The performance shown for the period from 05/01/98 through 01/05/99 is based on the historical performance of the Fund's Class 1 shares.

(10) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 11/03/97 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares, and performance for periods prior to 11/03/97 is based on historical performance of the Portfolio's Initial Class shares.

(11) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 12/28/98 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares.


OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

      Broker World                                     Financial World
      Across the Board                                 Advertising Age
      American Banker                                  Barron's
      Best's Review                                    Business Insurance
      Business Month                                   Business Week
      Changing Times                                   Consumer Reports
      Economist                                        Financial Planning
      Forbes                                           Fortune

      Inc.                                             Institutional Investor
      Insurance Forum                                  Insurance Sales
      Insurance Week                                   Journal of Accountancy
      Journal of the American Society of CLU & ChFC    Journal of Commerce
      Life Insurance Selling                           Life Association News
      MarketFacts                                      Manager's Magazine
      National Underwriter                             Money
      Morningstar, Inc.                                Nation's Business
      New Choices (formerly 50 Plus)                   New York Times
      Pension World                                    Pensions & Investments
      Rough Notes                                      Round the Table
      U.S. Banker                                      VARDs
      Wall Street Journal                              Working Woman

                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, preference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS

The financial statements of JPF Separate Account A of Jefferson Pilot Financial Insurance Company as of December 31, 2004 and for the two years in the period ended December 31, 2004, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


The consolidated financial statements of Jefferson Pilot Financial Insurance Company and subsidiary as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Peter V. Susi, FSA, MAAA, Assistant Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.


                              FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiary

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and Subsidiary as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and Subsidiary at December 31, 2004 and 2003, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.


                                                    /s/ Ernst & Young LLP

Greensboro, North Carolina
March 11, 2005

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

             (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE INFORMATION)

                                                                                    DECEMBER 31
                                                                         ---------------------------------
                                                                              2004              2003
                                                                         ---------------   ---------------
ASSETS
Investments:
   Debt securities available-for-sale, at fair value (amortized cost
      2004-$8,827,108 and 2003-$8,266,298)                               $     9,276,382   $     8,714,775
   Debt securities held-to-maturity, at amortized cost (fair value
      2004-$901,524 and 2003-$1,063,236)                                         845,155           995,676
   Equity securities available-for-sale, at fair value (cost 2004
      and 2003-$7,085)                                                            11,103            10,154
   Mortgage loans on real estate                                               1,427,202         1,361,144
   Policy loans                                                                  582,112           625,508
   Real estate                                                                    33,846            35,623
   Other investments                                                              15,920            20,666
                                                                         ---------------   ---------------
Total investments                                                             12,191,720        11,763,546

Cash and cash equivalents                                                         42,198            21,693
Accrued investment income                                                        154,657           154,055
Due from reinsurers                                                            1,201,502         1,221,119
Deferred policy acquisition costs                                                586,157           564,152
Value of business acquired                                                       472,076           458,189
Goodwill, net of accumulated amortization (2004 and 2003-$38,648)                269,952           269,952
Property and equipment, net of accumulated depreciation (2004-$39,963
   and 2003-$37,406)                                                              31,436            29,159
Assets held in separate accounts                                               1,853,910         1,654,372
Other assets                                                                     149,840            60,744
                                                                         ---------------   ---------------
Total assets                                                             $    16,953,448   $    16,196,981
                                                                         ===============   ===============

See accompanying notes.

                                                                                    DECEMBER 31
                                                                         ---------------------------------
                                                                              2004              2003
                                                                         ---------------   ---------------
LIABILITIES
Policy liabilities:
   Future policy benefits                                                $     1,822,837   $     1,378,138
   Policyholder contract deposits                                              9,536,792         9,733,507
   Policy and contract claims                                                    194,330           131,551
   Other                                                                         509,121           444,812
                                                                         ---------------   ---------------
Total policy liabilities                                                      12,063,080        11,688,008

Deferred income tax liabilities                                                  219,145           145,687
Currently payable income taxes                                                     8,462                 -
Payable to affiliates                                                             51,220            63,998
Liabilities related to separate accounts                                       1,853,910         1,654,372
Securities sold under repurchase agreements                                      150,547           155,245
Accrued expenses and other liabilities                                            88,458            75,705
                                                                         ---------------   ---------------
Total liabilities                                                             14,434,822        13,783,015

Commitments and contingent liabilities

STOCKHOLDER'S EQUITY
   Common stock, par value $5 per share, 600,000 shares authorized,
      issued and outstanding                                                       3,000             3,000
   Paid in capital                                                             1,769,440         1,714,440
   Retained earnings                                                             586,837           538,105
   Accumulated other comprehensive income                                        159,349           158,421
                                                                         ---------------   ---------------
   Total stockholder's equity                                                  2,518,626         2,413,966
                                                                         ---------------   ---------------
   Total liabilities and stockholder's equity                            $    16,953,448   $    16,196,981
                                                                         ===============   ===============

See accompanying notes.

                        CONSOLIDATED STATEMENTS OF INCOME

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                                        YEAR ENDED DECEMBER 31
                                                                         ----------------------------------------------------
                                                                               2004              2003              2002
                                                                         ---------------    ---------------   ---------------
REVENUES
Premiums and other considerations                                        $     1,198,086    $       858,085   $       734,167
Universal life and investment product charges                                    422,021            414,856           407,733
Net investment income                                                            742,382            769,120           798,581
Realized investment gains (losses)                                               (37,337)             1,374          (108,451)
                                                                         ---------------    ---------------   ---------------
Total revenues                                                                 2,325,152          2,043,435         1,832,030

BENEFITS AND EXPENSES
Policy benefits and claims                                                     1,506,099          1,256,897         1,203,807
Commissions, net of deferrals                                                    135,215             11,412            19,602
General and administrative expenses, net of deferrals                            107,069             81,710            89,344
Insurance taxes, licenses and fees                                                42,365             40,196            43,952
Amortization of policy acquisition costs and value of
   business acquired                                                             157,406            215,812           221,834
Interest expense                                                                   5,273              5,091             6,337
                                                                         ---------------    ---------------   ---------------
Total benefits and expenses                                                    1,953,427          1,611,118         1,584,876
                                                                         ---------------    ---------------   ---------------
Income before federal income taxes and cumulative effect of
   change in accounting principle                                                371,725            432,317           247,154

FEDERAL INCOME TAX EXPENSE:
   Current                                                                        27,701             94,139            79,404
   Deferred                                                                       96,059             53,168             2,814
                                                                         ---------------    ---------------   ---------------
Federal income tax                                                               123,760            147,307            82,218
                                                                         ---------------    ---------------   ---------------
Income before cumulative effect of change in
   accounting principle                                                          247,965            285,010           164,936
Cumulative effect of change in accounting for long-duration
   contracts, net of taxes                                                        (7,233)                --                --
                                                                         ---------------    ---------------   ---------------
Net income                                                               $       240,732    $       285,010   $       164,936
                                                                         ===============    ===============   ===============

See accompanying notes.

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                                                                      TOTAL
                                           COMMON           PAID IN         RETAINED        ACCUMULATED OTHER      STOCKHOLDER'S
                                           STOCK            CAPITAL         EARNINGS       COMPREHENSIVE INCOME       EQUITY
                                        -------------    -------------    -------------    --------------------    -------------
BALANCE AT JANUARY 1, 2002              $       3,000    $   1,714,440    $     477,179    $             45,200    $   2,239,819
Net income                                         --               --          164,936                      --          164,936
Change in fair value of derivative
   financial instruments, net
   of taxes                                        --               --               --                   2,275            2,275
Unrealized gain on available-for-sale
   securities, net of taxes                        --               --               --                 113,640          113,640
                                                                                                                   -------------
   Comprehensive income                                                                                                  280,851
Less dividends paid                                --               --         (269,020)                     --         (269,020)
                                        -------------    -------------    -------------    --------------------    -------------
BALANCE AT DECEMBER 31, 2002                    3,000        1,714,440          373,095                 161,115        2,251,650
                                        =============    =============    =============    ====================    =============
Net income                                         --               --          285,010                      --          285,010
Change in fair value of derivative
   financial instruments, net
   of taxes                                        --               --               --                  (2,046)          (2,046)
Unrealized loss on available-for-sale
   securities, net of taxes                        --               --               --                    (648)            (648)
                                                                                                                   -------------
   Comprehensive income                                                                                                  282,316
Less dividends paid                                --               --         (120,000)                     --         (120,000)
                                        -------------    -------------    -------------    --------------------    -------------
BALANCE AT DECEMBER 31, 2003                    3,000        1,714,440          538,105                 158,421        2,413,966
                                        =============    =============    =============    ====================    =============
Net income                                                                      240,732                                  240,732
Change in fair value of derivative
   financial instruments, net
   of taxes                                                                                              (1,823)          (1,823)
Unrealized gain on available-for-sale
   securities, net of taxes                                                                               2,751            2,751
                                                                                                                   -------------
   Comprehensive income                                                                                                  241,660
Capital contribution from parent                                55,000                                                    55,000
Less dividends paid                                                            (192,000)                                (192,000)
                                        -------------    -------------    -------------    --------------------    -------------
BALANCE AT DECEMBER 31, 2004            $       3,000    $   1,769,440    $     586,837    $            159,349    $   2,518,626
                                        =============    =============    =============    ====================    =============

See accompanying notes.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                                         YEAR ENDED DECEMBER 31
                                                                         -----------------------------------------------------
                                                                              2004               2003               2002
                                                                         ---------------    ---------------    ---------------
OPERATING ACTIVITIES
Net income                                                               $       240,732    $       285,010    $       164,936
Adjustments to reconcile net income to net cash provided
   by operating activities:
   Change in policy liabilities other than deposits                              156,380             94,691             72,785
   Credits to policyholder accounts, net                                         (46,100)           (52,871)           (24,626)
   Deferral of policy acquisition costs and sales
      inducements, net of amortization                                           (28,235)           (30,649)           (63,029)
   Change in receivables and asset accruals                                       (3,407)            (5,671)            39,707
   Change in payables and expense accruals                                       105,520             51,617             30,480
   Realized investment losses (gains)                                             37,337             (1,374)           108,451
   Depreciation and amortization                                                   1,165            (26,306)           (15,438)
   Amortization of value of business acquired, net                                (2,847)            52,210             76,466
   Group coinsurance assumed                                                     328,875                 --                 --
   Other                                                                         (12,213)           (22,537)            51,052
                                                                         ---------------    ---------------    ---------------
Net cash provided by operating activities                                        777,207            344,120            440,784
                                                                         ---------------    ---------------    ---------------

INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                                         930,264            342,376            394,874
   Maturities, calls and redemptions                                             825,884          1,862,655          1,145,567
   Purchases                                                                  (2,384,201)        (2,341,731)        (1,900,898)
Securities held-to-maturity:
   Sales                                                                          19,397              5,098             18,926
   Maturities, calls and redemptions                                             145,013            275,814            301,872
   Purchases                                                                      (7,193)          (112,005)           (77,595)
Repayments of mortgage loans                                                     164,990             72,137             61,911
Mortgage loans originated                                                       (228,043)          (165,750)          (128,610)
Decrease in policy loans, net                                                      1,851              1,576              1,943
Other investing activities, net                                                   16,891           (130,924)            (1,138)
                                                                         ---------------    ---------------    ---------------
Net cash used in investing activities                                           (515,147)          (190,754)          (183,148)
                                                                         ---------------    ---------------    ---------------

FINANCING ACTIVITIES
Policyholder contract deposits                                                   758,817            783,964            885,660
Withdrawals of policyholder contract deposits                                   (858,674)          (865,355)          (923,172)
Net (payments) proceeds from securities sold under
   repurchase agreements                                                          (4,698)           (89,898)            53,813
Cash dividends paid                                                             (192,000)          (120,000)          (269,020)
Capital contribution from parent                                                  55,000                 --                 --
                                                                         ---------------    ---------------    ---------------
Net cash used in financing activities                                           (241,555)          (291,289)          (252,719)
                                                                         ---------------    ---------------    ---------------
Net increase (decrease) in cash and cash equivalents                              20,505           (137,923)             4,917
Cash and cash equivalents, beginning of period                                    21,693            159,616            154,699
                                                                         ---------------    ---------------    ---------------
Cash and cash equivalents, end of period                                 $        42,198    $        21,693    $       159,616
                                                                         ===============    ===============    ===============

SUPPLEMENTAL CASH FLOW INFORMATION
Federal income taxes paid                                                $        25,679    $       110,053    $        56,309
                                                                         ===============    ===============    ===============
Interest paid                                                            $         2,310    $         3,079    $         4,703
                                                                         ===============    ===============    ===============

See accompanying notes.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY
                                DECEMBER 31, 2004

1. NATURE OF OPERATIONS
Jefferson Pilot Financial Insurance Company (JPFIC) is wholly-owned by Jefferson-Pilot Corporation (JPCorp.). JPFIC and its subsidiary, Jefferson Pilot LifeAmerica Insurance Company (JPLA), (collectively referred to as the Company) are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the United States.

REINSURANCE TRANSACTION
Effective March 1, 2004, the Company acquired via a reinsurance transaction substantially all of the in-force U.S. group life, disability and dental business of The Canada Life Assurance Company (Canada Life), an indirect subsidiary of Great-West Lifeco Inc.

Upon closing, Canada Life ceded, and the Company assumed, approximately $400 million of policy liabilities. The Company also received assets, primarily comprised of cash, in support of those liabilities. The deferred policy acquisitions costs recorded in the transaction are being amortized over 15 years, representing the premium-paying period of the blocks of policies acquired. An intangible asset of $25 million, attributable to the value of the distribution system acquired in the transaction, was recorded in other assets within the consolidated balance sheets and is being amortized over 30 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity. The revenues and benefits and expenses associated with these blocks are presented in the Company's consolidated statements of income in a manner consistent with the Company's accounting policies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

Certain amounts in prior years have been reclassified to conform with the current year presentation.

PRINCIPLES OF CONSOLIDATION
The consolidated financial statements presented herein include the accounts of JPFIC and Jefferson Pilot LifeAmerica Insurance Company. All material intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, unearned revenue, and the potential effects of resolving litigated matters.

DEBT AND EQUITY SECURITIES
Debt and equity securities are classified as either securities held-to-maturity, which are stated at amortized cost and consist of securities the Company has the positive intent and ability to hold to maturity, or securities available-for-sale, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS
Mortgage loans on real estate are stated at unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated impairment allowance, a specific allowance for unrecoverable amounts is provided for when a mortgage loan becomes impaired. Changes in the allowances are reported as realized investment gains (losses) within the consolidated statements of income. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to the contractual terms of the loan. Such an impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan-by-loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS
Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value less estimated costs to sell. Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 30 to 40 years. Accumulated depreciation was $30 million and $28 million at December 31, 2004 and 2003. Other investments are stated at equity, fair value or the lower of cost or market, as appropriate.

Cost of real estate is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

CASH AND CASH EQUIVALENTS
The Company includes with cash and cash equivalents its holdings of highly liquid investments that mature within three months of the date of purchase.

REINSURANCE BALANCES AND TRANSACTIONS
Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED
Costs related to obtaining new and renewal business, including commissions and incentive compensation, certain costs of underwriting and issuing policies, and certain agency office expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred.

Our traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts. Estimates of future gross profits are determined based upon assumptions for mortality, interest spreads, lapse rates, and policy fees earned.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business acquired in business combinations, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life and annuity products are amortized utilizing mean reversion techniques. In calculating the estimated gross profits for these products the Company utilizes a long-term total net return on assets of 8.25% and a five-year reversion period. The reversion period is a period over which a short-term return assumption is utilized to maintain the model's overall long-term rate of return. The Company caps the reversion rate of return at 8.25% for one year and 10% for years two through five. Mean reversion techniques result in the application of reasonable yield assumptions to trend the long-term rate of return back to the assumed rate over a period of time following a historical deviation from the assumed long-term rate.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit related realized gains and losses, credit-related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit-related losses, rather as a part of the investment income allocation process a charge, referred to as a default charge, is made against the investment income earned. This default charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over an economic cycle.

At least annually, the assumptions used to estimate future gross profits in calculating the amortization of deferred policy acquisition costs and value of business acquired are evaluated in relation to emerging experience. When actual experience varies from the assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as unlockings, are reflected in amortization expense within the consolidated statements of income.

Deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairment adjustments have been reflected in the results of operations for the years presented.

GOODWILL
Goodwill (purchase price in excess of net assets acquired in a business combination) carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. The Company ceased amortizing goodwill on January 1, 2002 in accordance with an accounting standard that took effect on that date. Accumulated amortization was $39 at December 31, 2004 and 2003.

SEPARATE ACCOUNTS
Separate account assets and liabilities represent funds segregated for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the consolidated statements of income. Fees charged on separate account policyholders' deposits are included in universal life and investment product charges in the consolidated statements of income.

PROPERTY AND EQUIPMENT
Property and equipment is stated at cost and depreciated principally by the straight-line method over estimated useful lives of 30 to 50 years for buildings and approximately 10 years for other property and equipment. Accumulated depreciation was $40 million and $37 million at December 31, 2004 and 2003. Property and equipment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. In such cases, the cost basis of the property and equipment is reduced to fair value with the impairment loss being included in realized gains and losses.

FUTURE POLICY BENEFITS AND OTHER POLICY LIABILITIES
Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

Liabilities related to no-lapse guarantees (secondary guarantees) on universal life-type products are included in other policy liabilities within the consolidated balance sheets. These liabilities are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to deferred policy acquisition costs and value of business acquired. The accounting for secondary guarantee benefits impacts, and is impacted by, estimated future gross profits used to calculate amortization of deferred policy acquisition costs, value of business acquired, deferred sales inducements, and unearned revenue.

POLICYHOLDER CONTRACT DEPOSITS
Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities. The liability is determined using the retrospective deposit method and consists of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

POLICY AND CONTRACT CLAIMS
The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated claims adjustment expenses incurred through the balance sheet date.

RECOGNITION OF REVENUE
Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date. Premiums on traditional accident and health, disability income and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these products is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided based upon estimates of future gross porfits. The net of amounts deferred and amounts recognized is reflected in universal life and investment product charges in the consolidated statements of income. The effects of changes in estimates of future gross profits, referred to as unlockings, on unearned revenue are reflected in the consolidated statements of income within universal life and investment product charges in the period such revisions occur.

RECOGNITION OF BENEFITS AND EXPENSES
Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and to spread income recognition over expected policy lives (see preceding discussion of policy liabilities). For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

INCOME TAXES
The Company and its subsidiary are included in the Parent's consolidated life/nonlife federal income tax return along with other affiliated entities. The method of allocation between companies is subject to a written agreement. The tax liability of the group is apportioned among the members of the group in accordance with the portion of the consolidated taxable income attributable to each member of the group, if computed on a separate return. To the extent that the losses of any member of the group are utilized to offset taxable income of other member(s) of the group, the Parent shall take the appropriate corporate action to "purchase" such losses. To the extent that a member of the group generates any tax credits, such tax credits shall be allocated to the member generating such tax credits. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted and represent the best estimate of income taxes that will ultimately be sustained.

NEW ACCOUNTING PRONOUNCEMENTS
On May 19, 2004, the FASB issued FASB Staff Position 106-2, "ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT, AND MODERNIZATION ACT OF 2003" (FSP 106-2). FSP 106-2 was issued to interpret Medicare Prescription Drug, Improvement and Modernization Act of 2003 (Act) signed into law on December 8, 2003. This Act introduces a prescription drug benefit under Medicare beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments. JP Corp adopted FSP 106-2 effective July 1, 2004 under the prospective application approach. Accordingly, JP Corp remeasured its plan assets and Accumulated Postretirement Benefit Obligation ("APBO") as of that date to account for the subsidy and other effects of the Act. See Note 9 for further discussion.

In March 2004, the Emerging Issues Task Force (EITF) of the FASB reached a consensus on Issue 03-1, "THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS" (EITF 03-1). This issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. In September 2004, the FASB issued FSP EITF 03-1-1, "EFFECTIVE DATE OF PARAGRAPHS 10-20 OF EITF ISSUE NO. 03-1, 'THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS'", which indefinitely deferred the effective date of the impairment provisions of EITF 03-1 related to interest rates and sector spreads until such time as the FASB issues further implementation guidance. The Company continues to monitor developments concerning this guidance and is currently unable to estimate the potential effects of implementing the impairment provisions of EITF 03-1 on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position 03-1 "ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS" (the SOP or SOP 03-1). The SOP addresses: (i) separate account presentation; (ii) accounting for an insurance company's proportionate interest in separate accounts; (iii) transfers of assets from the general account to a separate account; (iv) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits; and (v) accounting for sales inducements. The SOP was effective January 1, 2004 and was adopted through an adjustment for the cumulative effect of a change in accounting principle originally amounting to $7 million.

In June 2004, the FASB issued FSP 97-1 "SITUATIONS IN WHICH PARAGRAPHS 17(b) AND 20 OF FASB STATEMENT NO. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS, PERMIT OR REQUIRE ACCRUAL FOR AN UNEARNED REVENUE LIABILITY". FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 had no impact on the Company's consolidated financial position or results of operations.

In September 2004, the AICPA SOP 03-1 Implementation Task Force issued Technical Practice Aids (the TPAs) clarifying certain provisions of SOP 03-1. The TPAs had no impact on the Company's consolidated financial position or results of operations. This cumulative effect adjustment related primarily to the accounting for sales inducements resident in certain of our older policies. Pursuant to the adoption, we accrued liabilities for benefit features on acquired blocks of business that had been previously considered as reductions to the value of business acquired for purchase accounting of the acquisitions. The accrual of these liabilities resulted in a positive adjustment to value of business acquired (see Note 5). While we had previously provided for these items in our financial statements, SOP 03-1 prescribed new methods of valuation. Each of these items was at least partially offset by adjustments to related balances of deferred policy acquisition costs or value of business acquired, or in the case of sales inducements, by the establishment of a deferred sales inducement asset which is reported in other assets within the consolidated balance sheets. The gross amount of additional policy liabilities established was approximately $0.1 million, pertaining to guaranteed minimum death benefits on variable universal life (VUL) products. No additional reserves were necessary related to minimum guaranteed death benefits on variable annuities (VAs), as our already-existing policy liabilities (which were less than $1 million) proved to be adequate under the new standard with respect to this feature. In addition to the cumulative effect of adoption, SOP 03-1 increased our income before cumulative effect of change in accounting principle for the year ended December 31, 2004 by $0.7 million. At December 31, 2004, the amount of SOP 03-1 policy liabilities included within other policy liabilities in the consolidated balance sheets was $1.8 million.

The Company has policies in force containing two primary types of sales inducements: 1) day one bonuses on fixed annuities, which are in the form of either an increased interest rate for a stated period or an additional premium credit; and 2) persistency-related interest credited bonuses. The fixed annuity bonuses were previously being capitalized and amortized as a component of deferred policy acquisition costs. Thus, there was no cumulative impact upon adoption other than a balance sheet reclassification of the deferred amount out of deferred policy acquisition costs into deferred sales inducements. The persistency-related bonuses were previously expensed on a pay-as-you-go basis. These bonuses are now accrued over the period in which the policy must remain in force for the policyholder to qualify for the inducement. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs.

The following table rolls forward our deferred sales inducement asset for the twelve months ended December 30, 2004.

          Balance, December 31, 2003                           $           --
          Cumulative impact of adoption, including
            $2,504 reclassified from deferred policy
            acquisition costs                                          41,223
          Additional amounts deferred                                     468
          Amortization                                                 (3,419)
                                                               --------------
          Balance, December 31, 2004                           $       38,272
                                                               ==============

Separate account assets and liabilities represent funds segregated for the benefit of certain policyholders who bear the investment risk. SOP 03-1 did not impact our accounting policies with respect to separate accounts, as they meet the criteria for summary presentation contained in the SOP. Separate account assets and liabilities are equal and are recorded at fair value. Policyholder deposits and withdrawals, investment income and related realized investment gains and losses are excluded from the amounts reported in our income statement. Fees charged on policyholder deposits are included in universal life and investment product charges. The policies reported in our separate accounts are VA and VUL policies. As indicated above, the amounts of minimum guarantees or other similar benefits related to these policies are negligible.

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 141, "BUSINESS COMBINATIONS" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "GOODWILL AND OTHER INTANGIBLE ASSETS" (SFAS 142). SFAS 141 requires that all business combinations initiated after June 30, 2001, be accounted for under the purchase method of accounting and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. In accordance with the statements, the Company no longer amortizes goodwill nor certain other intangible assets but rather tests these intangible assets for impairment at least on an annual basis. The Company completed its annual test of impairment in 2004 and concluded that there had been no impairments. No subsequent events have occurred that would have led to impairment of goodwill and other intangibles.

3. INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities are as follows (IN THOUSANDS):

                                                                                       DECEMBER 31, 2004
                                                               ------------------------------------------------------------------
                                                                  COST OR           GROSS            GROSS
                                                                 AMORTIZED        UNREALIZED       UNREALIZED          FAIR
                                                                   COST             GAINS           (LOSSES)           VALUE
                                                               --------------   --------------   --------------    --------------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                                    $      129,149   $        4,892   $         (235)   $      133,806
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)                    728,734           31,726           (1,959)          758,501
Obligations of states and political subdivisions                       25,061            1,550             (148)           26,463
Corporate obligations                                               7,339,374          412,461          (27,070)        7,724,765
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)                    489,596           25,461           (1,220)          513,837
Affiliated bonds                                                      108,000            2,634               --           110,634
Redeemable preferred stocks                                             7,194            1,553             (371)            8,376
                                                               --------------   --------------   --------------    --------------
Subtotal, debt securities                                           8,827,108          480,277          (31,003)   $    9,276,382
Equity securities                                                       7,085            4,018               --            11,103
                                                               --------------   --------------   --------------    --------------
Securities available-for-sale                                  $    8,834,193   $      484,295   $      (31,003)   $    9,287,485
                                                               ==============   ==============   ==============    ==============
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions               $        4,002   $          692   $           --    $        4,694
Corporate obligations                                                 812,016           58,336           (2,880)          867,472
Affiliate bonds                                                        29,137              676             (455)           29,358
                                                               --------------   --------------   --------------    --------------
Debt securities held-to-maturity                               $      845,155   $       59,704   $       (3,335)   $      901,524
                                                               ==============   ==============   ==============    ==============

                                                                                      DECEMBER 31, 2003
                                                               ------------------------------------------------------------------
                                                                  COST OR           GROSS            GROSS
                                                                 AMORTIZED        UNREALIZED       UNREALIZED          FAIR
                                                                   COST             GAINS           (LOSSES)           VALUE
                                                               --------------   --------------   --------------    --------------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                                    $      123,795   $        8,545   $          (47)   $      132,293
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)                    907,746           53,503           (1,002)          960,247
Obligations of states and political subdivisions                       60,110            2,016             (316)           61,810
Corporate obligations                                               6,541,873          411,888          (53,540)        6,900,221
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)                    492,472           24,452           (2,939)          513,985
Affiliated bonds                                                      133,000            4,909             (198)          137,711
Redeemable preferred stocks                                             7,302            1,592             (386)            8,508
                                                               --------------   --------------   --------------    --------------
Subtotal, debt securities                                           8,266,298          506,905          (58,428)        8,714,775
Equity securities                                                       7,085            3,069               --            10,154
                                                               --------------   --------------   --------------    --------------
Securities available-for-sale                                  $    8,273,383   $      509,974   $      (58,428)   $    8,724,929
                                                               ==============   ==============   ==============    ==============
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions               $        4,645   $        1,006   $           --    $        5,651
Corporate obligations                                                 965,170           70,745           (5,113)        1,030,802
Affiliate bonds                                                        25,861            1,219             (297)           26,783
                                                               --------------   --------------   --------------    --------------
Debt securities held-to-maturity                               $      995,676   $       72,970   $       (5,410)   $    1,063,236
                                                               ==============   ==============   ==============    ==============

Affiliate bonds consist of securities issued by Jefferson Pilot Communications Company. See further discussion in Note 12.

CONTRACTUAL MATURITIES
Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2004, according to maturity date, are as indicated below (IN THOUSANDS). Contractual maturity dates were utilized for all securities except for mortgage-backed securities, which are based upon estimated maturity dates. Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                                     AVAILABLE-FOR-SALE                 HELD-TO-MATURITY
                                                               -------------------------------   --------------------------------
                                                                  AMORTIZED          FAIR           AMORTIZED          FAIR
                                                                    COST             VALUE            COST             VALUE
                                                               --------------   --------------   --------------    --------------
Due in one year or less                                        $      263,617   $      269,064   $       74,753    $       75,720
Due after one year through five years                               2,355,464        2,464,278          263,682           273,107
Due after five years through ten years                              3,282,847        3,418,462          331,358           355,489
Due after ten years                                                 2,842,386        3,043,109          175,429           197,208
Amounts not due at a single maturity date                              75,600           73,093              (67)               --
                                                               --------------   --------------   --------------    --------------
                                                                    8,819,914        9,268,006          845,155           901,524
Redeemable preferred stocks                                             7,194            8,376               --                --
                                                               --------------   --------------   --------------    --------------
                                                               $    8,827,108   $    9,276,382   $      845,155    $      901,524
                                                               ==============   ==============   ==============    ==============

SECURITIES LENDING
In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $3 million and $3 million at December 31, 2004, and $197 million and $203 million at December 31, 2003.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES
Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, are as follows (IN THOUSANDS):

                                                                                     NET UNREALIZED GAINS (LOSSES)
                                                                         -----------------------------------------------------
                                                                              DEBT              EQUITY
                                                                           SECURITIES         SECURITIES           TOTAL
                                                                         ---------------    ---------------    ---------------
Net unrealized gains on securities
   available-for-sale as of December 31, 2001                            $        40,185    $         1,271    $        41,456

Change during year ended December 31, 2002:

   Increase (decrease) in stated amount of securities                            346,877               (286)           346,591
   Decrease in value of business acquired and
     deferred policy acquisition costs                                          (171,760)                --           (171,760)
   Decrease (increase) in deferred income tax liabilities                        (61,290)                99            (61,191)
                                                                         ---------------    ---------------    ---------------
Increase (decrease) in net unrealized gains included in other
   comprehensive income                                                          113,827               (187)           113,640
                                                                         ---------------    ---------------    ---------------
Net unrealized gains on securities available-for-sale
   as of December 31, 2002                                                       154,012              1,084            155,096

Change during year ended December 31, 2003:

   Increase (decrease) in stated amount of securities                             (3,208)             1,397             (1,811)
   Increase in value of business acquired and
     deferred policy acquisition costs                                               813                 --                813
   Decrease (increase) in deferred income tax liabilities                            838               (488)               350
                                                                         ---------------    ---------------    ---------------
Increase (decrease) in net unrealized gains included in other
   comprehensive income                                                           (1,557)               909               (648)
                                                                         ---------------    ---------------    ---------------
Net unrealized gains on securities available-for-sale
   as of December 31, 2003                                                       152,455              1,993            154,448

Change during year ended December 31, 2004:

   Increase in stated amount of securities                                           797                949              1,746
   Increase in value of business acquired and
     deferred policy acquisition costs                                             2,487                 --              2,487
   Increase in deferred income tax liabilities                                    (1,150)              (332)            (1,482)
                                                                         ---------------    ---------------    ---------------
Increase in net unrealized gains included in other
   comprehensive income                                                            2,134                617              2,751
                                                                         ---------------    ---------------    ---------------
Net unrealized gains on securities available-for-sale
   as of December 31, 2004                                               $       154,589    $         2,610    $       157,199
                                                                         ===============    ===============    ===============

NET INVESTMENT INCOME

The details of investment income, net of investment expenses, follow (IN THOUSANDS):

                                                                                         YEAR ENDED DECEMBER 31
                                                                         -----------------------------------------------------
                                                                               2004              2003               2002
                                                                         ---------------    ---------------    ---------------
Interest on debt securities                                              $       606,715    $       641,604    $       677,539
Investment income on equity securities                                               807                831                929
Interest on mortgage loans                                                       101,865             98,712             95,000
Interest on policy loans                                                          34,819             33,874             36,508
Other investment income                                                           14,675             10,096              6,115
                                                                         ---------------    ---------------    ---------------
Gross investment income                                                          758,881            785,117            816,091
Investment expenses                                                              (16,499)           (15,997)           (17,510)
                                                                         ---------------    ---------------    ---------------
Net investment income                                                    $       742,382    $       769,120    $       798,581
                                                                         ===============    ===============    ===============

Investment expenses include salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES
The details of realized investment gains (losses), including other-than-temporary impairments, follow (IN THOUSANDS):

                                                                                         YEAR ENDED DECEMBER 31
                                                                         -----------------------------------------------------
                                                                               2004              2003               2002
                                                                         ---------------    ---------------    ---------------
Common stocks                                                            $            --    $            --    $           469
Preferred stocks                                                                      83                 --                (70)
Debt securities                                                                  (40,194)           (10,212)          (106,858)
                                                                         ---------------    ---------------    ---------------
Total securities                                                                 (40,111)           (10,212)          (106,459)
Real estate                                                                           --                 --                 86
Other                                                                               (374)               786                355
Amortization of deferred policy acquisition costs and
   value of business acquired                                                      3,148             10,800             (2,433)
                                                                         ---------------    ---------------    ---------------
Realized investment gains (losses)                                       $       (37,337)   $         1,374    $      (108,451)
                                                                         ===============    ===============    ===============

See Note 5 for discussion of amortization of deferred policy acquisition cost and value of business acquired.

Information about total gross realized gains and losses on securities, including other-than-temporary impairments, follows (IN THOUSANDS):

                                                                                         YEAR ENDED DECEMBER 31
                                                                         -----------------------------------------------------
                                                                               2004              2003               2002
                                                                         ---------------    ---------------    ---------------
Gross realized:
   Gains                                                                 $        19,583    $        31,730    $        27,282
   Losses                                                                        (59,694)           (41,942)          (133,741)
                                                                         ---------------    ---------------    ---------------
Realized losses on total securities                                      $       (40,111)   $       (10,212)   $      (106,459)
                                                                         ===============    ===============    ===============

Information about gross realized gains and losses, including other-than-temporary impairments, on available-for-sale securities transactions follows (IN THOUSANDS):

                                                                                         YEAR ENDED DECEMBER 31
                                                                         -----------------------------------------------------
                                                                               2004              2003               2002
                                                                         ---------------    ---------------    ---------------
Gross realized:
   Gains                                                                 $        15,735    $        26,598    $        24,850
   Losses                                                                        (59,186)           (36,514)          (125,038)
                                                                         ---------------    ---------------    ---------------
Realized losses on available-for-sale securities                         $       (43,451)   $        (9,916)   $      (100,188)
                                                                         ===============    ===============    ===============

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT
Investments in debt and equity securities include 1,607 issuers. Debt securities include investments in JPCorp. of $111 million and $138 million as of December 31, 2004 and 2003. Wachovia Corp represented more than 1% of debt and equity investments at $112 million on December 31, 2004, and less than 1% of debt and equity investments at $56 million on December 31, 2003. Debt securities considered less than investment grade approximated 7% and 13% of the total debt securities portfolio as of December 31, 2004 and 2003.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2004 and 2003, the amounts held in debt securities available-for-sale pledged as collateral for these borrowings were $161 million and $172 million.

The Company's commercial mortgage loan portfolio is comprised of conventional real estate mortgages collateralized primarily by retail (32%), industrial (30%), office (16%), apartment (13%), and hotel (5%) properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and loan-to-value relationships. Approximately 29% of stated mortgage loan balances as of December 31, 2004 are for properties located in South Atlantic states, approximately 15% are for properties located in West South Central states, approximately 17% are for properties located in the Pacific states, approximately 12% are for properties located in the East North Central States, and approximately 11% are for properties located in the West North Central states. No other geographic region represents as much as 10% of December 31, 2004 mortgage loans.

At December 31, 2004 and 2003, the recorded investment in mortgage loans that are considered to be potentially impaired was $5.4 million and $5.1 million. There were no delinquent loans outstanding as of December 31, 2004 and 2003. The related allowance for credit losses on all mortgage loans was $8.4 million and $10.8 million at December 31, 2004 and 2003. The average recorded investment in impaired loans was $5.2 million, $10.4 million and $17.0 million during the years ended December 31, 2004, 2003 and 2002, on which interest income of $0.2 million, $0.5 million and $1.4 million was recognized on a cash-basis.

The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized cost of securities sold were $11.6 million, $9.5 million and $20.3 million for 2004, 2003 and 2002. The realized gains (losses) on the sales of these securities, some of which were previously impaired, were $0.4 million, $1.8 million and ($1.3) million for 2004, 2003 and 2002.

The Company monitors its portfolio closely to ensure that all other-than-temporary impairments are identified and recognized in earnings as they occur. Currently, 360 of the Company's securities are in an unrealized loss position. The table below summarizes unrealized losses on all securities held by both asset class and length of time that a security has been in an unrealized loss position (IN THOUSANDS):

                                                                               DECEMBER 31, 2004
                                              -----------------------------------------------------------------------------------
                                                      LESS THAN                    12 MONTHS
                                                      12 MONTHS                    OR LONGER                      TOTAL
                                              -------------------------    -------------------------    -------------------------
                                                              GROSS                        GROSS                        GROSS
                                                 FAIR       UNREALIZED        FAIR       UNREALIZED        FAIR       UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES          VALUE        LOSSES
                                              -----------   -----------    -----------   -----------    -----------   -----------
U.S. Treasury obligations
   and direct obligations of
   U.S. Government agencies                   $    69,895   $      (235)   $        --   $        --    $    69,895   $      (235)
Federal agency mortgage backed
   securities (including collateralized
   mortgage obligations)                           90,251          (994)        36,753          (965)       127,004        (1,959)
Obligations of state and
   political subdivisions                           9,414          (148)            --            --          9,414          (148)
Corporate obligations                           1,413,585       (16,663)       328,772       (13,287)     1,742,357       (29,950)
Corporate private-labeled mortgage
   backed securities (including
   collateralized mortgage obligations)           123,042        (1,217)         1,868            (3)       124,910        (1,220)
Redeemable preferred stock                             --            --          3,824          (371)         3,824          (371)
Affiliate bonds                                     8,351          (175)         9,443          (280)        17,794          (455)
                                              -----------   -----------    -----------   -----------    -----------   -----------
Total temporarily impaired securities         $ 1,714,538   $   (19,432)   $   380,660   $   (14,906)   $ 2,095,198   $   (34,338)
                                              ===========   ===========    ===========   ===========    ===========   ===========

                                                                               DECEMBER 31, 2003
                                              -----------------------------------------------------------------------------------
                                                      LESS THAN                    12 MONTHS
                                                      12 MONTHS                    OR LONGER                      TOTAL
                                              -------------------------    -------------------------    -------------------------
                                                              GROSS                        GROSS                        GROSS
                                                 FAIR       UNREALIZED        FAIR       UNREALIZED        FAIR       UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES          VALUE        LOSSES
                                              -----------   -----------    -----------   -----------    -----------   -----------
U.S. Treasury obligations
   and direct obligations of
   U.S. Government agencies                   $    14,278   $       (47)   $        --   $        --    $    14,278   $       (47)
Federal agency mortgage backed
   securities (including collateralized
   mortgage obligations)                           53,896        (1,001)           215            (1)        54,111        (1,002)
Obligations of state and
   political subdivisions                          24,195          (316)            --            --         24,195          (316)
Corporate obligations                           1,306,561       (33,575)       308,473       (25,078)     1,615,034       (58,653)
Corporate private-labeled mortgage
   backed securities (including
   collateralized mortgage obligations)            16,743           (33)        18,200        (2,906)        34,943        (2,939)
Redeemable preferred stock                             --            --          3,809          (386)         3,809          (386)
Affiliated bonds                                       --            --        164,495          (495)       164,495          (495)
                                              -----------   -----------    -----------   -----------    -----------   -----------
Total temporarily impaired securities         $ 1,415,673   $   (34,972)   $   495,192   $   (28,866)   $ 1,910,865   $   (63,838)
                                              ===========   ===========    ===========   ===========    ===========   ===========

One statistic we pay particular attention to with respect to debt securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or sector spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other-than-temporary. Securities with a fair value to amortized cost ratio less then 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuations of assets specifically pledged to support the credit, the overall financial condition of the issuer, past due interest or principal payments and our intent and ability to hold the security for a sufficient time to allow for a recovery in value.

The table below summarizes the securities with unrealized losses in our debt portfolio as of December 31, 2004 (IN THOUSANDS):

                                        AMORTIZED          FAIR           UNREALIZED
                                          COST             VALUE            LOSSES          PERCENTAGE
                                      --------------   --------------   --------------    --------------
90% - 99%                             $    2,117,929   $    2,085,162   $      (32,767)             95.4%
80% - 89%                                     11,504            9,956           (1,548)              4.5
Below 80%                                        103               80              (23)              0.1
                                      --------------   --------------   --------------             -----
                                      $    2,129,536   $    2,095,198   $      (34,338)            100.0%
                                      ==============   ==============   ==============             =====

As of December 31, 2004, the company held one security that was "potentially distressed." It has been "potentially distressed" for less than six months and, based on our review of the factors delineated above, is not considered to be other-than-temporarily impaired.

4. DERIVATIVE FINANCIAL INSTRUMENTS
Statement of Financial Accounting Standard No. 133 "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" (SFAS 133) requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value. The fair values of the Company's derivative instruments of $8.0 million and $10.5 million at December 31, 2004 and 2003, are included in other investments in the consolidated balance sheets. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge related to foreign currency exposure. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through current earnings during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in current earnings during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis. The Company has no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY
The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the years ended December 31, 2004, 2003 and 2002, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2004 and 2003, the maximum term of interest rate swaps that hedge floating rate investments was nine years and six years.

The Company also uses interest rate swaps to hedge anticipated purchases of assets that support the annuity line of business. As assets are purchased, the interest rate swap is unwound resulting in a realized gain/(loss) which effectively offsets the change in the cost of the assets purchased to back annuities issued. The gain/(loss) is amortized into income over time, resulting in an overall yield that is consistent with the Company's pricing assumptions.

The Company recognized other comprehensive income related to cash flow hedges, net of taxes, of ($1.8) million, ($2.0) million and $2.3 million in 2004, 2003 and 2002. During 2004, 2003 and 2002, the Company did not reclassify any gains or losses into earnings as a result of the discontinuance of its cash flow hedges. Further, the Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

OTHER DERIVATIVES
Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked to market through realized gains. For the years ended December 31, 2004 and 2003, the Company recognized realized investment gains of $514 thousand and $492 thousand, and recognized realized investment losses of $693 thousand in 2002 related to these swaps.

The Company markets equity-indexed annuities. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the equity-indexed component by establishing participation rates, subject to minimum guarantees. We purchase options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and interest credited in equal and offsetting amounts. For the years ended December 31, 2004, 2003 and 2002, the change in fair value reflected in net investment income and interest credited related to these options was $2 million, $189 thousand and $507 thousand. SFAS 133 requires that we calculate fair values of index options we will purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates.

The Company also invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133. These derivatives are marked-to-market through realized investment gains, but had an insignificant effect for the year ended December 31, 2004, 2003 and 2002.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings. The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation.

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Information about deferred policy acquisition costs follows (IN THOUSANDS):

                                                                                YEAR ENDED DECEMBER 31
                                                                       ----------------------------------------
                                                                           2004           2003          2002
                                                                       -----------     ----------    ----------
Beginning balance                                                      $   564,152     $  529,791    $  560,285
Cumulative effect of change in accounting Principle (see Note 2)            (2,504)            --            --
Group coinsurance assumed (See Note 1)                                      37,447             --            --
Deferral:
  Commissions                                                               62,102        137,954       151,655
  Other                                                                     55,979         47,346        49,609
                                                                       -----------     ----------    ----------
                                                                           118,081        185,300       201,264
Amortization                                                              (125,614)      (154,651)     (138,235)
Adjustment related to realized losses (gains) on debt securities               804          3,255          (643)
Adjustment related to unrealized losses (gains) on securities
  available-for-sale                                                        (6,209)           457       (92,880)
                                                                       -----------     ----------    ----------
Ending balance                                                         $   586,157     $  564,152    $  529,791
                                                                       ===========     ==========    ==========

In 2004, we changed our presentation of group commissions, which are paid and expensed on a monthly basis. Prior to 2004, we reflected such commissions as capitalized and fully amortized through deferred policy acquisition costs each month. We no longer flow group commissions through deferred policy acquisition costs. This change had no impact on total expenses. The amounts of group commissions included above in deferral and amortization for the years ended in 2003 and 2002 were $83.6 million and $70.0 million.

Information about value of business acquired follows (IN THOUSANDS):

                                                                                YEAR ENDED DECEMBER 31
                                                                       ----------------------------------------
                                                                           2004           2003          2002
                                                                       -----------     ----------    ----------
Beginning balance                                                      $   458,189     $  502,498    $  659,634
Cumulative effect of change in accounting principle                         30,223             --            --
Deferral of commissions and accretion of interest                            4,416          8,951         7,133
Amortization                                                               (31,792)       (61,161)      (83,599)
Adjustment related to realized losses (gains) on debt securities             2,344          7,545        (1,790)
Adjustment related to unrealized losses (gains) on
securities available-for-sale                                                8,696            356       (78,880)
                                                                       -----------     ----------    ----------
Ending balance                                                         $   472,076     $  458,189    $  502,498
                                                                       ===========     ==========    ==========

Expected approximate amortization percentages of the value of business acquired over the next five years are as follows:

                2005                                            10.6%
                2006                                             9.2%
                2007                                             7.9%
                2008                                             7.1%
                2009                                             6.5%

In 2003, the Company unlocked its deferred policy acquisition cost and value of business acquired models with respect to the default charge assumption, resulting in a favorable adjustment of $12 million to realized gains and losses.

6. POLICY LIABILITIES INFORMATION
INTEREST RATE ASSUMPTIONS
The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 7.00% to 7.75% and, when applicable, uniform grading over

10 years to an ultimate rate of 6.50%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 4.0% to 9.0% in 2004 and 2003, and 4.0% to 6.5% in 2002. The average credited interest rates for universal life-type products were 4.7%, 4.9%, and 5.4% in 2004, 2003, and 2002. For annuity products, credited interest rates generally ranged from 3.0% to 7.4% in 2004 and 2003, and 3.0% to 6.6% in 2002. The average credited interest rate for annuity products including the SFAS 133 impact was 4.2% for 2004, 4.3% for 2003, and 4.9% for 2002.

MORTALITY AND WITHDRAWAL ASSUMPTIONS
Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY
Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, is summarized below (IN THOUSANDS):

                                                                           2004          2003           2002
                                                                       -----------    -----------    ----------
Balance as of January 1                                                $   507,238    $   428,529    $  385,581
Less reinsurance recoverables                                               94,381         94,590        94,894
                                                                       -----------    -----------    ----------
Net balance as of January 1                                                412,857        333,939       290,687
                                                                       -----------    -----------    ----------
Group coinsurance assumed (See Note 1)                                     253,348             --            --
Amount incurred:
  Current year                                                             582,066        398,812       337,354
  Prior years                                                              (22,452)           (68)      (12,700)
                                                                       -----------    -----------    ----------
                                                                           559,614        398,744       324,654
                                                                       -----------    -----------    ----------
Less amount paid:
  Current year                                                             292,495        222,684       210,367
  Prior years                                                              171,027         97,142        71,035
                                                                       -----------    -----------    ----------
                                                                           463,522        319,826       281,402
                                                                       -----------    -----------    ----------
Net balance as of December 31                                              762,297        412,857       333,939
Plus reinsurance recoverables                                               84,346         94,381        94,590
                                                                       -----------    -----------    ----------
Balance as of December 31                                              $   846,643    $   507,238    $  428,529
                                                                       ===========    ===========    ==========
Balance as of December 31 included with:
  Total future policy benefits                                         $ 1,822,837    $ 1,378,138
  Less: Other future policy benefits                                     1,030,211        908,022
                                                                       -----------    -----------
A&H future policy benefits                                                 792,626        470,116
                                                                       -----------    -----------
  Total policy and contract claims                                         194,330        131,551
  Less: Other policy and contract claims                                   140,313         94,429
                                                                       -----------    -----------
A&H policy and contract claims                                              54,017         37,122
                                                                       -----------    -----------
  Total A&H reserves                                                   $   846,643    $   507,238
                                                                       ===========    ===========

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for the inherent variability in claim patterns and severity. In 2004, the amount incurred for accident and health and disability benefits related to prior years was favorably impacted by claims termination experience in our long-term disability business. Actual claims experience emerged favorably in 2003 and 2002.

7. STATUTORY FINANCIAL INFORMATION
The Company prepares financial statements on the basis of SAP prescribed or permitted by the Nebraska Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory-basis financial statements.

The principal differences between SAP and GAAP as they relate to the financial statements of the Company are (1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP, (2) the value of business acquired is not capitalized under SAP, but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, (6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2004 and 2003 was $1 billion. Reported statutory net income for the years ended December 31, 2004, 2003 and 2002 was $206 million, $281 million, and $102 million.

Prior to its acquisition, Guarantee Life Insurance Company (GLIC, which was subsequently merged into JPFIC) converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets allocated to the participating policies, including revenue therefrom, will accrue solely to the benefit of those policies. The assets and liabilities relating to these participating policies amounted to $323 million and $342 million at December 31, 2004 and $324 million and $356 million at December 31, 2003. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2004, the life insurance subsidiaries' adjusted capital and surplus exceeded their authorized control level RBC. The NAIC and the Life and Health Actuarial Task Force may introduce more stringent requirements for calculating statutory AXXX reserves for products containing no-lapse guarantees. There are still significant issues outstanding that make it difficult for the Company to evaluate the effect of the proposed requirements on the statutory capital and surplus of its insurance subsidiaries. Numerous proposals have been circulated by regulators and the industry and debate is ongoing. However, the adoption of the new requirements may require significant increases in required surplus and statutory reserves supporting products containing no-lapse guarantees.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $19 million on deposit with various states in 2004 and 2003.

The General Statutes of Nebraska require the Company to maintain minimum capital and minimum unassigned surplus of $1.0 million. Additionally, Nebraska limits the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of the payment, the Company could pay $206 million in dividends in 2005 without obtaining regulatory approval. Depending on the timing of payments, approximately $10.8 million in dividends can be paid by JPLA in 2005 without prior approval of the New Jersey commissioner.

8. FEDERAL INCOME TAXES

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

                                                                                YEAR ENDED DECEMBER 31
                                                                       ----------------------------------------
                                                                           2004          2003           2002
                                                                       -----------    -----------    ----------
Federal income tax rate                                                       35.0%          35.0%         35.0%
Reconciling items:
  Tax exempt interest and dividends received deduction                        (1.3)          (1.1)         (3.0)
  Affordable housing credits                                                  (0.3)            --            --
  Other, net                                                                  (0.1)           0.2           1.3
                                                                       -----------    -----------    ----------
Effective income tax rate                                                     33.3%          34.1%         33.3%
                                                                       -----------    -----------    ----------

The tax effects of temporary differences that result in significant deferred income tax assets and liabilities are as follows (IN THOUSANDS):

                                                                                             DECEMBER 31
                                                                                      -------------------------
                                                                                          2004          2003
                                                                                      -----------    ----------
Deferred income tax assets:
  Difference in policy liabilities                                                    $   173,017    $  155,444
  Deferred compensation                                                                    21,862        21,861
  Capital loss carry forward                                                                   --        25,727
  Other deferred tax assets                                                                 7,936        55,268
                                                                                      -----------    ----------
Gross deferred tax assets                                                                 202,815       258,300

Deferred income tax liabilities:
  Deferral of policy acquisition costs and value of business acquired                    (258,358)     (216,905)
  Differences in investment basis                                                         (62,369)      (63,627)
  Net unrealized gains on securities                                                      (85,803)      (85,304)
  Depreciation differences                                                                (10,694)      (10,424)
  Other deferred tax liabilities                                                           (4,736)      (27,727)
                                                                                      -----------    ----------
Gross deferred tax liabilities                                                           (421,960)     (403,987)
                                                                                      -----------    ----------
Net deferred income tax liabilities                                                   $  (219,145)   $ (145,687)
                                                                                      ===========    ==========

Federal income tax returns for 2000 through 2002 are currently under examination. In the opinion of management, recorded income tax liabilities adequately provide for additional assessments on all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $15.8 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax that would approximate $5.5 million under current proposed rates. The American Jobs Creation

Act of 2004 was passed on October 22, 2004. This Act allows for the Policyholder Surplus to be distributed without being subject to tax. The distributions must be made during the 2005 or 2006 tax years. The Company expects to distribute the balance in the Policyholder Surplus account during this time frame.

The Company had approximately $10.1 million and $12.6 million in current income tax liabilities at December 31, 2004 and 2003, primarily related to pending settlements on the definition of life insurance.

In 2004, the Company had $8.5 million for federal income taxes payable. In 2003, other assets included $12.6 million for a federal income tax refund.

9. RETIREMENT BENEFIT PLANS
PENSIONS
The Company's employees participate in JPCorp's tax-qualified and nonqualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The plans are funded through group annuity contracts with Jefferson-Pilot Life Insurance Company. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JPCorp. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS
The Company provides certain other postretirement benefits, principally health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act (the Act) was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. JP Corp evaluated the provisions of the Act and believes that the benefits provided by our plan are actuarially equivalent thereto.

On May 19, 2004, the FASB issued FSP 106-2, "ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT, AND MODERNIZATION ACT OF 2003". In accordance with FSP 106-2, JP Corp remeasured its plan assets and Accumulated Postretirement Benefit Obligation ("APBO") as of July 1, 2004 to account for the subsidy and other effects of the Act, which resulted in an immaterial reduction in postretirement benefit cost. The reduction in the APBO for the subsidy related to past service was insignificant and will not materially impact our results of operations or our financial position.

DEFINED CONTRIBUTION PLANS
The Company participates in the JP Corp defined contribution retirement plan covering most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JP Corp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE
The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of an individual life risk in excess of its retention, which ranges from $400 thousand to $2.1 million for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten. The Company assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not significant to the Company's consolidated financial statements.

The Company reinsures certain insurance business written prior to 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the reinsurers compensate the Company for administrative services related to the reinsured business. The amount due from reinsurers in the consolidated balance sheets includes $828 million and $845 million due from the Household affiliates at December 31, 2004 and 2003.

Assets related to the Household reinsured business have been placed in irrevocable trusts formed to hold the assets for the benefit of JPFIC and are subject to investment guidelines which identify (1) the types and quality standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. JPFIC has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event.

As of December 31, 2004 and 2003, JPFIC also had reinsurance recoverable of $73 million and $76 million, from a single reinsurer, pursuant to a 50% coinsurance agreement. JPFIC and the reinsurer are joint and equal owners in $193 million and $153 million of securities and short-term investments as of December 31, 2004 and 2003, 50% of which is included in investments in the consolidated balance sheets.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses have resulted from the Company's reinsurance activities during the three years ended December 31, 2004.

The Company generally assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis. In 2004, assumed premium and benefits were significantly higher due to the Canada Life reinsurance transaction discussed in Note 1. Most of the business assumed has subsequently been rewritten to our own policy forms such that the Company is now the direct writer of this business.

The effects of reinsurance on total premiums and other considerations and total benefits are as follows (IN THOUSANDS):

                                                                                YEAR ENDED DECEMBER 31
                                                                       -----------------------------------------
                                                                           2004          2003            2002
                                                                       -----------    -----------    -----------
Premiums and other considerations direct                               $ 1,089,822    $   911,948    $   793,018
Premiums and other considerations assumed                                  163,538          1,830          1,583
Less premiums and other considerations ceded                                55,274         55,693         60,434
                                                                       -----------    -----------    -----------
Net premiums and other considerations                                  $ 1,198,086    $   858,085    $   734,167
                                                                       ===========    ===========    ===========
Universal life and investment product charges direct                   $   474,563    $   469,971    $   477,647
Universal life and investment product charges assumed                          209            346            414
Less universal life and investment product charges ceded                    52,751         55,461         70,328
                                                                       -----------    -----------    -----------
Net universal life and investment product charges                      $   422,021    $   414,856    $   407,733
                                                                       ===========    ===========    ===========
Benefits direct                                                        $ 1,506,077    $ 1,415,339    $ 1,561,336
Benefits assumed                                                           148,644          5,687        (51,688)
Less reinsurance recoveries                                                148,622        164,129        305,841
                                                                       -----------    -----------    -----------
Net benefits                                                           $ 1,506,099    $ 1,256,897    $ 1,203,807
                                                                       ===========    ===========    ===========

11. OTHER COMPREHENSIVE INCOME
The components of other comprehensive income, along with related tax effects, are as follows (IN THOUSANDS):

                                                                       UNREALIZED        DERIVATIVE
                                                                        GAINS ON         FINANCIAL
                                                                     AVAILABLE-FOR-     INSTRUMENTS
                                                                    SALE SECURITIES    GAINS/(LOSSES)        TOTAL
                                                                    ---------------    --------------    --------------
BALANCE AT DECEMBER 31, 2001                                        $        41,456    $        3,744    $       45,200
Unrealized holding gains arising during period, net of $26,125
  tax expense                                                                48,518                --            48,518
Change in fair value of derivatives, net of $1,225 tax expense                   --             2,275             2,275
Less: reclassification adjustment
  Losses realized in net income, net of $35,066 tax benefit                 (65,122)               --           (65,122)
                                                                    ---------------    --------------    --------------
BALANCE AT DECEMBER 31, 2002                                                155,096             6,019           161,115
Unrealized holding losses arising during period, net of $3,821
  tax benefit                                                                (7,093)               --            (7,093)
Change in fair value of derivatives, net of $1,101 tax benefit                   --            (2,046)           (2,046)
Less: reclassification adjustment
  Losses realized in net income, net of $3,471 tax benefit                   (6,445)               --            (6,445)
                                                                    ---------------    --------------    --------------
BALANCE AT DECEMBER 31, 2003                                                154,448             3,973           158,421
Unrealized holding losses arising during period, net of $13,726
  tax benefit                                                               (25,493)               --           (25,493)
Change in fair value of derivatives, net of $982 tax benefit                     --            (1,823)           (1,823)
Less: reclassification adjustment
  Losses realized in net income, net of $15,207 tax benefit                 (28,244)               --           (28,244)
                                                                    ---------------    --------------    --------------
BALANCE AT DECEMBER 31, 2004                                        $       157,199    $        2,150    $      159,349
                                                                    ===============    ==============    ==============

12. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company has entered into service agreements with JPCorp and other subsidiaries of JPCorp for personnel and facilities usage, general management services and investment management services. The Company expensed, prior to deferrals, $182.4 million, $147.8 million, and $157.7 million in 2004, 2003, and 2002, for general management and investment services provided by Jefferson-Pilot Life Insurance Company, of which $18.0 million and $11.5 million remained payable as of December 31, 2004 and 2003. The remainder of the payable to affiliates at year end was due to other affiliates.

Included in payable to affiliates is a $50 million surplus note issued by the Company on September 24, 1994, that is held by HARCO Capital Corp., an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The Company recognized interest expense of $4.9 million during 2004, 2003, and 2002. The Company has the right to repay the note on any March 31 or September 30 after September 30, 2004. The note calls for the Company to pay interest semiannually on March 31 and September 30. Any payment of interest or repayment of principal may be paid out only if the Company has obtained the prior written approval of the Nebraska Department of Insurance, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the Nebraska Insurance Code.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the consolidated balance sheets as of December 31 (IN THOUSANDS):

                                                                                            2004              2003
                                                                                       --------------    --------------
Jefferson-Pilot Corporation (affiliate) Senior Promissory Notes due 2008,
  interest at rate of 4.60%                                                            $      108,000    $      133,000
Jefferson Pilot Communications Company (affiliate) Senior Promissory
  Notes due 2006 through 2010, interest ranging from 3.15% to 7.70%                    $       29,137    $       25,861

The Company recognized interest income totaling $6.9 million, $5.4 million, and $1.9 million related to the preceding assets during 2004, 2003, and 2002.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC).

The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity and variable universal life contracts. The amount paid is based on sales during the period and contracts in force. During 2004, 2003 and 2002, the Company recorded expense of $36.7 million, $36.5 million and $52.6 million related to this agreement.

13. DISCLOSURES ABOUT FAIR VALUES OF FINANCIAL INSTRUMENTS
The carrying values and fair values of financial instruments as of December 31 are as follows (IN THOUSANDS):

                                                            2004                        2003
                                                  -------------------------   -------------------------
                                                   CARRYING        FAIR         CARRYING       FAIR
                                                     VALUE         VALUE          VALUE        VALUE
                                                  -----------   -----------   -----------   -----------
FINANCIAL ASSETS
Debt securities available-for-sale                $ 9,276,382   $ 9,276,382   $ 8,714,775   $ 8,714,775
Debt securities held-to-maturity                      845,155       901,524       995,676     1,063,236
Equity securities available-for-sale                   11,103        11,103        10,154        10,154
Mortgage loans on real estate                       1,427,202     1,494,516     1,361,144     1,466,257
Policy loans                                          582,112       632,121       625,508       685,947
Derivative financial instruments                        8,013         8,013        10,461        10,461

FINANCIAL LIABILITIES
Annuity contract liabilities in accumulation
  phase                                             2,225,168     2,192,894     2,312,156     2,274,100
Securities sold under repurchase agreements           150,547       150,547       155,245       155,245

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the Company's consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the Company's consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES
The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the Company's consolidated balance sheet, approximates $19 million as of December 31, 2004.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

The Company is a defendant in a class action suit which alleges that a predecessor company, decades ago, unfairly discriminated in the sale of certain small face amount life insurance policies, and unreasonably priced these policies. Management believes that the life company's practices have complied with state insurance laws and intends to vigorously defend the claims asserted.

In the normal course of business, the Company and its subsidiaries are involved in various lawsuits, including several class action suits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, but could have a material adverse effect on the results of operations for a specific period.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2004

CONTENTS

Report of Independent Registered Public Accounting Firm                       F-
Consolidated Balance Sheets                                                   F-
Consolidated Statements of Income                                             F-
Consolidated Statements of Stockholder's Equity                               F-
Consolidated Statements of Cash Flows                                         F-
Notes to Consolidated Financial Statements                                    F-

                             JPF SEPARATE ACCOUNT A

                          AUDITED FINANCIAL STATEMENTS

CONTENTS

Report of Independent Registered Public Accounting Firm                      F-1
Statement of Assets and Liabilities                                          F-2
Statement of Operations                                                     F-10
Statements of Changes in Net Assets                                         F-18
Notes to Financial Statements                                               F-29

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contractholders of JPF Separate Account A and
Board of Directors of Jefferson Pilot Financial Insurance Company

We have audited the accompanying statements of assets and liabilities of JPF Separate Account A (the Company) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPF Separate Account A as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

Boston, Massachusetts
March 21, 2005

                      STATEMENTS OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT A
                                DECEMBER 31, 2004

                                         JPVF                            JPVF            JPVF                            JPVF
                                        CAPITAL          JPVF          STRATEGIC        S&P 500          JPVF           MID-CAP
                                        GROWTH          GROWTH          GROWTH           INDEX           VALUE          GROWTH
                                       DIVISION        DIVISION        DIVISION        DIVISION        DIVISION        DIVISION
                                     -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at cost                  $ 173,098,769   $  35,449,145   $ 108,463,348   $ 189,637,859   $  58,994,348   $   9,747,204
                                     =============   =============   =============   =============   =============   =============
Investments at market value          $ 161,378,964   $  30,419,075   $  77,440,247   $ 189,867,113   $  69,609,453   $  11,881,089
                                     -------------   -------------   -------------   -------------   -------------   -------------
        TOTAL NET ASSETS             $ 161,378,964   $  30,419,075   $  77,440,247   $ 189,867,113   $  69,609,453   $  11,881,089
                                     =============   =============   =============   =============   =============   =============
NET ASSET DISTRIBUTION
   Ensemble II                       $ 146,344,603   $  21,149,613   $  67,898,984   $ 119,328,143   $  58,181,554   $   8,977,563
   Ensemble III                         14,733,833       8,955,642       8,793,884      63,802,316      10,841,708       2,705,834
   Ensemble EXEC                           275,326         287,652         729,252       6,432,956         533,834         158,937
   Ensemble Accumulator                     15,319          24,144          17,806         226,135          19,230          25,621
   Ensemble Protector                        9,883           2,024             321          77,563          33,127          13,134
                                     -------------   -------------   -------------   -------------   -------------   -------------
        TOTAL NET ASSETS             $ 161,378,964   $  30,419,075   $  77,440,247   $ 189,867,113   $  69,609,453   $  11,881,089
                                     =============   =============   =============   =============   =============   =============
UNITS OUTSTANDING
   Ensemble II                           3,961,212       1,396,233       3,321,398       6,251,279       1,688,288         944,999
   Ensemble III                          2,424,488       1,476,989       1,636,042       7,517,301         900,061         277,478
   Ensemble EXEC                            45,306          47,440         135,672         757,942          44,318          16,299
   Ensemble Accumulator                      1,461           2,215           1,648          20,989           1,764           2,306
   Ensemble Protector                          876             173              28           7,220           2,956           1,069

NET ASSET VALUE PER UNIT
   Ensemble II                       $       36.94   $       15.15   $       20.44   $       19.09   $       34.46   $        9.50
   Ensemble III                      $        6.08   $        6.06   $        5.38   $        8.49   $       12.05   $        9.75
   Ensemble EXEC                     $        6.08   $        6.06   $        5.38   $        8.49   $       12.05   $        9.75
   Ensemble Accumulator              $       10.49   $       10.90   $       10.80   $       10.77   $       10.90   $       11.11
   Ensemble Protector                $       11.28   $       11.70   $       11.46   $       10.74   $       11.21   $       12.29

See notes to financial statements.

                                         JPVF            JPVF            JPVF            JPVF            JPVF            JPVF
                                        MID-CAP          SMALL         SMALL-CAP     INTERNATIONAL       WORLD        HIGH YIELD
                                         VALUE          COMPANY          VALUE          EQUITY        GROWTH STOCK       BOND
                                       DIVISION        DIVISION        DIVISION        DIVISION         DIVISION       DIVISION
                                     -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at cost                  $  18,665,830   $  66,372,017   $  20,484,736   $  28,852,587   $  96,168,040   $  15,377,828
                                     =============   =============   =============   =============   =============   =============
Investments at market value          $  24,809,053   $  62,507,310   $  27,222,102   $  32,996,324   $ 118,519,113   $  16,678,741
                                     -------------   -------------   -------------   -------------   -------------   -------------
        TOTAL NET ASSETS             $  24,809,053   $  62,507,310   $  27,222,102   $  32,996,324   $ 118,519,113   $  16,678,741
                                     =============   =============   =============   =============   =============   =============
NET ASSET DISTRIBUTION
   Ensemble                          $          --   $     274,272   $          --   $          --   $   1,667,408   $          --
   Ensemble II                          18,538,665      57,955,130      18,142,871      24,861,370     109,115,298      12,478,954
   Ensemble III                          5,749,979       4,118,672       6,443,120       7,204,269       7,047,793       3,682,403
   Ensemble EXEC                           335,311         122,196       2,459,589         781,444         579,686         418,486
   Ensemble Accumulator                    168,244          23,973         106,041         136,472          93,345          94,458
   Ensemble Protector                       16,854          13,067          70,481          12,769          15,583           4,440
                                     -------------   -------------   -------------   -------------   -------------   -------------
        TOTAL NET ASSETS             $  24,809,053   $  62,507,310   $  27,222,102   $  32,996,324   $ 118,519,113   $  16,678,741
                                     =============   =============   =============   =============   =============   =============
UNITS OUTSTANDING
   Ensemble                                     --           7,505              --              --          26,594              --
   Ensemble II                           1,349,253       1,672,760       1,185,100       2,305,133       1,834,253         995,351
   Ensemble III                            415,124         455,791         438,127       1,016,470         600,416         299,558
   Ensemble EXEC                            24,208          13,523         167,250         110,256          49,385          34,043
   Ensemble Accumulator                     15,017           2,289           9,826          12,053           8,102           8,736
   Ensemble Protector                        1,524           1,133           6,473           1,097           1,323             427

NET ASSET VALUE PER UNIT
   Ensemble                          $          --   $       36.55   $          --   $          --   $       62.70   $          --
   Ensemble II                       $       13.74   $       34.65   $       15.31   $       10.79   $       59.49   $       12.54
   Ensemble III                      $       13.85   $        9.04   $       14.71   $        7.09   $       11.74   $       12.29
   Ensemble EXEC                     $       13.85   $        9.04   $       14.71   $        7.09   $       11.74   $       12.29
   Ensemble Accumulator              $       11.20   $       10.47   $       10.79   $       11.32   $       11.52   $       10.81
   Ensemble Protector                $       11.06   $       11.53   $       10.89   $       11.64   $       11.78   $       10.40

See notes to financial statements.

                                                        JPVF           AMERICAN        AMERICAN        AMERICAN        AMERICAN
                                         JPVF           MONEY         CENTURY VP       CENTURY          FUNDS            FUNDS
                                       BALANCED         MARKET       INTERNATIONAL     VP VALUE         GROWTH       GROWTH-INCOME
                                       DIVISION        DIVISION        DIVISION        DIVISION        DIVISION        DIVISION
                                     -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at cost                  $  50,367,922   $  39,938,357   $   9,342,333   $   7,329,762   $  20,335,434   $  17,713,504
                                     =============   =============   =============   =============   =============   =============
Investments at market value          $  55,033,441   $  39,988,097   $  11,357,506   $   8,445,722   $  23,008,343   $  19,651,267
                                     -------------   -------------   -------------   -------------   -------------   -------------
        TOTAL NET ASSETS             $  55,033,441   $  39,988,097   $  11,357,506   $   8,445,722   $  23,008,343   $  19,651,267
                                     =============   =============   =============   =============   =============   =============
NET ASSET DISTRIBUTION
   Ensemble I                        $          --   $       2,181   $          --   $          --   $          --   $          --
   Ensemble II                          43,155,666      21,960,414       5,283,555       6,280,470      15,003,666      12,491,628
   Ensemble III                         10,878,163      15,582,852       3,093,656       1,793,443       6,114,786       5,661,947
   Ensemble EXEC                           899,684       1,976,065       2,903,228         338,133       1,337,048       1,004,968
   Ensemble Accumulator                     96,702         444,213          61,985          14,299         400,744         398,717
   Ensemble Protector                        3,226          22,372          15,082          19,377         152,099          94,007
                                     -------------   -------------   -------------   -------------   -------------   -------------
        TOTAL NET ASSETS             $  55,033,441   $  39,988,097   $  11,357,506   $   8,445,722   $  23,008,343   $  19,651,267
                                     =============   =============   =============   =============   =============   =============
UNITS OUTSTANDING
   Ensemble I                                   --             107              --              --              --              --
   Ensemble II                           1,637,913       1,135,922         563,519         504,030       1,074,745         916,778
   Ensemble III                            984,853       1,455,812         333,964         143,186         444,121         415,636
   Ensemble EXEC                            81,453         184,612         313,407          26,996          97,111          73,773
   Ensemble Accumulator                      8,898          44,307           5,524           1,321          36,931          37,369
   Ensemble Protector                          293           2,232           1,356           1,741          14,090           8,838

NET ASSET VALUE PER UNIT
   Ensemble I                        $          --   $       20.38   $          --   $          --   $          --   $          --
   Ensemble II                       $       26.35   $       19.33   $        9.38   $       12.46   $       13.96   $       13.63
   Ensemble III                      $       11.05   $       10.70   $        9.26   $       12.53   $       13.77   $       13.62
   Ensemble EXEC                     $       11.05   $       10.70   $        9.26   $       12.53   $       13.77   $       13.62
   Ensemble Accumulator              $       10.87   $       10.03   $       11.22   $       10.82   $       10.85   $       10.67
   Ensemble Protector                $       11.01   $       10.02   $       11.12   $       11.13   $       10.79   $       10.64

See notes to financial statements.

                                      FIDELITY(R)     FIDELITY(R)     FIDELITY(R)     FIDELITY(R)     FIDELITY(R)      FIDELITY(R)
                                          VIP             VIP            VIP              VIP        VIP INVESTMENT        VIP
                                     CONTRAFUND(R)   EQUITY-INCOME      GROWTH        HIGH INCOME     GRADE BOND         MID CAP
                                       DIVISION        DIVISION        DIVISION        DIVISION        DIVISION         DIVISION
                                     -------------   -------------   -------------   -------------   --------------   -------------
ASSETS
Investments at cost                  $  70,820,371   $  38,977,660   $  53,131,677   $   1,034,873   $    7,078,260   $   8,524,509
                                     =============   =============   =============   =============   ==============   =============
Investments at market value          $  87,098,143   $  44,992,916   $  45,522,831   $     706,277   $    7,144,156   $   9,820,888
                                     -------------   -------------   -------------   -------------   --------------   -------------
        TOTAL NET ASSETS             $  87,098,143   $  44,992,916   $  45,522,831   $     706,277   $    7,144,156   $   9,820,888
                                     =============   =============   =============   =============   ==============   =============
NET ASSET DISTRIBUTION
   Ensemble II                       $  72,060,907   $  28,283,558   $  32,996,827   $     706,277   $    3,817,123   $   7,336,498
   Ensemble III                         13,742,650      13,687,483      11,986,160              --        2,093,694       1,807,960
   Ensemble EXEC                         1,070,494       2,911,847         482,254              --          974,538         470,672
   Ensemble Accumulator                    165,633          89,023          39,703              --          218,758         153,195
   Ensemble Protector                       58,459          21,005          17,887              --           40,043          52,563
                                     -------------   -------------   -------------   -------------   --------------   -------------
        TOTAL NET ASSETS             $  87,098,143   $  44,992,916   $  45,522,831   $     706,277   $    7,144,156   $   9,820,888
                                     =============   =============   =============   =============   ==============   =============
UNITS OUTSTANDING
   Ensemble II                           3,141,989       2,002,942       2,572,510          58,696          367,158         436,152
   Ensemble III                          1,217,754       1,126,472       1,704,040              --          198,910         106,945
   Ensemble EXEC                            94,858         239,643          68,561              --           92,585          27,841
   Ensemble Accumulator                     14,944           8,209           3,811              --           20,939          12,781
   Ensemble Protector                        5,306           1,871           1,687              --            3,892           4,306

NET ASSET VALUE PER UNIT
   Ensemble II                       $       22.93   $       14.12   $       12.83   $       12.03   $        10.40   $       16.82
   Ensemble III                      $       11.29   $       12.15   $        7.03   $          --   $        10.53   $       16.91
   Ensemble EXEC                     $       11.29   $       12.15   $        7.03   $          --   $        10.53   $       16.91
   Ensemble Accumulator              $       11.08   $       10.84   $       10.42   $          --   $        10.45   $       11.99
   Ensemble Protector                $       11.02   $       11.23   $       10.60   $          --   $        10.29   $       12.21

See notes to financial statements.

                                     FRANKLIN          GOLDMAN          MFS(R)          MFS(R)
                                     SMALL CAP          SACHS          RESEARCH        UTILITIES         PIMCO        PROFUND VP
                                 VALUE SECURITIES   CAPITAL GROWTH      SERIES          SERIES       TOTAL RETURN       ASIA 30
                                     DIVISION          DIVISION        DIVISION        DIVISION        DIVISION        DIVISION
                                 ----------------   --------------   -------------   -------------   -------------   -------------
ASSETS
Investments at cost              $      6,645,410   $    2,178,103   $  20,349,817   $  21,880,470   $  75,196,872   $     560,591
                                 ================   ==============   =============   =============   =============   =============
Investments at market value      $      7,496,427   $    2,370,892   $  17,528,479   $  25,854,073   $  77,202,648   $     588,332
                                 ----------------   --------------   -------------   -------------   -------------   -------------
        TOTAL NET ASSETS         $      7,496,427   $    2,370,892   $  17,528,479   $  25,854,073   $  77,202,648   $     588,332
                                 ================   ==============   =============   =============   =============   =============
NET ASSET DISTRIBUTION
   Ensemble I                    $             --   $           --   $          --   $          --   $      41,417   $          --
   Ensemble II                          6,201,600        1,131,299      13,329,211      17,974,230      49,783,420         347,543
   Ensemble III                         1,028,465        1,098,629       3,974,712       7,476,838      17,503,989         232,473
   Ensemble EXEC                          163,510           47,904         224,556         307,903       9,458,264           7,448
   Ensemble Accumulator                    72,821           74,690              --          76,072         353,660             868
   Ensemble Protector                      30,031           18,370              --          19,030          61,898              --
                                 ----------------   --------------   -------------   -------------   -------------   -------------
        TOTAL NET ASSETS         $      7,496,427   $    2,370,892   $  17,528,479   $  25,854,073   $  77,202,648   $     588,332
                                 ================   ==============   =============   =============   =============   =============
UNITS OUTSTANDING
   Ensemble I                                  --               --              --              --           1,425              --
   Ensemble II                            389,418          136,583       1,122,340       1,081,389       4,028,439          32,522
   Ensemble III                            64,259          129,358         525,947         740,435       1,407,678          19,881
   Ensemble EXEC                           10,216            5,640          29,714          30,492         760,638             637
   Ensemble Accumulator                     6,386            7,033              --           6,195          33,810              79
   Ensemble Protector                       2,547            1,705              --           1,551           5,907              --

NET ASSET VALUE PER UNIT
   Ensemble I                    $             --   $           --   $          --   $          --   $       29.06   $          --
   Ensemble II                   $          15.93   $         8.28   $       11.88   $       16.62   $       12.36   $       10.69
   Ensemble III                  $          16.00   $         8.49   $        7.56   $       10.10   $       12.43   $       11.69
   Ensemble EXEC                 $          16.01   $         8.49   $        7.56   $       10.10   $       12.43   $       11.69
   Ensemble Accumulator          $          11.40   $        10.62   $          --   $       12.28   $       10.46   $       10.99
   Ensemble Protector            $          11.79   $        10.77   $          --   $       12.27   $       10.48   $       10.00

See notes to financial statements.

                                                                                      PROFUND VP      PROFUND VP      PROFUND VP
                                      PROFUND VP      PROFUND VP      PROFUND VP       LARGE-CAP       LARGE-CAP     RISING RATES
                                       EUROPE 30       FINANCIAL      HEALTHCARE        GROWTH           VALUE        OPPORTUNITY
                                       DIVISION        DIVISION        DIVISION        DIVISION        DIVISION        DIVISION
                                     -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at cost                  $     300,061   $   2,750,640   $   2,506,575   $     382,008   $     342,364   $   1,845,472
                                     =============   =============   =============   =============   =============   =============
Investments at market value          $     318,019   $   3,107,729   $   2,550,549   $     396,371   $     362,056   $   1,684,328
                                     -------------   -------------   -------------   -------------   -------------   -------------
        TOTAL NET ASSETS             $     318,019   $   3,107,729   $   2,550,549   $     396,371   $     362,056   $   1,684,328
                                     =============   =============   =============   =============   =============   =============
NET ASSET DISTRIBUTION
   Ensemble II                       $     207,867   $   2,753,145   $   2,104,288   $     384,660   $     330,978   $   1,387,467
   Ensemble III                             92,351         282,062         382,429           9,734          26,834         219,911
   Ensemble EXEC                             4,210          64,131          45,959              --              --              --
   Ensemble Accumulator                     11,148           8,358           5,943           1,977           4,244          76,430
   Ensemble Protector                        2,443              33          11,930              --              --             520
                                     -------------   -------------   -------------   -------------   -------------   -------------
        TOTAL NET ASSETS             $     318,019   $   3,107,729   $   2,550,549   $     396,371   $     362,056   $   1,684,328
                                     =============   =============   =============   =============   =============   =============
UNITS OUTSTANDING
   Ensemble II                              19,115         236,597         207,187          36,909          29,782         158,030
   Ensemble III                              8,098          23,440          37,437             935           2,351          25,576
   Ensemble EXEC                               369           5,329           4,499              --              --              --
   Ensemble Accumulator                        971             743             570             183             407           8,470
   Ensemble Protector                          224               3           1,167              --              --              57

NET ASSET VALUE PER UNIT
   Ensemble II                       $       10.87   $       11.64   $       10.16   $       10.42   $       11.11   $        8.78
   Ensemble III                      $       11.40   $       12.03   $       10.22   $       10.41   $       11.41   $        8.60
   Ensemble EXEC                     $       11.41   $       12.03   $       10.22   $       10.00   $       10.00   $       10.00
   Ensemble Accumulator              $       11.48   $       11.25   $       10.43   $       10.80   $       10.43   $        9.02
   Ensemble Protector                $       10.91   $       11.00   $       10.22   $       10.00   $       10.00   $        9.12

See notes to financial statements.

                                    PROFUND VP      PROFUND VP                       PROFUND VP      SCUDDER VIT   T. ROWE PRICE
                                     SMALL-CAP       SMALL-CAP      PROFUND VP    U.S. GOVERNMENT    SMALL CAP        MID-CAP
                                      GROWTH           VALUE        TECHNOLOGY          PLUS           INDEX          GROWTH
                                     DIVISION        DIVISION        DIVISION         DIVISION       DIVISION        DIVISION
                                   -------------   -------------   -------------  ---------------  -------------   -------------
ASSETS
Investments at cost                $   2,120,409   $   3,338,168   $   3,751,792  $       196,232   $   8,983,903   $   7,905,103
                                   =============   =============   =============  ===============   =============   =============
Investments at market value        $   2,175,777   $   3,490,953   $   4,204,610  $       207,093   $  11,218,321   $  10,534,991
                                   -------------   -------------   -------------  ---------------   -------------   -------------
        TOTAL NET ASSETS           $   2,175,777   $   3,490,953   $   4,204,610  $       207,093   $  11,218,321   $  10,534,991
                                   =============   =============   =============  ===============   =============   =============
NET ASSET DISTRIBUTION
   Ensemble II                     $   2,099,818   $   3,437,594   $   3,482,669  $       163,469   $   7,522,359   $   6,283,863
   Ensemble III                           48,015          33,768         642,722           16,345       3,148,588       2,104,954
   Ensemble EXEC                          23,619           6,202          66,147            4,336         489,133       2,146,174
   Ensemble Accumulator                    3,918           1,864           3,520           13,765          45,975              --
   Ensemble Protector                        407          11,525           9,552            9,178          12,266              --
                                   -------------   -------------   -------------  ---------------   -------------   -------------
        TOTAL NET ASSETS           $   2,175,777   $   3,490,953   $   4,204,610  $       207,093   $  11,218,321   $  10,534,991
                                   =============   =============   =============  ===============   =============   =============
UNITS OUTSTANDING
   Ensemble II                           184,417         286,147         344,372           14,506         592,863         495,423
   Ensemble III                            4,223           2,743          58,596            1,441         247,473         163,646
   Ensemble EXEC                           2,078             504           6,030              382          38,445         166,851
   Ensemble Accumulator                      357             162             342            1,266           4,017              --
   Ensemble Protector                         35             967             839              848           1,005              --

NET ASSET VALUE PER UNIT
   Ensemble II                     $       11.39   $       12.01   $       10.11  $         11.27   $       12.69   $       12.68
   Ensemble III                    $       11.37   $       12.31   $       10.97  $         11.34   $       12.72   $       12.86
   Ensemble EXEC                   $       11.37   $       12.31   $       10.97  $         11.35   $       12.72   $       12.86
   Ensemble Accumulator            $       10.97   $       11.51   $       10.29  $         10.87   $       11.45   $          --
   Ensemble Protector              $       11.63   $       11.92   $       11.38  $         10.82   $       12.20   $          --

See notes to financial statements.

                                         TEMPLETON       VANGUARD(R)      VANGUARD(R)      VANGUARD(R)
                                          FOREIGN        VIF MID-CAP       VIF REIT         VIF SMALL
                                         SECURITIES         INDEX           INDEX        COMPANY GROWTH
                                          DIVISION        DIVISION         DIVISION         DIVISION
                                      --------------   --------------   --------------   --------------
ASSETS
Investments at cost                   $   86,296,134   $   14,602,227   $   17,178,548   $   11,313,788
                                      ==============   ==============   ==============   ==============
Investments at market value           $   85,801,430   $   17,761,341   $   22,658,036   $   14,144,688
                                      --------------   --------------   --------------   --------------
        TOTAL NET ASSETS              $   85,801,430   $   17,761,341   $   22,658,036   $   14,144,688
                                      ==============   ==============   ==============   ==============
NET ASSET DISTRIBUTION
   Ensemble II                        $   71,703,238   $   12,033,925   $   16,704,578   $    9,066,649
   Ensemble III                            9,826,195        4,888,493        5,093,397        2,607,419
   Ensemble EXEC                           3,976,858          640,576          700,838        2,394,426
   Ensemble Accumulator                      272,939          158,820          142,438           66,050
   Ensemble Protector                         22,200           39,527           16,785           10,144
                                      --------------   --------------   --------------   --------------
        TOTAL NET ASSETS              $   85,801,430   $   17,761,341   $   22,658,036   $   14,144,688
                                      ==============   ==============   ==============   ==============
UNITS OUTSTANDING
   Ensemble II                             3,452,074          954,660        1,033,290          738,157
   Ensemble III                              963,644          383,529          312,774          211,266
   Ensemble EXEC                             390,006           50,257           43,037          194,008
   Ensemble Accumulator                       23,756           13,769           11,444            5,919
   Ensemble Protector                          1,966            3,448            1,367              821

NET ASSET VALUE PER UNIT
   Ensemble II                        $        20.77   $        12.61   $        16.17   $        12.28
   Ensemble III                       $        10.20   $        12.75   $        16.28   $        12.34
   Ensemble EXEC                      $        10.20   $        12.75   $        16.28   $        12.34
   Ensemble Accumulator               $        11.49   $        11.53   $        12.45   $        11.16
   Ensemble Protector                 $        11.29   $        11.46   $        12.28   $        12.36

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT A
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                         JPVF                            JPVF            JPVF                            JPVF
                                        CAPITAL          JPVF          STRATEGIC        S&P 500          JPVF           MID-CAP
                                        GROWTH          GROWTH          GROWTH           INDEX           VALUE          GROWTH
                                       DIVISION        DIVISION        DIVISION        DIVISION        DIVISION        DIVISION
                                     -------------   -------------   -------------   -------------   -------------   -------------
Investment Income:
   Dividend income                   $          --   $         --    $          --   $   2,171,408   $     640,569   $          --
Expenses:
   Mortality and expense risk
     charge                              1,371,928         238,912         644,332       1,426,082         572,620          90,997
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Net investment income (loss)       (1,371,928)       (238,912)       (644,332)        745,326          67,949         (90,997)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Realized loss on investments:
   Net realized gain (loss) on
     sale of fund shares                (2,304,214)     (1,362,923)     (3,743,875)     (1,293,037)        613,395       1,297,921
                                     -------------   -------------   -------------   -------------   -------------   -------------
   Realized gain (loss)                 (2,304,214)     (1,362,923)     (3,743,875)     (1,293,037)        613,395       1,297,921
                                     -------------   -------------   -------------   -------------   -------------   -------------
Change in net unrealized gain
  (loss) on investments                 16,538,641       4,636,009      10,650,749      17,292,017       6,255,087         (87,429)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase in net assets from
  operations                         $  12,862,499   $   3,034,174   $   6,262,542   $  16,744,306   $   6,936,431   $   1,119,495
                                     =============   =============   =============   =============   =============   =============

See notes to financial statements.

                                         JPVF            JPVF            JPVF            JPVF            JPVF            JPVF
                                        MID-CAP          SMALL         SMALL-CAP     INTERNATIONAL       WORLD        HIGH YIELD
                                         VALUE          COMPANY          VALUE          EQUITY       GROWTH STOCK        BOND
                                       DIVISION        DIVISION        DIVISION        DIVISION        DIVISION        DIVISION
                                     -------------   -------------   -------------   -------------   -------------   -------------
Investment Income:
   Dividend income                   $          --   $          --   $          --   $      75,309   $   1,212,336   $   1,039,508
Expenses:
   Mortality and expense risk
     charge                                188,571         539,276         201,107         239,210         952,448         131,635
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Net investment income (loss)         (188,571)       (539,276)       (201,107)       (163,901)        259,888         907,873
                                     -------------   -------------   -------------   -------------   -------------   -------------
Realized gain (loss) on
  investments:
   Net realized gain (loss) on
     sale of fund shares                 1,588,947      (1,417,971)      1,204,504          40,437         826,273         258,681
   Realized gain distributions             112,870              --         501,596              --              --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
   Realized gain (loss)                  1,701,817      (1,417,971)      1,706,100          40,437         826,273         258,681
                                     -------------   -------------   -------------   -------------   -------------   -------------
Change in net unrealized gain on
  investments                            1,684,273       5,018,653       2,792,057       4,508,954      16,813,145         113,218
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase in net assets from
  operations                         $   3,197,519   $   3,061,406   $   4,297,050   $   4,385,490   $  17,899,306   $   1,279,772
                                     =============   =============   =============   =============   =============   =============

See notes to financial statements.

                                                         JPVF          AMERICAN        AMERICAN        AMERICAN        AMERICAN
                                         JPVF            MONEY        CENTURY VP        CENTURY          FUNDS           FUNDS
                                       BALANCED         MARKET       INTERNATIONAL     VP VALUE         GROWTH       GROWTH-INCOME
                                       DIVISION        DIVISION        DIVISION        DIVISION        DIVISION        DIVISION
                                     -------------   -------------   -------------   -------------   -------------   -------------
Investment Income:
   Dividend income                   $     929,315   $     305,510   $      56,129   $      56,726   $      34,887   $     156,581
Expenses:
   Mortality and expense risk
     charge                                449,061         332,682          78,731          53,672         128,213         116,900
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Net investment income (loss)          480,254         (27,172)        (22,602)          3,054         (93,326)         39,681
                                     -------------   -------------   -------------   -------------   -------------   -------------
Realized gain (loss) on
  investments:
   Net realized gain (loss) on
     sale of fund shares                   236,959         (92,987)        207,301         458,203         228,637         180,369
   Realized gain distributions                  --              15              --          52,068              --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
   Realized gain (loss)                    236,959         (92,972)        207,301         510,271         228,637         180,369
                                     -------------   -------------   -------------   -------------   -------------   -------------
Change in net unrealized gain on
  investments                            3,716,998         120,431       1,041,452         395,224       1,912,955       1,267,649
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase in net assets from
  operations                         $   4,434,211   $         287   $   1,226,151   $     908,549   $   2,048,266   $   1,487,699
                                     =============   =============   =============   =============   =============   =============

See notes to financial statements.

                                      FIDELITY(R)     FIDELITY(R)     FIDELITY(R)     FIDELITY(R)      FIDELITY(R)     FIDELITY(R)
                                          VIP             VIP             VIP             VIP        VIP INVESTMENT        VIP
                                     CONTRAFUND(R)   EQUITY-INCOME      GROWTH        HIGH INCOME      GRADE BOND        MID CAP
                                       DIVISION        DIVISION        DIVISION        DIVISION         DIVISION        DIVISION
                                     -------------   -------------   -------------   -------------   --------------   -------------
Investment Income:
   Dividend income                   $     264,761   $     617,013   $     120,444   $      57,894   $      144,438   $          --
Expenses:
   Mortality and expense risk
     charge                                682,186         330,515         368,470           6,317           50,151          43,001
                                     -------------   -------------   -------------   -------------   --------------   -------------
     Net investment income (loss)         (417,425)        286,498        (248,026)         51,577           94,287         (43,001)
                                     -------------   -------------   -------------   -------------   --------------   -------------
Realized gain (loss) on
  investments:
   Net realized gain (loss) on
     sale of fund shares                   704,061         458,108      (1,478,541)        (37,626)         (13,547)         (6,551)
   Realized gain distributions                  --         147,397              --              --          107,672              --
                                     -------------   -------------   -------------   -------------   --------------   -------------
   Realized gain (loss)                    704,061         605,505      (1,478,541)        (37,626)          94,125          (6,551)
                                     -------------   -------------   -------------   -------------   --------------   -------------
Change in net unrealized gain
  (loss) on investments                 10,639,583       3,456,966       2,855,932          43,624           (1,135)      1,148,524
                                     -------------   -------------   -------------   -------------   --------------   -------------
Increase in net assets from
  operations                         $  10,926,219   $   4,348,969   $   1,129,365   $      57,575   $      187,277   $   1,098,972
                                     =============   =============   =============   =============   ==============   =============

See notes to financial statements.

                                        FRANKLIN         GOLDMAN           MFS(R)          MFS(R)
                                       SMALL CAP          SACHS          RESEARCH        UTILITIES         PIMCO          PROFUND
                                   VALUE SECURITIES   CAPITAL GROWTH      SERIES          SERIES       TOTAL RETURN     VP ASIA 30
                                       DIVISION          DIVISION        DIVISION        DIVISION        DIVISION       DIVISION(a)
                                   ----------------   --------------   -------------   -------------   -------------   -------------
Investment Income:
   Dividend income                 $          5,439   $       15,926   $     179,974   $     285,297   $   1,394,265   $       1,014
Expenses:
   Mortality and expense risk
     charge                                  32,250           13,991         139,062         167,559         593,333             681
                                   ----------------   --------------   -------------   -------------   -------------   -------------
     Net investment income (loss)           (26,811)           1,935          40,912         117,738         800,932             333
                                   ----------------   --------------   -------------   -------------   -------------   -------------
Realized gain (loss) on
  investments:
   Net realized gain (loss) on
     sale of fund shares                    156,627           14,176        (756,324)        (92,451)        180,283             423
   Realized gain distributions                   --               --              --              --       1,106,412           9,272
                                   ----------------   --------------   -------------   -------------   -------------   -------------
   Realized gain (loss)                     156,627           14,176        (756,324)        (92,451)      1,286,695           9,695
                                   ----------------   --------------   -------------   -------------   -------------   -------------
Change in net unrealized gain on
  investments                               666,508          154,395       3,032,087       5,695,908         863,242          27,482
                                   ----------------   --------------   -------------   -------------   -------------   -------------
Increase in net assets from
  operations                       $        796,324   $      170,506   $   2,316,675   $   5,721,195   $   2,950,869   $      37,510
                                   ================   ==============   =============   =============   =============   =============

(a) For the period May 4, 2004 (inception) through December 31, 2004

See notes to financial statements.

                                                                   PROFUND            PROFUND            PROFUND
                                                                 VP EUROPE 30       VP FINANCIAL       VP HEALTHCARE
                                                                   DIVISION           DIVISION           DIVISION
                                                               ---------------    ---------------    ---------------
                                                                 PERIOD FROM
                                                               MAY 17, 2004(a)
                                                                   THROUGH           YEAR ENDED         YEAR ENDED
                                                                 DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                     2004              2004                2004
                                                               ---------------    ---------------    ---------------
Investment Income:
   Dividend income                                             $           285    $        10,645    $            --
Expenses:
   Mortality and expense risk charge                                       539             34,428             30,800
                                                               ---------------    ---------------    ---------------
     Net investment loss                                                  (254)           (23,783)           (30,800)
                                                               ---------------    ---------------    ---------------
Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares                       3,111            288,649             64,505
   Realized gain distributions                                           1,903                 --                 --
                                                               ---------------    ---------------    ---------------
   Realized gain (loss)                                                  5,014            288,649             64,505
                                                               ---------------    ---------------    ---------------
Change in net unrealized gain (loss) on investments                     17,682            (24,681)           (98,765)
                                                               ---------------    ---------------    ---------------
Increase (decrease) in net assets from operations              $        22,442    $       240,185    $       (65,060)
                                                               ===============    ===============    ===============

                                                                  PROFUND VP        PROFUND VP         PROFUND VP
                                                                  LARGE-CAP         LARGE-CAP         RISING RATES
                                                                   GROWTH             VALUE            OPPORTUNITY
                                                                  DIVISION           DIVISION           DIVISION
                                                               ---------------    ---------------    ---------------
                                                                PERIOD FROM        PERIOD FROM         PERIOD FROM
                                                               JUNE 1, 2004(a)    MAY 21, 2004(a)     MAY 3, 2004(a)
                                                                   THROUGH            THROUGH            THROUGH
                                                                 DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                     2004              2004                2004
                                                               ---------------    ---------------    ---------------
Investment Income:
   Dividend income                                             $            --    $            --    $            --
Expenses:
   Mortality and expense risk charge                                     1,709              7,598              9,067
                                                               ---------------    ---------------    ---------------
     Net investment loss                                                (1,709)            (7,598)            (9,067)
                                                               ---------------    ---------------    ---------------
Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares                          35            159,156           (163,650)
   Realized gain distributions                                              --                 --                 --
                                                               ---------------    ---------------    ---------------
   Realized gain (loss)                                                     35            159,156           (163,650)
                                                               ---------------    ---------------    ---------------
Change in net unrealized gain (loss) on investments                     14,392             19,718           (162,495)
                                                               ---------------    ---------------    ---------------
Increase (decrease) in net assets from operations              $        12,718    $       171,276    $      (335,212)
                                                               ===============    ===============    ===============

(a) Commencement of operations

See notes to financial statements.

                                                                  PROFUND VP        PROFUND VP
                                                                   SMALL-CAP         SMALL-CAP          PROFUND
                                                                    GROWTH            VALUE           VP TECHNOLOGY
                                                                   DIVISION          DIVISION           DIVISION
                                                               ---------------    ---------------    ---------------
                                                                 PERIOD FROM        PERIOD FROM
                                                               JUNE 1, 2004(a)     MAY 7, 2004(a)
                                                                   THROUGH            THROUGH          YEAR ENDED
                                                                 DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                    2004               2004               2004
                                                               ---------------    ---------------    ---------------
Investment Income:
   Dividend income                                             $            --    $            --    $            --
Expenses:
   Mortality and expense risk charge                                     3,487             10,992             42,586
                                                               ---------------    ---------------    ---------------
     Net investment income (loss)                                       (3,487)           (10,992)           (42,586)
                                                               ---------------    ---------------    ---------------
Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares                     (12,530)            91,519            737,226
   Realized gain distributions                                          84,202             32,887             48,322
                                                               ---------------    ---------------    ---------------
   Realized gain                                                        71,672            124,406            785,548
                                                               ---------------    ---------------    ---------------
Change in net unrealized gain (loss) on investments                     54,761            153,034           (960,870)
                                                               ---------------    ---------------    ---------------
Increase (decrease) in net assets from operations              $       122,946    $       266,448    $      (217,908)
                                                               ===============    ===============    ===============

                                                                 PROFUND VP         SCUDDER VIT       T. ROWE PRICE
                                                               U.S. GOVERNMENT       SMALL CAP           MID-CAP
                                                                    PLUS              INDEX              GROWTH
                                                                  DIVISION           DIVISION           DIVISION
                                                               ---------------    ---------------    ---------------
                                                                 PERIOD FROM
                                                               MAY 24, 2004(a)
                                                                   THROUGH           YEAR ENDED        YEAR ENDED
                                                                 DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                    2004               2004               2004
                                                               ---------------    ---------------    ---------------
Investment Income:
   Dividend income                                             $         1,962    $        15,749    $            --
Expenses:
   Mortality and expense risk charge                                       858             68,186             83,666
                                                               ---------------    ---------------    ---------------
     Net investment income (loss)                                        1,104            (52,437)           (83,666)
                                                               ---------------    ---------------    ---------------
Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares                      30,496            459,451            942,418
   Realized gain distributions                                              --                 --                 --
                                                               ---------------    ---------------    ---------------
   Realized gain                                                        30,496            459,451            942,418
                                                               ---------------    ---------------    ---------------
Change in net unrealized gain (loss) on investments                     10,496            961,644            700,347
                                                               ---------------    ---------------    ---------------
Increase (decrease) in net assets from operations              $        42,096    $     1,368,658    $     1,559,099
                                                               ===============    ===============    ===============

(a) Commencement of operations

See notes to financial statements.

                                                       TEMPLETON         VANGUARD(R)      VANGUARD(R)      VANGUARD(R)
                                                        FOREIGN          VIF MID-CAP       VIF REIT         VIF SMALL
                                                       SECURITIES          INDEX            INDEX        COMPANY GROWTH
                                                        DIVISION          DIVISION         DIVISION         DIVISION
                                                     --------------    --------------   --------------   --------------
Investment Income:
   Dividend income                                   $      867,007    $      102,051   $      417,146   $        8,691
Expenses:
   Mortality and expense risk charge                        645,192            94,395          140,598           91,648
                                                     --------------    --------------   --------------   --------------
     Net investment income (loss)                           221,815             7,656          276,548          (82,957)
                                                     --------------    --------------   --------------   --------------
Realized gain (loss) on investments:
   Net realized gain (loss) on sale of fund shares       (1,380,920)          443,905          793,573          541,917
   Realized gain distributions                                   --                --          276,586               --
                                                     --------------    --------------   --------------   --------------
   Realized gain (loss)                                  (1,380,920)          443,905        1,070,159          541,917
                                                     --------------    --------------   --------------   --------------
Change in net unrealized gain on investments             13,954,373         1,772,183        3,244,916        1,135,394
                                                     --------------    --------------   --------------   --------------
Increase in net assets from operations               $   12,795,268     $ 2,223,744 $        4,591,623   $    1,594,354
                                                     ==============    ==============   ==============   ==============

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT A

                                                              JPVF                                JPVF
                                                         CAPITAL GROWTH                          GROWTH
                                                            DIVISION                            DIVISION
                                                --------------------------------    --------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                --------------------------------    --------------------------------
                                                     2004              2003              2004              2003
                                                --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                 $   (1,371,928)   $   (1,287,384)   $     (238,912)   $     (212,698)
   Net realized loss on investments                 (2,304,214)       (7,608,779)       (1,362,923)       (4,109,001)
   Change in net unrealized gain
     on investments                                 16,538,641        42,890,932         4,636,009        11,031,224
                                                --------------    --------------    --------------    --------------
Increase in net assets from
   operations                                       12,862,499        33,994,769         3,034,174         6,709,525
Contractholder transactions--Note G:
   Transfers of net premiums                        19,581,152        24,011,717         5,338,083         6,190,317
   Transfers from/to General
     Account and within Separate
     Account, net                                  (17,886,066)      (22,120,999)       (4,680,652)       (1,759,814)
   Transfers of cost of insurance                  (11,456,136)      (13,064,313)       (2,829,971)       (3,124,915)
   Transfers on account of death                      (381,769)         (333,167)          (40,108)          (28,663)
   Transfers on account of other
     terminations                                   (2,171,630)       (2,389,231)         (600,571)         (402,493)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                                    (12,314,449)      (13,895,993)       (2,813,219)          874,432
                                                --------------    --------------    --------------    --------------
Net increase in net assets                             548,050        20,098,776           220,955         7,583,957
Balance at beginning of period                     160,830,914       140,732,138        30,198,120        22,614,163
                                                --------------    --------------    --------------    --------------
Balance at end of period                        $  161,378,964    $  160,830,914    $   30,419,075    $   30,198,120
                                                ==============    ==============    ==============    ==============

                                                              JPVF                                JPVF
                                                        STRATEGIC GROWTH                      S&P 500 INDEX
                                                            DIVISION                            DIVISION
                                                --------------------------------    --------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                --------------------------------    --------------------------------
                                                     2004              2003              2004              2003
                                                --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                 $     (644,332)   $     (578,488)   $      745,326    $      604,382
   Net realized loss on investments                 (3,743,875)       (7,737,772)       (1,293,037)       (5,385,907)
   Change in net unrealized gain
     on investments                                 10,650,749        26,349,917        17,292,017        40,849,700
                                                --------------    --------------    --------------    --------------
Increase in net assets from
   operations                                        6,262,542        18,033,657        16,744,306        36,068,175
Contractholder transactions--Note G:
   Transfers of net premiums                        10,568,637        12,209,692        30,037,443        35,481,895
   Transfers from/to General
     Account and within Separate
     Account, net                                   (7,943,048)       (9,800,354)      (10,637,219)      (13,545,799)
   Transfers of cost of insurance                   (5,649,230)       (6,259,828)      (13,464,188)      (14,645,317)
   Transfers on account of death                      (138,974)         (100,193)         (816,522)         (367,466)
   Transfers on account of other
     terminations                                   (1,064,085)         (838,352)       (2,959,900)       (2,098,851)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                                     (4,226,700)       (4,789,035)        2,159,614         4,824,462
                                                --------------    --------------    --------------    --------------
Net increase in net assets                           2,035,842        13,244,622        18,903,920        40,892,637
Balance at beginning of period                      75,404,405        62,159,783       170,963,193       130,070,556
                                                --------------    --------------    --------------    --------------
Balance at end of period                        $   77,440,247    $   75,404,405    $  189,867,113    $  170,963,193
                                                ==============    ==============    ==============    ==============

See notes to financial statements.

                                                             JPVF                                 JPVF
                                                             VALUE                           MID-CAP GROWTH
                                                            DIVISION                            DIVISION
                                                --------------------------------    --------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                --------------------------------    --------------------------------
                                                     2004              2003              2004              2003
                                                --------------    --------------    --------------    --------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment income (loss)                 $       67,949    $       (9,641)   $      (90,997)   $      (69,149)
   Net realized gain (loss) on
     investments                                       613,395          (805,984)        1,297,921           (15,524)
   Change in net unrealized gain
     (loss) on investments                           6,255,087        15,508,210           (87,429)        3,160,609
                                                --------------    --------------    --------------    --------------
Increase in net assets from
   operations                                        6,936,431        14,692,585         1,119,495         3,075,936
Contractholder transactions--Note G:
   Transfers of net premiums                         8,187,103         9,849,479         1,639,690         1,823,240
   Transfers from/to General
     Account and within Separate
     Account, net                                   (8,114,846)       (6,596,127)       (3,710,234)        4,398,516
   Transfers of cost of insurance                   (4,725,167)       (5,235,216)         (794,832)         (743,029)
   Transfers on account of death                      (116,179)         (208,987)          (21,780)          (10,378)
   Transfers on account of other
     terminations                                     (892,730)         (708,338)         (108,857)         (126,137)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                                     (5,661,819)       (2,899,189)       (2,996,013)        5,342,212
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                1,274,612        11,793,396        (1,876,518)        8,418,148
Balance at beginning of period                      68,334,841        56,541,445        13,757,607         5,339,459
                                                --------------    --------------    --------------    --------------
Balance at end of period                        $   69,609,453    $   68,334,841    $   11,881,089    $   13,757,607
                                                ==============    ==============    ==============    ==============

                                                              JPVF                                JPVF
                                                          MID-CAP VALUE                      SMALL COMPANY
                                                            DIVISION                            DIVISION
                                                --------------------------------    --------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                --------------------------------    --------------------------------
                                                     2004              2003              2004              2003
                                                --------------    --------------    --------------    --------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment income (loss)                 $     (188,571)   $     (132,988)   $     (539,276)   $     (488,982)
   Net realized gain (loss) on
     investments                                     1,701,817           (88,472)       (1,417,971)       (3,186,759)
   Change in net unrealized gain
     (loss) on investments                           1,684,273         6,011,690         5,018,653        21,801,873
                                                --------------    --------------    --------------    --------------
Increase in net assets from
   operations                                        3,197,519         5,790,230         3,061,406        18,126,132
Contractholder transactions--Note G:
   Transfers of net premiums                         2,943,478         4,147,052         7,059,663         7,946,663
   Transfers from/to General
     Account and within Separate
     Account, net                                   (2,591,194)        1,113,198        (9,191,323)       (1,916,019)
   Transfers of cost of insurance                   (1,397,070)       (1,281,426)       (4,452,787)       (4,842,786)
   Transfers on account of death                       (30,594)          (28,569)         (211,653)         (160,966)
   Transfers on account of other
     terminations                                     (301,367)         (202,257)         (760,194)         (468,167)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                                     (1,376,747)        3,747,998        (7,556,294)          558,725
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                1,820,772         9,538,228        (4,494,888)       18,684,857
Balance at beginning of period                      22,988,281        13,450,053        67,002,198        48,317,341
                                                --------------    --------------    --------------    --------------
Balance at end of period                        $   24,809,053    $   22,988,281    $   62,507,310    $   67,002,198
                                                ==============    ==============    ==============    ==============

See notes to financial statements.

                                                              JPVF                                JPVF
                                                         SMALL-CAP VALUE                   INTERNATIONAL EQUITY
                                                            DIVISION                            DIVISION
                                                --------------------------------    --------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                --------------------------------    --------------------------------
                                                     2004              2003              2004              2003
                                                --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                 $     (201,107)   $     (140,509)   $     (163,901)   $       84,363
   Net realized gain (loss) on
     investments                                     1,706,100            60,540            40,437        (6,865,279)
   Change in net unrealized gain
     on investments                                  2,792,057         5,502,798         4,508,954        13,042,852
                                                --------------    --------------    --------------    --------------
Increase in net assets from
   operations                                        4,297,050         5,422,829         4,385,490         6,261,936
Contractholder transactions--Note G:
   Transfers of net premiums                         3,642,062         5,146,485         4,349,283         4,636,258
   Transfers from/to General
     Account and within Separate
     Account, net                                   (1,539,661)         (464,222)          348,185        (2,253,189)
   Transfers of cost of insurance                   (1,491,274)       (1,399,719)       (2,173,933)       (2,106,584)
   Transfers on account of death                       (38,699)          (24,892)         (161,496)          (31,258)
   Transfers on account of other
     terminations                                     (314,951)         (150,196)         (534,555)         (209,905)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                                        257,477         3,107,456         1,827,484            35,322
                                                --------------    --------------    --------------    --------------
Net increase in net assets                           4,554,527         8,530,285         6,212,974         6,297,258
Balance at beginning of period                      22,667,575        14,137,290        26,783,350        20,486,092
                                                --------------    --------------    --------------    --------------
Balance at end of period                        $   27,222,102    $   22,667,575    $   32,996,324    $   26,783,350
                                                ==============    ==============    ==============    ==============

                                                              JPVF                                JPVF
                                                       WORLD GROWTH STOCK                   HIGH YIELD BOND
                                                            DIVISION                            DIVISION
                                                --------------------------------    --------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                --------------------------------    --------------------------------
                                                     2004              2003              2004              2003
                                                --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                 $      259,888    $      932,606    $      907,873    $      726,133
   Net realized gain (loss) on
     investments                                       826,273        (1,985,193)          258,681            98,578
   Change in net unrealized gain
     on investments                                 16,813,145        28,074,511           113,218         1,597,679
                                                --------------    --------------    --------------    --------------
Increase in net assets from
   operations                                       17,899,306        27,021,924         1,279,772         2,422,390
Contractholder transactions--Note G:
   Transfers of net premiums                         9,548,011        10,472,278         2,108,742         2,138,896
   Transfers from/to General
     Account and within Separate
     Account, net                                   (7,325,279)      (10,276,918)           42,066           478,821
   Transfers of cost of insurance                   (7,161,091)       (7,322,525)       (1,144,482)       (1,243,740)
   Transfers on account of death                      (328,164)         (392,938)          (93,164)          (19,826)
   Transfers on account of other
     terminations                                   (1,309,479)         (817,083)         (416,825)         (157,393)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                                     (6,576,002)       (8,337,186)          496,337         1,196,758
                                                --------------    --------------    --------------    --------------
Net increase in net assets                          11,323,304        18,684,738         1,776,109         3,619,148
Balance at beginning of period                     107,195,809        88,511,071        14,902,632        11,283,484
                                                --------------    --------------    --------------    --------------
Balance at end of period                        $  118,519,113    $  107,195,809    $   16,678,741    $   14,902,632
                                                ==============    ==============    ==============    ==============

See notes to financial statements.

                                                              JPVF                                JPVF
                                                            BALANCED                          MONEY MARKET
                                                            DIVISION                            DIVISION
                                                --------------------------------    --------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                --------------------------------    --------------------------------
                                                     2004              2003              2004              2003
                                                --------------    --------------    --------------    --------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment income (loss)                 $      480,254    $      675,068    $      (27,172)   $      252,229
   Net realized gain (loss) on
     investments                                       236,959          (464,969)          (92,972)         (353,518)
   Change in net unrealized gain
     on investments                                  3,716,998         5,845,472           120,431             5,535
                                                --------------    --------------    --------------    --------------
Increase (decrease) in net assets
   from operations                                   4,434,211         6,055,571               287           (95,754)
Contractholder transactions--Note G:
   Transfers of net premiums                         7,241,748         7,779,402        12,091,468        13,679,298
   Transfers from/to General
     Account and within Separate
     Account, net                                   (4,808,030)       (1,363,012)       (7,045,241)      (14,311,402)
   Transfers of cost of insurance                   (4,220,372)       (4,545,445)       (4,018,943)       (5,169,648)
   Transfers on account of death                      (140,704)         (232,870)         (519,025)         (103,107)
   Transfers on account of other
     terminations                                   (1,307,866)         (818,740)         (671,030)         (927,833)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                                     (3,235,224)          819,335          (162,771)       (6,832,692)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                1,198,987         6,874,906          (162,484)       (6,928,446)
Balance at beginning of period                      53,834,454        46,959,548        40,150,581        47,079,027
                                                --------------    --------------    --------------    --------------
Balance at end of period                        $   55,033,441    $   53,834,454    $   39,988,097    $   40,150,581
                                                ==============    ==============    ==============    ==============

                                                        AMERICAN CENTURY                    AMERICAN CENTURY
                                                        VP INTERNATIONAL                       VP VALUE
                                                            DIVISION                           DIVISION
                                                --------------------------------    --------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                --------------------------------    --------------------------------
                                                     2004              2003              2004              2003
                                                --------------    --------------    --------------    --------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment income (loss)                 $      (22,602)   $       (9,551)   $        3,054    $       (1,824)
   Net realized gain (loss) on
     investments                                       207,301           201,257           510,271            87,496
   Change in net unrealized gain
     on investments                                  1,041,452         1,223,650           395,224           698,147
                                                --------------    --------------    --------------    --------------
Increase (decrease) in net assets
   from operations                                   1,226,151         1,415,356           908,549           783,819
Contractholder transactions--Note G:
   Transfers of net premiums                         1,848,009         1,628,506           917,485         1,388,219
   Transfers from/to General
     Account and within Separate
     Account, net                                    1,365,571         2,192,694         3,143,389           332,510
   Transfers of cost of insurance                     (720,879)         (481,940)         (426,989)         (257,124)
   Transfers on account of death                       (19,750)               --           (18,935)               --
   Transfers on account of other
     terminations                                     (104,196)         (137,314)          (78,255)          (10,563)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                                      2,368,755         3,201,946         3,536,695         1,453,042
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                3,594,906         4,617,302         4,445,244         2,236,861
Balance at beginning of period                       7,762,600         3,145,298         4,000,478         1,763,617
                                                --------------    --------------    --------------    --------------
Balance at end of period                        $   11,357,506    $    7,762,600    $    8,445,722    $    4,000,478
                                                ==============    ==============    ==============    ==============

See notes to financial statements.

                                                         AMERICAN FUNDS                      AMERICAN FUNDS
                                                             GROWTH                          GROWTH-INCOME
                                                            DIVISION                            DIVISION
                                                ---------------------------------    --------------------------------
                                                                   PERIOD FROM                         PERIOD FROM
                                                                  MAY 1, 2003(a)                      MAY 5, 2003(a)
                                                  YEAR ENDED         THROUGH          YEAR ENDED         THROUGH
                                                 DECEMBER 31,     TO DECEMBER 31,    DECEMBER 31,     TO DECEMBER 31,
                                                     2004               2003              2004             2003
                                                --------------    ---------------    --------------   ---------------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                 $      (93,326)   $       (11,811)   $       39,681   $        41,733
   Net realized gain (loss)
     on investments                                    228,637              1,136           180,369             2,168
   Change in net unrealized gain
     on investments                                  1,912,955            752,147         1,267,649           664,691
                                                --------------    ---------------    --------------   ---------------
Increase in net assets from operations               2,048,266            741,472         1,487,699           708,592
Contractholder transactions--Note G:
   Transfers of net premiums                         3,777,675            788,549         3,239,420           737,407
   Transfers from/to General Account
     and within Separate Account, net                9,924,968          7,635,115         8,291,077         6,899,843
   Transfers of cost of insurance                   (1,439,836)          (229,854)       (1,177,557)         (194,356)
   Transfers on account of death                       (12,766)                --           (10,195)               --
   Transfers on account of other
     terminations                                     (215,393)            (9,853)         (289,684)          (40,979)
                                                --------------    ---------------    --------------   ---------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                                     12,034,648          8,183,957        10,053,061         7,401,915
                                                --------------    ---------------    --------------   ---------------
Net increase in net assets                          14,082,914          8,925,429        11,540,760         8,110,507
Balance at beginning of period                       8,925,429                 --         8,110,507                --
                                                --------------    ---------------    --------------   ---------------
Balance at end of period                        $   23,008,343    $     8,925,429    $   19,651,267   $     8,110,507
                                                ==============    ===============    ==============   ===============

                                                           FIDELITY(R)                          FIDELITY(R)
                                                        VIP CONTRAFUND(R)                    VIP EQUITY-INCOME
                                                            DIVISION                             DIVISION
                                                ---------------------------------    --------------------------------
                                                      YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                ---------------------------------    --------------------------------
                                                     2004              2003               2004            2003
                                                --------------    --------------     --------------   --------------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                 $     (417,425)   $      (265,338)   $      286,498   $       278,986
   Net realized gain (loss)
     on investments                                    704,061           (898,202)          605,505        (1,294,866)
   Change in net unrealized gain
     on investments                                 10,639,583         17,949,017         3,456,966         9,299,250
                                                --------------    ---------------    --------------   ---------------
Increase in net assets from operations              10,926,219         16,785,477         4,348,969         8,283,370
Contractholder transactions--Note G:
   Transfers of net premiums                        10,417,069         11,720,338         6,295,767         8,384,437
   Transfers from/to General Account
     and within Separate Account, net               (4,413,507)        (7,643,644)         (239,980)       (3,871,217)
   Transfers of cost of insurance                   (5,877,408)        (6,186,701)       (3,074,760)       (3,100,045)
   Transfers on account of death                      (158,215)          (149,918)          (55,622)         (133,067)
   Transfers on account of other
     terminations                                   (1,130,089)        (1,144,191)         (937,048)         (301,521)
                                                --------------    ---------------    --------------   ---------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                                     (1,162,150)        (3,404,116)        1,988,357           978,587
                                                --------------    ---------------    --------------   ---------------
Net increase in net assets                           9,764,069         13,381,361         6,337,326         9,261,957
Balance at beginning of period                      77,334,074         63,952,713        38,655,590        29,393,633
                                                --------------    ---------------    --------------   ---------------
Balance at end of period                        $   87,098,143    $    77,334,074    $   44,992,916   $    38,655,590
                                                ==============    ===============    ==============   ===============

(a) Commencement of operations

See notes to financial statements.

                                                                FIDELITY(R)                           FIDELITY(R)
                                                                 VIP GROWTH                         VIP HIGH INCOME
                                                                  DIVISION                              DIVISION
                                                     ----------------------------------    ----------------------------------
                                                         YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------    ----------------------------------
                                                          2004               2003               2004               2003
                                                     ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment income (loss)                      $      (248,026)   $      (225,094)   $        51,577    $        50,855
   Net realized gain (loss) on investments                (1,478,541)        (1,778,833)           (37,626)          (124,374)
   Change in net unrealized gain (loss)
     on investments                                        2,855,932         13,163,985             43,624            241,242
                                                     ---------------    ---------------    ---------------    ---------------
Increase in net assets from operations                     1,129,365         11,160,058             57,575            167,723
Contractholder transactions--Note G:
   Transfers of net premiums                               7,920,437          9,114,169                248                501
   Transfers from/to General Account
     and within Separate Account, net                     (5,665,875)        (2,367,826)           (26,056)          (127,403)
   Transfers of cost of insurance                         (3,977,955)        (4,452,660)           (34,104)           (42,232)
   Transfers on account of death                            (109,505)           (75,747)                --                 --
   Transfers on account of other
     terminations                                           (800,961)          (606,217)            (1,924)            (2,441)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
   derived from contractholder transactions               (2,633,859)         1,611,719            (61,836)          (171,575)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                     (1,504,494)        12,771,777             (4,261)            (3,852)
Balance at beginning of period                            47,027,325         34,255,548            710,538            714,390
                                                     ---------------    ---------------    ---------------    ---------------
Balance at end of period                             $    45,522,831    $    47,027,325    $       706,277    $       710,538
                                                     ===============    ===============    ===============    ===============

                                                         FIDELITY(R) VIP INVESTMENT                   FIDELITY(R) VIP
                                                                 GRADE BOND                             MID CAP
                                                                  DIVISION                              DIVISION
                                                     ----------------------------------    ----------------------------------
                                                                          PERIOD FROM                           PERIOD FROM
                                                                        MAY 5, 2003(a)                        MAY 7, 2003(a)
                                                       YEAR ENDED           THROUGH          YEAR ENDED           THROUGH
                                                      DECEMBER 31,      TO DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
                                                          2004               2003               2004               2003
                                                     ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment income (loss)                      $        94,287    $        (8,201)   $       (43,001)   $        (2,826)
   Net realized gain (loss) on investments                    94,125             (3,484)            (6,551)            12,276
   Change in net unrealized gain (loss)
     on investments                                           (1,135)            66,492          1,148,524            137,994
                                                     ---------------    ---------------    ---------------    ---------------
Increase in net assets from operations                       187,277             54,807          1,098,972            147,444
Contractholder transactions--Note G:
   Transfers of net premiums                               1,694,431            297,358          1,037,978             79,706
   Transfers from/to General Account
     and within Separate Account, net                      2,947,135          2,787,210          6,923,531            982,889
   Transfers of cost of insurance                           (509,248)           (76,905)          (401,892)           (26,908)
   Transfers on account of death                              (8,686)               (78)            (4,566)                --
   Transfers on account of other
     terminations                                           (229,769)               624            (16,834)               568
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
   derived from contractholder transactions                3,893,863          3,008,209          7,538,217          1,036,255
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                      4,081,140          3,063,016          8,637,189          1,183,699
Balance at beginning of period                             3,063,016                 --          1,183,699                 --
                                                     ---------------    ---------------    ---------------    ---------------
Balance at end of period                             $     7,144,156    $     3,063,016    $     9,820,888    $     1,183,699
                                                     ===============    ===============    ===============    ===============

(a) Commencement of operations

See notes to financial statements.

                                                          FRANKLIN SMALL CAP VALUE                   GOLDMAN SACHS
                                                                 SECURITIES                          CAPITAL GROWTH
                                                                  DIVISION                              DIVISION
                                                     ----------------------------------    ----------------------------------
                                                                          PERIOD FROM                           PERIOD FROM
                                                                        MAY 8, 2003(a)                        DEC 19, 2003(a)
                                                       YEAR ENDED           THROUGH          YEAR ENDED           THROUGH
                                                      DECEMBER 31,      TO DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
                                                          2004               2003               2004               2003
                                                     ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                      $       (26,811)   $        (3,493)   $         1,935    $          (533)
   Net realized gain (loss)
     on investments                                          156,627             15,893             14,176                 50
   Change in net unrealized gain
     on investments                                          666,508            189,437            154,395             37,803
                                                     ---------------    ---------------    ---------------    ---------------
Increase in net assets from operations                       796,324            201,837            170,506             37,320
Contractholder transactions--Note G:
   Transfers of net premiums                                 654,258            135,364            457,227          1,684,051
   Transfers from/to General Account
     and within Separate Account, net                      4,437,229          1,578,926            242,176             (4,963)
   Transfers of cost of insurance                           (236,953)           (28,493)          (186,991)            (5,690)
   Transfers on account of death                              (6,050)                --             (3,700)                --
   Transfers on account of other
     terminations                                            (37,248)             1,233            (18,557)              (487)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                                            4,811,236          1,687,030            490,155          1,672,911
                                                     ---------------    ---------------    ---------------    ---------------
Net increase in net assets                                 5,607,560          1,888,867            660,661          1,710,231
Balance at beginning of period                             1,888,867                 --          1,710,231                 --
                                                     ---------------    ---------------    ---------------    ---------------
Balance at end of period                             $     7,496,427    $     1,888,867    $     2,370,892    $     1,710,231
                                                     ===============    ===============    ===============    ===============

                                                                   MFS(R)                                MFS(R)
                                                               RESEARCH SERIES                      UTILITIES SERIES
                                                                  DIVISION                              DIVISION
                                                     ----------------------------------    ----------------------------------
                                                          YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------    ----------------------------------
                                                          2004               2003               2004               2003
                                                     ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                      $        40,912    $       (24,119)   $       117,738    $       230,744
   Net realized gain (loss)
     on investments                                         (756,324)        (1,360,662)           (92,451)        (2,225,450)
   Change in net unrealized gain
     on investments                                        3,032,087          4,622,100          5,695,908          6,800,280
                                                     ---------------    ---------------    ---------------    ---------------
Increase in net assets from operations                     2,316,675          3,237,319          5,721,195          4,805,574
Contractholder transactions--Note G:
   Transfers of net premiums                               2,678,177          3,094,235          3,250,126          3,438,134
   Transfers from/to General Account
     and within Separate Account, net                     (2,499,149)        (1,400,250)           362,667         (1,449,007)
   Transfers of cost of insurance                         (1,420,610)        (1,543,294)        (1,805,865)        (1,864,681)
   Transfers on account of death                             (45,222)           (16,920)           (54,425)           (18,098)
   Transfers on account of other
     terminations                                           (294,516)          (186,430)          (301,068)          (262,091)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                                           (1,581,320)           (52,659)         1,451,435           (155,743)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase in net assets                                   735,355          3,184,660          7,172,630          4,649,831
Balance at beginning of period                            16,793,124         13,608,464         18,681,443         14,031,612
                                                     ---------------    ---------------    ---------------    ---------------
Balance at end of period                             $    17,528,479    $    16,793,124    $    25,854,073    $    18,681,443
                                                     ===============    ===============    ===============    ===============

(a) Commencement of operations

See notes to financial statements.


                                                                                               PROFUND            PROFUND
                                                                                             VP ASIA 30        VP EUROPE 30
                                                                   PIMCO                      DIVISION           DIVISION
                                                                TOTAL RETURN               ---------------    ---------------
                                                                  DIVISION                   PERIOD FROM        PERIOD FROM
                                                     ----------------------------------    MAY 4, 2004(a)     MAY 17, 2004(a)
                                                          YEAR ENDED DECEMBER 31,             THROUGH            THROUGH
                                                     ----------------------------------     DECEMBER 31,       DECEMBER 31,
                                                          2004               2003               2004               2004
                                                     ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                      $       800,932    $     1,422,543    $           333    $          (254)
   Net realized gain on investments                        1,286,695          1,486,637              9,695              5,014
   Change in net unrealized gain (loss)
     on investments                                          863,242            (51,432)            27,482             17,682
                                                     ---------------    ---------------    ---------------    ---------------
Increase (decrease) in net assets from
   operations                                              2,950,869          2,857,748             37,510             22,442
Contractholder transactions--Note G:
   Transfers of net premiums                              12,589,399          5,087,176             30,351             15,581
   Transfers from/to General Account
     and within Separate Account, net                     (3,255,655)         1,486,563            532,395            288,963
   Transfers of cost of insurance                         (5,648,099)        (6,647,062)            (7,074)            (8,857)
   Transfers on account of death                            (147,332)          (220,393)                --                 --
   Transfers on account of other terminations             (1,031,342)          (903,431)            (4,850)              (110)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets derived
   from contractholder transactions                        2,506,971         (1,197,147)           550,822            295,577
                                                     ---------------    ---------------    ---------------    ---------------
Net increase in net assets                                 5,457,840          1,660,601            588,332            318,019
Balance at beginning of period                            71,744,808         70,084,207                 --                 --
                                                     ---------------    ---------------    ---------------    ---------------
Balance at end of period                             $    77,202,648    $    71,744,808    $       588,332    $       318,019
                                                     ===============    ===============    ===============    ===============

                                                                  PROFUND                               PROFUND
                                                                VP FINANCIAL                         VP HEALTHCARE
                                                                  DIVISION                              DIVISION
                                                     ----------------------------------    ----------------------------------
                                                          YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------    ----------------------------------
                                                          2004               2003               2004               2003
                                                     ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                      $       (23,783)   $       (11,688)   $       (30,800)   $       (13,007)
   Net realized gain on investments                          288,649            121,029             64,505            107,487
   Change in net unrealized gain (loss)
     on investments                                          (24,681)           401,942            (98,765)           163,422
                                                     ---------------    ---------------    ---------------    ---------------
Increase (decrease) in net assets from
   operations                                                240,185            511,283            (65,060)           257,902
Contractholder transactions--Note G:
   Transfers of net premiums                                 397,347            695,725            486,699            286,429
   Transfers from/to General Account
     and within Separate Account, net                       (101,461)         1,011,609            881,445            389,135
   Transfers of cost of insurance                           (210,695)          (114,556)          (275,449)          (143,568)
   Transfers on account of death                             (10,450)                --                 --                 --
   Transfers on account of other terminations                 (5,833)              (592)          (157,682)              (911)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets derived
   from contractholder transactions                           68,908          1,592,186            935,013            531,085
                                                     ---------------    ---------------    ---------------    ---------------
Net increase in net assets                                   309,093          2,103,469            869,953            788,987
Balance at beginning of period                             2,798,636            695,167          1,680,596            891,609
                                                     ---------------    ---------------    ---------------    ---------------
Balance at end of period                             $     3,107,729    $     2,798,636    $     2,550,549    $     1,680,596
                                                     ===============    ===============    ===============    ===============

(a) Commencement of operations

See notes to financial statements.

                                                       PROFUND VP         PROFUND VP         PROFUND VP         PROFUND VP
                                                        LARGE-CAP          LARGE-CAP        RISING RATES         SMALL-CAP
                                                         GROWTH              VALUE           OPPORTUNITY          GROWTH
                                                        DIVISION           DIVISION           DIVISION           DIVISION
                                                     ---------------    ---------------    ---------------    ---------------
                                                       PERIOD FROM        PERIOD FROM        PERIOD FROM        PERIOD FROM
                                                     JUNE 1, 2004(a)    MAY 21, 2004(a)    MAY 3, 2004(a)     JUNE 1, 2004(a)
                                                         THROUGH            THROUGH            THROUGH            THROUGH
                                                      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                          2004               2004               2004               2004
                                                     ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                      $        (1,709)   $        (7,598)   $        (9,067)   $        (3,487)
   Net realized gain (loss) on investments                        35            159,156           (163,650)            71,672
   Change in net unrealized gain (loss)
     on investments                                           14,392             19,718           (162,495)            54,761
                                                     ---------------    ---------------    ---------------    ---------------
Increase (decrease) in net assets from
   operations                                                 12,718            171,276           (335,212)           122,946
Contractholder transactions--Note G:
   Transfers of net premiums                                   8,815             35,516            113,750             24,066
   Transfers from/to General Account and
     within Separate Account, net                            535,316            202,409          2,095,804          2,048,914
   Transfers of cost of insurance                            (18,317)           (39,571)           (72,223)           (20,622)
   Transfers on account of death                                  --                 --                 --                 --
   Transfers on account of other
     terminations                                           (142,161)            (7,574)          (117,791)               473
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
   derived from contractholder transactions                  383,653            190,780          2,019,540          2,052,831
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                        396,371            362,056          1,684,328          2,175,777
Balance at beginning of period                                    --                 --                 --                 --
                                                     ---------------    ---------------    ---------------    ---------------
Balance at end of period                             $       396,371    $       362,056    $     1,684,328    $     2,175,777
                                                     ===============    ===============    ===============    ===============

                                                       PROFUND VP                                               PROFUND VP
                                                        SMALL-CAP                    PROFUND                  U.S. GOVERNMENT
                                                          VALUE                   VP TECHNOLOGY                    PLUS
                                                        DIVISION                     DIVISION                    DIVISION
                                                     ---------------    ----------------------------------    ---------------
                                                       PERIOD FROM                                              PERIOD FROM
                                                     MAY 7, 2004(a)                 YEAR ENDED                MAY 24, 2004(a)
                                                         THROUGH                   DECEMBER 31,                   THROUGH
                                                      DECEMBER 31,      ----------------------------------     DECEMBER 31,
                                                          2004               2004               2003               2004
                                                     ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                      $       (10,992)   $       (42,586)   $       (42,126)   $         1,104
   Net realized gain (loss) on investments                   124,406            785,548            (23,674)            30,496
   Change in net unrealized gain (loss)
     on investments                                          153,034           (960,870)         1,655,979             10,496
                                                     ---------------    ---------------    ---------------    ---------------
Increase (decrease) in net assets from
   operations                                                266,448           (217,908)         1,590,179             42,096
Contractholder transactions--Note G:
   Transfers of net premiums                                  45,996          1,071,700            435,328             12,639
   Transfers from/to General Account and
     within Separate Account, net                          3,384,137         (4,932,404)         5,120,563            162,413
   Transfers of cost of insurance                            (58,408)          (406,697)          (347,604)            (9,683)
   Transfers on account of death                              (1,775)           (41,102)           (14,660)                --
   Transfers on account of other
     terminations                                           (145,445)           (49,192)            (4,618)              (372)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
   derived from contractholder transactions                3,224,505         (4,357,695)         5,189,009            164,997
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                      3,490,953         (4,575,603)         6,779,188            207,093
Balance at beginning of period                                    --          8,780,213          2,001,025                 --
                                                     ---------------    ---------------    ---------------    ---------------
Balance at end of period                             $     3,490,953    $     4,204,610    $     8,780,213    $       207,093
                                                     ===============    ===============    ===============    ===============

(a) Commencement of operations

See notes to financial statements.

                                                                  SCUDDER                            T. ROWE PRICE
                                                            VIT SMALL CAP INDEX                     MID-CAP GROWTH
                                                                  DIVISION                              DIVISION
                                                     ----------------------------------    ----------------------------------
                                                          YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------    ----------------------------------
                                                          2004               2003               2004               2003
                                                     ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                      $       (52,437)   $       (17,377)   $       (83,666)   $       (51,251)
   Net realized gain (loss) on investments                   459,451            396,480            942,418            232,117
   Change in net unrealized gain on investments              961,644          1,370,877            700,347          1,925,129
                                                     ---------------    ---------------    ---------------    ---------------
Increase in net assets from operations                     1,368,658          1,749,980          1,559,099          2,105,995
Contractholder transactions--Note G:
   Transfers of net premiums                               1,659,915          1,645,849          1,881,134          1,719,985
   Transfers from/to General Account and
     within Separate Account, net                          1,933,875          2,570,792         (3,785,818)         6,380,901
   Transfers of cost of insurance                           (653,585)          (366,762)          (719,290)          (461,899)
   Transfers on account of death                            (287,728)            (8,451)           (35,540)               (84)
   Transfers on account of other terminations                (64,069)           (72,203)          (297,497)           (19,539)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets derived
   from contractholder transactions                        2,588,408          3,769,225         (2,957,011)         7,619,364
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                      3,957,066          5,519,205         (1,397,912)         9,725,359
Balance at beginning of period                             7,261,255          1,742,050         11,932,903          2,207,544
                                                     ---------------    ---------------    ---------------    ---------------
Balance at end of period                             $    11,218,321    $     7,261,255    $    10,534,991    $    11,932,903
                                                     ===============    ===============    ===============    ===============

                                                                 TEMPLETON                            VANGUARD(R)
                                                             FOREIGN SECURITIES                    VIF MID-CAP INDEX
                                                                  DIVISION                              DIVISION
                                                     ----------------------------------    ----------------------------------
                                                          YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------    ----------------------------------
                                                          2004               2003               2004               2003
                                                     ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                      $       221,815    $       568,067    $         7,656    $        (6,435)
   Net realized gain (loss) on investments                (1,380,920)        (3,985,126)           443,905            148,310
   Change in net unrealized gain on investments           13,954,373         19,968,766          1,772,183          1,574,762
                                                     ---------------    ---------------    ---------------    ---------------
Increase in net assets from operations                    12,795,268         16,551,707          2,223,744          1,716,637
Contractholder transactions--Note G:
   Transfers of net premiums                               9,139,151          9,231,843          1,935,578          1,875,013
   Transfers from/to General Account and
     within Separate Account, net                           (547,062)        (3,395,369)         6,194,991          2,166,043
   Transfers of cost of insurance                         (4,608,989)        (4,304,774)          (914,618)          (506,748)
   Transfers on account of death                            (232,279)          (188,987)           (16,291)            (8,276)
   Transfers on account of other terminations             (1,015,335)          (583,436)          (466,589)           (67,118)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets derived
   from contractholder transactions                        2,735,486            759,277          6,733,071          3,458,914
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                     15,530,754         17,310,984          8,956,815          5,175,551
Balance at beginning of period                            70,270,676         52,959,692          8,804,526          3,628,975
                                                     ---------------    ---------------    ---------------    ---------------
Balance at end of period                             $    85,801,430    $    70,270,676    $    17,761,341    $     8,804,526
                                                     ===============    ===============    ===============    ===============

See notes to financial statements.

                                                                       VANGUARD(R)                       VANGUARD(R)
                                                                     VIF REIT INDEX                VIF SMALL COMPANY GROWTH
                                                                        DIVISION                          DIVISION
                                                             -------------------------------   --------------------------------
                                                                 YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                             -------------------------------   --------------------------------
                                                                  2004             2003             2004              2003
                                                             --------------   --------------   --------------    --------------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)                              $      276,548   $      252,197   $      (82,957)   $      (49,385)
   Net realized gain on investments                               1,070,159          466,573          541,917           436,410
   Change in net unrealized gain on investments                   3,244,916        2,293,082        1,135,394         1,777,006
                                                             --------------   --------------   --------------    --------------
Increase in net assets from operations                            4,591,623        3,011,852        1,594,354         2,164,031
Contractholder transactions--Note G:
   Transfers of net premiums                                      2,784,523        2,142,822        2,009,534         2,153,364
   Transfers from/to General Account and within Separate
      Account, net                                                3,708,277        2,049,595        1,126,659         3,870,196
   Transfers of cost of insurance                                (1,311,085)        (911,642)        (775,937)         (459,516)
   Transfers on account of death                                    (53,875)         (18,137)         (18,326)             (177)
   Transfers on account of other terminations                      (200,834)        (150,144)         (98,193)          (14,894)
                                                             --------------   --------------   --------------    --------------
Net increase in net assets derived from contractholder
   transactions                                                   4,927,006        3,112,494        2,243,737         5,548,973
                                                             --------------   --------------   --------------    --------------
Net increase in net assets                                        9,518,629        6,124,346        3,838,091         7,713,004
Balance at beginning of period                                   13,139,407        7,015,061       10,306,597         2,593,593
                                                             --------------   --------------   --------------    --------------
Balance at end of period                                     $   22,658,036   $   13,139,407   $   14,144,688    $   10,306,597
                                                             ==============   ==============   ==============    ==============

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                             JPF SEPARATE ACCOUNT A
                                DECEMBER 31, 2004

NOTE A--ORGANIZATION OF ACCOUNT

Jefferson Pilot Financial Separate Account A (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company ("JP Financial"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As of December 31, 2004, the Separate Account is comprised of forty-six investment divisions, fourteen of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc., two of which invest in certain American Century VP Funds, two of which invest in certain American Funds, six of which invest in certain Fidelity(R) Portfolios, one of which invests in Franklin Small Cap Value Securities Fund, one of which invests in the Goldman Sachs Capital Growth Fund, two of which invest in certain MFS(R) Funds, one of which invests in the PIMCO Total Return Portfolio, eleven of which invest in certain ProFund VP Funds, one of which invests in the Scudder VIT Small Cap Index Fund, one of which invests in the T. Rowe Price Mid-Cap Growth Fund, one of which invests in the Templeton Foreign Securities Fund, and three of which invest in certain Vanguard(R) VIF Funds, all diversified Series Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments are made in the above forty-six portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

EXPENSES: Currently, the Separate Account contains the net assets of six variable insurance policies, Ensemble, Ensemble II, Ensemble III, Ensemble EXEC, Ensemble Accumulator and Ensemble Protector. A mortality and expense risk charge payable to JP Financial is accrued daily which will not exceed .6%, .9%, .6%, ..6%, .6%, .6% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble, Ensemble II, Ensemble III, Ensemble EXEC, Ensemble Accumulator and Ensemble Protector, respectively.

Additionally, during the year ended December 31, 2004, JPVF Portfolios paid management fees to Jefferson Pilot Investment Advisory Corporation, "JPIA", a registered investment advisor and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

JPVF                                             FIRST $100     NEXT $100    NEXT $1.1     OVER $1.3
PORTFOLIO                                         MILLION        MILLION      BILLION       BILLION
                                                 ----------     ---------    ---------     ---------
Capital Growth(1)                                  0.75%          0.70%        0.70%         0.70%
Growth(2)                                          0.65%          0.65%        0.65%         0.65%
Strategic Growth                                   0.80%          0.80%        0.75%         0.70%
S&P 500 Index                                      0.24%          0.24%        0.24%         0.24%
Value                                              0.75%          0.75%        0.70%         0.65%
Mid-Cap Growth                                     0.90%          0.90%        0.90%         0.90%
Mid-Cap Value                                      1.05%          1.05%        1.05%         1.05%
Small Company                                      0.75%          0.75%        0.70%         0.65%
Small-Cap Value                                    1.30%          1.30%        1.30%         1.30%

JPVF                                             FIRST $100     NEXT $100    NEXT $1.1     OVER $1.3
PORTFOLIO                                         MILLION        MILLION      BILLION       BILLION
                                                 ----------     ---------    ---------     ---------
International Equity                               1.00%          1.00%        1.00%         1.00%
World Growth Stock                                 0.75%          0.75%        0.70%         0.65%
High Yield Bond                                    0.75%          0.75%        0.75%         0.75%
Balanced(3)                                        0.65%          0.55%        0.50%         0.50%
Money Market                                       0.50%          0.50%        0.45%         0.40%

----------
(1) Effective May 1, 2004, the management fee for the Capital Growth Portfolio was reduced. Prior to May 1, 2004 the management fee was .85% of the first $100 million average daily net assets, .80% of the next $400 million and .75% over $500 million.

(2) Effective May 1, 2004, the management fee for the Growth Portfolio was reduced. Prior to May 1, 2004 the management fee was .75% of the average daily net asset value of the Portfolio.

(3) Effective May 1, 2004, the management fee for the Balanced Portfolio was reduced. Prior to May 1, 2004 the management fee was .75% of the first $200 million average daily net assets, .70% of the next $1.1 billion and .65% over $1.3 billion.

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE C--PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

                                                               PURCHASES          SALES
                                                             --------------   --------------
JPVF Capital Growth Division                                 $    1,491,881   $   15,136,388
JPVF Growth Division                                              1,780,408        4,806,879
JPVF Strategic Growth Division                                    2,303,360        7,161,446
JPVF S&P 500 Index Division                                      20,550,648       17,194,269
JPVF Value Division                                               2,619,908        8,240,244
JPVF Mid-Cap Growth Division                                      6,405,443        9,507,926
JPVF Mid-Cap Value Division                                       7,357,999        8,775,287
JPVF Small Company Division                                       1,919,122       10,024,386
JPVF Small-Cap Value Division                                     7,295,949        6,701,965
JPVF International Equity Division                                6,263,838        4,579,135
JPVF World Growth Stock Division                                  3,163,797        9,523,113
JPVF High Yield Bond Division                                     7,686,860        6,261,728
JPVF Balanced Division                                            8,866,206       11,898,761
JPVF Money Market Division                                       26,949,677       27,073,450
American Century VP International Division                        5,575,186        3,219,271
American Century VP Value Division                                8,350,179        4,765,039
American Funds Growth Division                                   15,999,830        4,074,160
American Funds Growth-Income Division                            13,565,195        3,447,547
Fidelity(R) VIP Contrafund(R) Division                            6,003,296        7,541,532
Fidelity(R) VIP Equity-Income Division                            9,565,354        7,025,571
Fidelity(R) VIP Growth Division                                   3,994,844        6,885,326
Fidelity(R) VIP High Income Division                                 57,982           68,223
Fidelity(R) VIP Investment Grade Bond Division                    6,733,149        2,619,143
Fidelity(R) VIP Mid Cap Division                                 11,424,092        3,927,031

                                                               PURCHASES          SALES
                                                             --------------   --------------
Franklin Small Cap Value Securities Division                 $    9,145,764   $    4,339,223
Goldman Sachs Capital Growth Division                             1,005,879          512,214
MFS(R) Research Series Division                                     996,028        2,528,703
MFS(R) Utilities Series Division                                  7,362,474        5,841,633
PIMCO Total Return Division                                      13,631,811        9,310,347
ProFund VP Asia 30 Division                                         574,910           14,743
ProFund VP Europe 30 Division                                       357,360           60,410
ProFund VP Financial Division                                     4,264,974        4,225,603
ProFund VP Healthcare Division                                    6,367,603        5,463,784
ProFund VP Large-Cap Growth Division                                582,650          200,676
ProFund VP Large-Cap Value Division                               4,397,839        4,214,631
ProFund VP Rising Rates Opportunity Division                      6,432,370        4,423,248
ProFund VP Small-Cap Growth Division                              2,778,901          645,962
ProFund VP Small-Cap Value Division                               8,482,134        5,235,492
ProFund VP Technology Division                                    1,764,919        6,381,007
ProFund VP U.S. Government Plus Division                            611,916          446,180
Scudder VIT Small Cap Index Division                              5,602,823        3,035,167
T. Rowe Price Mid-Cap Growth Division                             2,622,767        5,629,577
Templeton Foreign Securities Division                            11,617,933        8,635,260
Vanguard(R) VIF Mid-Cap Index Division                           11,634,704        4,309,924
Vanguard(R) VIF REIT Index Division                              11,488,970        5,991,928
Vanguard(R) VIF Small Company Growth Division                     6,277,371        4,094,892
                                                             --------------   --------------
Total                                                        $  303,926,303   $  275,998,424
                                                             ==============   ==============

NOTE D--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

NOTE E--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE F--INVESTMENTS

Following is a summary of Fund shares owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2004.

                                                                                NET ASSET
                                                                                  VALUE
                                                                 SHARES         PER SHARE
                                                             --------------   --------------
JPVF Capital Growth Division                                      7,501,539   $     21.51278
JPVF Growth Division                                              2,180,243         13.95215
JPVF Strategic Growth Division                                    5,493,346         14.09710
JPVF S&P 500 Index Division                                      22,415,868          8.47021
JPVF Value Division                                               3,250,272         21.41650
JPVF Mid-Cap Growth Division                                      1,209,871          9.82013
JPVF Mid-Cap Value Division                                       1,755,408         14.13293
JPVF Small Company Division                                       4,289,370         14.57261
JPVF Small-Cap Value Division                                     1,774,087         15.34429
JPVF International Equity Division                                3,215,088         10.26296
JPVF World Growth Stock Division                                  4,578,417         25.88648
JPVF High Yield Division                                          2,000,027          8.33926
JPVF Balanced Division                                            4,066,914         13.53199
JPVF Money Market Division                                        3,720,629         10.74767
American Century VP International Division                        1,545,239          7.35000
American Century VP Value Division                                  966,330          8.74000
American Funds Growth Division                                      450,261         51.10000
American Funds Growth-Income Division                               536,334         36.64000
Fidelity(R) VIP Contrafund(R) Division                            3,271,906         26.62000
Fidelity(R) VIP Equity-Income Division                            1,773,469         25.37000
Fidelity(R) VIP Growth Division                                   1,422,144         32.01000
Fidelity(R) VIP High Income Division                                100,897          7.00000
Fidelity(R) VIP Investment Grade Bond Division                      546,189         13.08000
Fidelity(R) VIP Mid Cap Division                                    328,678         29.88000
Franklin Small Cap Value Securities Division                        479,005         15.65000
Goldman Sachs Capital Growth Division                               228,190         10.39000
MFS(R) Research Series Division                                   1,145,652         15.30000
MFS(R) Utilities Series Division                                  1,264,258         20.45000
PIMCO Total Return Division                                       7,345,637         10.51000
ProFund VP Asia 30 Division                                          15,773         37.30000
ProFund VP Europe 30 Division                                        11,245         28.28000
ProFund VP Financial Division                                        91,945         33.80000
ProFund VP Healthcare Division                                       96,539         26.42000
ProFund VP Large-Cap Growth Division                                 12,543         31.60000
ProFund VP Large-Cap Value Division                                  10,795         33.54000
ProFund VP Rising Rates Opportunity Division                         81,055         20.78000
ProFund VP Small-Cap Growth Division                                 60,304         36.08000
ProFund VP Small-Cap Value Division                                 104,083         33.54000
ProFund VP Technology Division                                      274,811         15.30000
ProFund VP U.S. Government Plus Division                              6,737         30.74000
Scudder VIT Small Cap Index Division                                782,310         14.34000
T. Rowe Price Mid-Cap Growth Division                               450,021         23.41000
Templeton Foreign Securities Division                             4,934,841         14.53000
Templeton Foreign Securities Division                               982,452         14.35000
Vanguard(R) VIF Mid-Cap Index Division                            1,091,662         16.27000

                                                                                NET ASSET
                                                                                  VALUE
                                                                 SHARES         PER SHARE
                                                             --------------   --------------
Vanguard(R) VIF REIT Index Division                               1,127,827   $     20.09000
Vanguard(R) VIF Small Company Growth Division                       726,113         19.48000

For federal income tax purposes, the cost of shares owned at December 31, 2004 is the same as for financial reporting purposes.

NOTE G--CONTRACTHOLDER TRANSACTIONS

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF Capital Growth Division
   Issuance of units                                              1,461,259    $   28,341,987         2,179,046    $   37,151,984
   Redemptions of units                                           1,730,634        40,656,436         2,724,030        51,047,977
                                                             --------------    --------------    --------------    --------------
      Net Decrease                                                 (269,375)   $  (12,314,449)         (544,984)   $  (13,895,993)
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF Growth Division
   Issuance of units                                                927,276    $    8,525,705         1,650,475    $   14,907,679
   Redemptions of units                                           1,081,814        11,338,924         1,531,463        14,033,247
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                      (154,538)   $   (2,813,219)          119,012    $      874,432
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF Strategic Growth Division
   Issuance of units                                              1,373,455    $   16,500,591         1,831,332    $   20,148,413
   Redemptions of units                                           1,504,158        20,727,291         2,089,930        24,937,448
                                                             --------------    --------------    --------------    --------------
      Net Decrease                                                 (130,703)   $   (4,226,700)         (258,598)   $   (4,789,035)
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF S&P 500 Index Division
   Issuance of units                                              4,836,601    $   54,517,328         6,181,740    $   58,662,844
   Redemptions of units                                           4,189,481        52,357,714         4,926,140        53,838,382
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  647,120    $    2,159,614         1,255,600    $    4,824,462
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF Value Division
   Issuance of units                                                629,122    $   12,734,478           936,773    $   17,161,446
   Redemptions of units                                             781,625        18,396,297           933,198        20,060,635
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                      (152,503)   $   (5,661,819)            3,575    $   (2,899,189)
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF Mid-Cap Growth Division
   Issuance of units                                              1,156,356    $   10,016,970         2,708,477    $   18,945,161
   Redemptions of units                                           1,512,361        13,012,983         2,029,608        13,602,949
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                      (356,005)   $   (2,996,013)          678,869    $    5,342,212
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF Mid-Cap Value Division
   Issuance of units                                              1,114,084    $   13,611,145         1,399,646    $   13,967,652
   Redemptions of units                                           1,227,220        14,987,892         1,074,489        10,219,654
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                      (113,136)   $   (1,376,747)          325,157    $    3,747,998
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF Small Company Division
   Issuance of units                                                571,422    $   13,487,634         1,032,271    $   20,996,119
   Redemptions of units                                             783,647        21,043,928           976,871        20,437,394
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                      (212,225)   $   (7,556,294)           55,400    $      558,725
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF Small-Cap Value Division
   Issuance of units                                              1,053,099    $   14,072,680         1,201,197    $   12,797,013
   Redemptions of units                                           1,025,841        13,815,203           911,352         9,689,557
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                   27,258    $      257,477           289,845    $    3,107,456
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF International Equity Division
   Issuance of units                                              1,563,680    $   13,384,409         4,862,417    $   25,704,149
   Redemptions of units                                           1,328,322        11,556,925         4,774,575        25,668,827
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  235,358    $    1,827,484            87,842    $       35,322
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF World Growth Stock Division
   Issuance of units                                                540,781    $   17,244,726           617,468    $   16,825,936
   Redemptions of units                                             564,725        23,820,728           775,134        25,163,122
                                                             --------------    --------------    --------------    --------------
      Net Decrease                                                  (23,944)   $   (6,576,002)         (157,666)   $   (8,337,186)
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF High Yield Bond Division
   Issuance of units                                                898,837    $   10,579,727         2,042,484    $   21,604,527
   Redemptions of units                                             851,760        10,083,390         1,907,958        20,407,769
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                   47,077    $      496,337           134,526    $    1,196,758
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF Balanced Division
   Issuance of units                                              1,000,604    $   18,369,900         1,070,176    $   17,267,028
   Redemptions of units                                           1,170,848        21,605,124           966,278        16,447,693
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                      (170,244)   $   (3,235,224)          103,898    $      819,335
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
JPVF Money Market Division
   Issuance of units                                              3,663,560    $   52,304,910         7,256,754    $   99,703,599
   Redemptions of units                                           3,572,084        52,467,681         7,676,475       106,536,291
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                        91,476    $     (162,771)         (419,721)   $   (6,832,692)
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
American Century VP International Division
   Issuance of units                                                975,888    $    8,184,370         2,256,014    $   15,411,721
   Redemptions of units                                             708,006         5,815,615         1,781,506        12,209,775
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  267,882    $    2,368,755           474,508    $    3,201,946
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
American Century VP Value Division
   Issuance of units                                                965,247    $   10,976,510           400,562    $    3,706,579
   Redemptions of units                                             651,005         7,439,815           242,020         2,253,537
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  314,242    $    3,536,695           158,542    $    1,453,042
                                                             ==============    ==============    ==============    ==============

                                                                                                           PERIOD FROM
                                                                                                          MAY 1, 2003(a)
                                                                        YEAR ENDED                           THROUGH
                                                                       DECEMBER 31,                        DECEMBER 31,
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
American Funds Growth Division
   Issuance of units                                              1,677,872    $   21,314,641           792,048    $    9,057,985
   Redemptions of units                                             727,349         9,279,993            75,573           874,028
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  950,523    $   12,034,648           716,475    $    8,183,957
                                                             ==============    ==============    ==============    ==============

                                                                                                           PERIOD FROM
                                                                                                          MAY 5, 2003(a)
                                                                        YEAR ENDED                           THROUGH
                                                                       DECEMBER 31,                        DECEMBER 31,
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
American Funds Growth-Income Division
   Issuance of units                                              1,472,191    $   18,552,820           704,346    $    8,007,971
   Redemptions of units                                             671,573         8,499,759            52,570           606,056
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  800,618    $   10,053,061           651,776    $    7,401,915
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Fidelity(R) VIP Contrafund(R) Division
   Issuance of units                                              1,292,132    $   21,296,399         1,542,880    $   21,457,689
   Redemptions of units                                           1,242,996        22,458,549         1,677,757        24,861,805
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                        49,136    $   (1,162,150)         (134,877)   $   (3,404,116)
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Fidelity(R) VIP Equity-Income Division
   Issuance of units                                              1,464,949    $   18,063,090         1,487,860    $   15,207,987
   Redemptions of units                                           1,279,560        16,074,733         1,402,739        14,229,400
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  185,389    $    1,988,357            85,121    $      978,587
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Fidelity(R) VIP Growth Division
   Issuance of units                                              1,413,130    $   14,035,803         1,989,855    $   16,974,112
   Redemptions of units                                           1,606,067        16,669,662         1,765,593        15,362,393
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                      (192,937)   $   (2,633,859)          224,262    $    1,611,719
                                                             ==============    ==============    ==============    ==============

----------
(a) Commencement of operations

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Fidelity(R) VIP High Income Division
   Issuance of units                                                    493    $        5,630               129    $        1,299
   Redemptions of units                                               5,929            67,466            17,322           172,874
                                                             --------------    --------------    --------------    --------------
      Net Decrease                                                   (5,436)   $      (61,836)          (17,193)   $     (171,575)
                                                             ==============    ==============    ==============    ==============

                                                                                                           PERIOD FROM
                                                                                                          MAY 5, 2003(a)
                                                                        YEAR ENDED                           THROUGH
                                                                       DECEMBER 31,                        DECEMBER 31,
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Fidelity(R) VIP Investment Grade Bond Division
   Issuance of units                                                817,048    $    8,386,515           491,978    $    4,886,174
   Redemptions of units                                             436,953         4,492,652           188,589         1,877,965
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  380,095    $    3,893,863           303,389    $    3,008,209
                                                             ==============    ==============    ==============    ==============

                                                                                                           PERIOD FROM
                                                                                                          MAY 7, 2003(a)
                                                                        YEAR ENDED                           THROUGH
                                                                       DECEMBER 31,                        DECEMBER 31,
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Fidelity(R) VIP Mid Cap Division
   Issuance of units                                                971,534    $   14,164,480           111,621    $    1,332,465
   Redemptions of units                                             470,414         6,626,263            24,716           296,210
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  501,120    $    7,538,217            86,905    $    1,036,255
                                                             ==============    ==============    ==============    ==============

                                                                                                           PERIOD FROM
                                                                                                          MAY 8, 2003(a)
                                                                        YEAR ENDED                           THROUGH
                                                                       DECEMBER 31,                        DECEMBER 31,
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Franklin Small Cap Value Securities Division
   Issuance of units                                                787,169    $   10,953,865           195,411    $    2,261,781
   Redemptions of units                                             459,747         6,142,629            50,007           574,751
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  327,422    $    4,811,236           145,404    $    1,687,030
                                                             ==============    ==============    ==============    ==============

                                                                                                           PERIOD FROM
                                                                                                       DECEMBER 19, 2003(a)
                                                                        YEAR ENDED                           THROUGH
                                                                       DECEMBER 31,                        DECEMBER 31,
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Goldman Sachs Capital Growth Division
   Issuance of units                                                185,570    $    1,480,798           223,439    $    1,690,650
   Redemptions of units                                             126,382           990,643             2,308            17,739
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                   59,188    $      490,155           221,131    $    1,672,911
                                                             ==============    ==============    ==============    ==============

----------
(a) Commencement of operations

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
MFS(R) Research Series Division
   Issuance of units                                                460,344    $    4,072,596           759,991    $    5,951,464
   Redemptions of units                                             611,882         5,653,916           746,385         6,004,123
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                      (151,538)   $   (1,581,320)           13,606    $      (52,659)
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
MFS(R) Utilities Series Division
   Issuance of units                                                972,775    $   11,970,551         1,169,386    $   11,212,075
   Redemptions of units                                             853,930        10,519,116         1,178,912        11,367,818
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                       118,845    $    1,451,435            (9,526)   $     (155,743)
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
PIMCO Total Return Division
   Issuance of units                                              2,680,935    $   32,232,483         4,702,777    $   54,962,099
   Redemptions of units                                           2,469,397        29,725,512         4,810,323        56,159,246
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                       211,538    $    2,506,971          (107,546)   $   (1,197,147)
                                                             ==============    ==============    ==============    ==============

                                                                       PERIOD FROM
                                                                      MAY 4, 2004(a)
                                                                         THROUGH
                                                                       DECEMBER 31,
                                                                           2004
                                                             --------------------------------
                                                                 UNITS             AMOUNT
                                                             --------------    --------------
ProFund VP Asia 30 Division
   Issuance of units                                                 56,898    $      590,140
   Redemptions of units                                               3,779            39,318
                                                             --------------    --------------
      Net Increase                                                   53,119    $      550,822
                                                             ==============    ==============

                                                                        PERIOD FROM
                                                                     MAY 17, 2004(a)
                                                                         THROUGH
                                                                       DECEMBER 31,
                                                                           2004
                                                             --------------------------------
                                                                 UNITS             AMOUNT
                                                             --------------    --------------
ProFund VP Europe 30 Division
   Issuance of units                                                 35,563    $      369,007
   Redemptions of units                                               6,786            73,430
                                                             --------------    --------------
      Net Increase                                                   28,777    $      295,577
                                                             ==============    ==============

----------
(a) Commencement of operations

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
ProFund VP Financial Division
   Issuance of units                                                449,159    $    4,951,687           535,459    $    4,823,117
   Redemptions of units                                             445,531         4,882,779           356,366         3,230,931
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                    3,628    $       68,908           179,093    $    1,592,186
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
ProFund VP Healthcare Division
   Issuance of units                                                774,662    $    7,917,240           512,824    $    4,634,406
   Redemptions of units                                             691,572         6,982,227           448,689         4,103,321
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                   83,090    $      935,013            64,135    $      531,085
                                                             ==============    ==============    ==============    ==============

                                                                        PERIOD FROM
                                                                     JUNE 1, 2004(a)
                                                                          THROUGH
                                                                       DECEMBER 31,
                                                                           2004
                                                             --------------------------------
                                                                 UNITS             AMOUNT
                                                             --------------    --------------
ProFund VP Large-Cap Growth Division
   Issuance of units                                                 59,260    $      597,055
   Redemptions of units                                              21,233           213,402
                                                             --------------    --------------
      Net Increase                                                   38,027    $      383,653
                                                             ==============    ==============

                                                                       PERIOD FROM
                                                                     MAY 21, 2004(a)
                                                                         THROUGH
                                                                       DECEMBER 31,
                                                                           2004
                                                             --------------------------------
                                                                 UNITS             AMOUNT
                                                             --------------    --------------
ProFund VP Large-Cap Value Division
   Issuance of units                                                517,677    $    5,238,043
   Redemptions of units                                             485,137         5,047,263
                                                             --------------    --------------
      Net Increase                                                   32,540    $      190,780
                                                             ==============    ==============

                                                                        PERIOD FROM
                                                                      MAY 3, 2004(a)
                                                                         THROUGH
                                                                       DECEMBER 31,
                                                                           2004
                                                             --------------------------------
                                                                 UNITS             AMOUNT
                                                             --------------    --------------
ProFund VP Rising Rates Opportunity Division
   Issuance of units                                                840,868    $    8,372,952
   Redemptions of units                                             648,735         6,353,412
                                                             --------------    --------------
      Net Increase                                                  192,133    $    2,019,540
                                                             ==============    ==============

----------
(a) Commencement of operations

                                                                       PERIOD FROM
                                                                     JUNE 1, 2004(a)
                                                                         THROUGH
                                                                       DECEMBER 31,
                                                                           2004
                                                             --------------------------------
                                                                 UNITS             AMOUNT
                                                             --------------    --------------
ProFund VP Small-Cap Growth Division
   Issuance of units                                                255,924    $    2,755,614
   Redemptions of units                                              64,814           702,783
                                                             --------------    --------------
      Net Increase                                                  191,110    $    2,052,831
                                                             ==============    ==============

                                                                        PERIOD FROM
                                                                      MAY 7, 2004(a)
                                                                         THROUGH
                                                                       DECEMBER 31,
                                                                           2004
                                                             --------------------------------
                                                                 UNITS             AMOUNT
                                                             --------------    --------------
ProFund VP Small-Cap Value Division
   Issuance of units                                                865,941    $    9,415,779
   Redemptions of units                                             575,418         6,191,274
                                                             --------------    --------------
      Net Increase                                                  290,523    $    3,224,505
                                                             ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
ProFund VP Technology Division
   Issuance of units                                                378,708    $    3,790,363         1,223,342    $   10,494,400
   Redemptions of units                                             820,974         8,148,058           652,715         5,305,391
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                      (442,266)   $   (4,357,695)          570,627    $    5,189,009
                                                             ==============    ==============    ==============    ==============

                                                                        PERIOD FROM
                                                                     MAY 24, 2004(a)
                                                                          THROUGH
                                                                        DECEMBER 31,
                                                                           2004
                                                             --------------------------------
                                                                 UNITS             AMOUNT
                                                             --------------    --------------
ProFund VP U.S. Government Plus Division
   Issuance of units                                                 60,041    $      620,012
   Redemptions of units                                              41,598           455,015
                                                             --------------    --------------
      Net Increase                                                   18,443    $      164,997
                                                             ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Scudder VIT Small Cap Index Division
   Issuance of units                                                744,475    $    8,521,006         1,232,000    $   10,928,890
   Redemptions of units                                             526,991         5,932,598           797,324         7,159,665
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  217,484    $    2,588,408           434,676    $    3,769,225
                                                             ==============    ==============    ==============    ==============

----------
(a) Commencement of operations

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
T. Rowe Price Mid-Cap Growth Division
   Issuance of units                                                481,708    $    5,478,271         1,282,473    $   11,975,238
   Redemptions of units                                             753,111         8,435,282           463,078         4,355,874
                                                             --------------    --------------    --------------    --------------
      Net Increase (decrease)                                      (271,403)   $   (2,957,011)          819,395    $    7,619,364
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Templeton Foreign Securities Division
   Issuance of units                                              1,728,844    $   24,849,450         2,654,587    $   26,386,187
   Redemptions of units                                           1,438,077        22,113,964         2,391,485        25,626,910
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  290,767    $    2,735,486           263,102    $      759,277
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Vanguard(R) VIF Mid-Cap Index Division
   Issuance of units                                              1,338,072    $   15,069,732           629,073    $    5,737,490
   Redemptions of units                                             763,205         8,336,661           253,801         2,278,576
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  574,867    $    6,733,071           375,272    $    3,458,914
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Vanguard(R) VIF REIT Index Division
   Issuance of units                                              1,221,712    $   16,605,506         1,286,386    $   13,444,252
   Redemptions of units                                             870,037        11,678,500           989,573        10,331,758
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  351,675    $    4,927,006           296,813    $    3,112,494
                                                             ==============    ==============    ==============    ==============

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 UNITS             AMOUNT            UNITS             AMOUNT
                                                             --------------    --------------    --------------    --------------
Vanguard(R) VIF Small Company Growth Division
   Issuance of units                                                943,926    $   10,424,477         1,331,710    $   12,056,096
   Redemptions of units                                             752,109         8,180,740           710,779         6,507,123
                                                             --------------    --------------    --------------    --------------
      Net Increase                                                  191,817    $    2,243,737           620,931    $    5,548,973
                                                             ==============    ==============    ==============    ==============

NOTE H--FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable universal life contracts, investment income ratio, the expense ratios (excluding expenses for the underlying funds), and total return for the four years in the period ended December 31, 2004 follows:

                                               AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                    -------------------------------------  ------------------------------------------------------
                                     UNITS   UNIT FAIR VALUE   NET ASSETS   INVESTMENT     EXPENSE RATIO**     TOTAL RETURN***
                                    (000S)  LOWEST TO HIGHEST    (000S)    INCOME RATIO*  LOWEST TO HIGHEST   LOWEST TO HIGHEST
                                    ------  -----------------  ----------  -------------  -----------------  --------------------
JPVF Capital Growth Division
   2004                              6,433    $6.08 to $36.94    $  161,379    0.00%(a)       .60% to .90%           8.49% to 8.82%
   2003                              6,703    $5.59 to $34.06    $  160,831    0.00%(a)       .60% to .90%         25.84% to 26.22%
   2002                              7,248    $4.43 to $27.06    $  140,732    0.00%(a)       .60% to .90%       -31.73% to -31.53%
   2001                              7,059    $6.46 to $39.65    $  217,851    0.00%(a)       .60% to .90%       -25.87% to -25.64%
JPVF Growth Division
   2004                              2,923    $6.06 to $15.15    $   30,419    0.00%(a)       .60% to .90%         10.83% to 11.16%
   2003                              3,078    $5.46 to $13.67    $   30,198    0.00%(a)       .60% to .90%         29.68% to 30.07%
   2002                              2,959    $4.19 to $10.54    $   22,614    0.00%(a)       .60% to .90%       -26.20% to -25.97%
   2001                              3,203    $5.67 to $14.28    $   35,788    0.00%(a)       .60% to .90%       -34.36% to -34.17%
JPVF Strategic Growth Division
   2004                              5,095    $5.38 to $20.44    $   77,440    0.00%(a)       .60% to .90%           8.68% to 9.01%
   2003                              5,225    $4.93 to $18.81    $   75,404    0.00%(a)       .60% to .90%         30.82% to 31.21%
   2002                              5,484    $3.76 to $14.38    $   62,160    0.00%(a)       .60% to .90%       -34.44% to -34.24%
   2001                              5,470    $5.72 to $21.93    $   99,829    0.00%(a)       .60% to .90%       -35.75% to -35.55%
JPVF S&P 500 Index Division
   2004                             14,555    $8.49 to $19.09    $  189,867    1.21%          .60% to .90%           9.56% to 9.89%
   2003                             13,908    $7.72 to $17.42    $  170,963    1.22%          .60% to .90%         27.15% to 27.53%
   2002                             12,652    $6.06 to $13.70    $  130,071    1.09%          .60% to .90%       -23.03% to -22.80%
   2001                              9,624    $7.85 to $17.80    $  143,626    0.69%          .60% to .90%       -12.97% to -12.71%
JPVF Value Division
   2004                              2,637   $10.90 to $34.46    $   69,609    0.96%          .60% to .90%         10.85% to 11.18%
   2003                              2,790   $10.84 to $31.09    $   68,335    0.84%          .60% to .90%         27.03% to 27.41%
   2002                              2,786    $8.50 to $24.48    $   56,541    0.96%          .60% to .90%       -22.06% to -21.82%
   2001                              2,764   $10.88 to $31.41    $   78,511    0.91%          .60% to .90%             .63% to .93%
JPVF Mid-Cap Growth Division
   2004                              1,242    $9.50 to $12.29    $   11,881    0.00%(a)       .60% to .90%         10.84% to 11.17%
   2003                              1,598     $8.57 to $8.77    $   13,758    0.00%(a)       .60% to .90%         48.25% to 48.70%
   2002                                919     $5.78 to $5.90    $    5,339    0.00%(a)       .60% to .90%       -32.23% to -32.03%
   2001                                301     $8.53 to $8.68    $    2,575    0.00%(a)       .60% to .90%       -14.68% to -13.21%
   05/01/01                              4             $10.00    $       36
JPVF Mid-Cap Value Division
   2004                              1,805   $11.06 to $13.85    $   24,809    0.00%(a)       .60% to .90%         14.77% to 15.12%
   2003                              1,918   $11.97 to $12.03    $   22,988    0.00%(a)       .60% to .90%         41.86% to 42.28%
   2002                              1,593     $8.44 to $8.46    $   13,450    0.00%(a)       .60% to .90%       -14.44% to -14.18%
   2001                                962     $9.85 to $9.86    $    9,489    0.00%(a)       .60% to .90%         -1.46% to -1.36%
   05/01/01                              4             $10.00    $       36
JPVF Small Company Division
   2004                              2,153    $9.04 to $36.55    $   62,507    0.00%(a)       .60% to .90%           5.26% to 5.57%
   2003                              2,365    $8.56 to $34.62    $   67,002    0.00%(a)       .60% to .90%         39.07% to 39.49%
   2002                              2,310    $6.14 to $24.82    $   48,317    0.00%(a)       .60% to .90%       -29.59% to -29.38%
   2001                              2,385    $8.69 to $35.14    $   74,482    0.00%(a)       .60% to .90%         -8.02% to -7.74%

----------
(a) No income dividend during the period

                                                 AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                    ---------------------------------------  ------------------------------------------------------
                                     UNITS     UNIT FAIR VALUE   NET ASSETS   INVESTMENT     EXPENSE RATIO**     TOTAL RETURN***
                                    (000S)    LOWEST TO HIGHEST    (000S)    INCOME RATIO*  LOWEST TO HIGHEST   LOWEST TO HIGHEST
                                    ------    -----------------  ----------  -------------  -----------------  --------------------
JPVF Small-Cap Value Division
   2004                              1,807     $10.79 to $15.31  $   27,222    0.00%(a)       .60% to .90%         18.70% to 19.05%
   2003                              1,780     $12.35 to $12.90  $   22,668    0.00%(a)       .60% to .90%         34.57% to 34.98%
   2002                              1,490       $9.15 to $9.59  $   14,137    0.00%(a)       .60% to .90%       -13.42% to -13.16%
   2001                              1,038     $10.54 to $11.07  $   11,453    0.00%(a)       .60% to .90%          5.39% to 10.71%
   05/01/01                              3               $10.00  $       33
JPVF International Equity Division
   2004                              3,445      $7.09 to $11.64  $   32,996    0.26%          .60% to .90%         15.96% to 16.32%
   2003                              3,210       $6.09 to $9.30  $   26,783    1.22%          .60% to .90%         30.20% to 30.59%
   2002                              3,122       $4.67 to $7.14  $   20,486    0.00%(a)       .60% to .90%       -23.48% to -23.26%
   2001                              2,901       $6.08 to $9.34  $   25,534    0.00%(a)       .60% to .90%       -23.68% to -23.44%
JPVF World Growth Stock Division
   2004                              2,520     $11.52 to $62.70  $  118,519    1.12%          .60% to .90%         17.50% to 17.85%
   2003                              2,544      $9.96 to $53.21  $  107,196    1.90%          .60% to .90%         32.89% to 33.29%
   2002                              2,702      $7.47 to $39.92  $   88,511    1.20%          .60% to .90%       -17.42% to -17.17%
   2001                              2,660      $9.02 to $48.19  $  111,075    1.63%          .60% to .90%         -7.26% to -6.98%
JPVF High Yield Bond Division
   2004                              1,338     $10.40 to $12.54  $   16,679    6.59%          .60% to .90%           8.08% to 8.40%
   2003                              1,291     $11.34 to $11.60  $   14,903    5.71%          .60% to .90%          8.45% to 18.80%
   2002                              1,157       $9.55 to $9.79  $   11,283    0.04%          .60% to .90%           1.21% to 1.52%
   2001                              1,125       $9.40 to $9.68  $   10,856    9.03%          .60% to .90%           2.50% to 2.81%
JPVF Balanced Division
   2004                              2,713     $10.87 to $26.35  $   55,033    1.74%          .60% to .90%           8.63% to 8.96%
   2003                              2,884     $10.14 to $24.26  $   53,834    2.22%          .60% to .90%         13.02% to 13.35%
   2002                              2,780      $8.94 to $21.46  $   46,960    2.54%          .60% to .90%         -7.20% to -6.92%
   2001                              2,250      $9.61 to $23.13  $   48,761    2.54%          .60% to .90%         -5.15% to -4.86%
JPVF Money Market Division
   2004                              2,823     $10.02 to $20.38  $   39,988    0.72%          .60% to .90%            -.12% to .18%
   2003                              2,732     $10.69 to $20.35  $   40,151    1.31%          .60% to .90%           -.31% to -.01%
   2002                              3,151     $10.69 to $20.36  $   47,079    2.45%          .60% to .90%             .32% to .62%
   2001                              2,647     $10.62 to $20.23  $   41,819    3.34%          .60% to .90%           2.83% to 3.14%
American Century VP International
   Division
   2004                              1,218      $9.26 to $11.22  $   11,358    0.54%          .60% to .90%         13.89% to 14.24%
   2003                                950       $8.11 to $8.23  $    7,763    0.58%          .60% to .90%         23.40% to 23.77%
   2002                                475       $6.55 to $6.67  $    3,145    0.56%          .60% to .90%       -21.09% to -20.85%
   2001                                105       $8.28 to $8.46  $      878    0.00%(a)       .60% to .90%       -17.22% to -15.45%
   05/10/01                             --(c)            $10.00  $       --
American Century VP Value Division
   2004                                677     $10.82 to $12.53  $    8,446    0.87%          .60% to .90%         13.15% to 13.49%
   2003                                363     $11.01 to $11.04  $    4,000    0.75%          .60% to .90%         27.66% to 28.04%
   2002                                204       $8.62 to $8.63  $    1,764    0.00%(a)       .60% to .90%       -13.80% to -13.73%
   05/02/02                             --(c)            $10.00  $        1
American Funds Growth Fund
   2004                              1,667     $10.79 to $13.96  $   23,008    0.22%          .60% to .90%         11.49% to 11.82%
   2003                                716     $12.31 to $12.52  $    8,925    0.33%(b)       .60% to .90%         23.13% to 25.23%
   05/01/03                             --(c)            $10.00  $       --

----------
(a)  No income dividend during the period

(b)  Annualized

(c)  Units less than 500 are reported as zero

                                                 AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                    ---------------------------------------  ------------------------------------------------------
                                     UNITS     UNIT FAIR VALUE   NET ASSETS   INVESTMENT     EXPENSE RATIO**     TOTAL RETURN***
                                    (000S)    LOWEST TO HIGHEST    (000S)    INCOME RATIO*  LOWEST TO HIGHEST   LOWEST TO HIGHEST
                                    ------    -----------------  ----------  -------------  -----------------  --------------------
American Funds Growth-Income Fund
   2004                              1,452     $10.64 to $13.63  $   19,651     1.08%         .60% to .90%           9.38% to 9.71%
   2003                                652     $12.42 to $12.46  $    8,111     2.87%(b)      .60% to .90%         24.17% to 24.58%
   05/05/03                             --(c)            $10.00  $        2
Fidelity(R) VIP Contrafund(R)
  Division
   2004                              4,475     $11.02 to $22.93  $   87,098     0.33%         .60% to .90%         14.44% to 14.79%
   2003                              4,426      $9.83 to $20.04  $   77,334     0.47%         .60% to .90%         27.31% to 27.70%
   2002                              4,561      $7.70 to $15.74  $   63,953     0.81%         .60% to .90%        -10.16% to -9.89%
   2001                              4,406      $8.55 to $17.52  $   71,018     0.78%         .60% to .90%       -13.04% to -12.77%
Fidelity(R) VIP Equity-Income
  Division
   2004                              3,379     $10.84 to $14.12  $   44,993     1.49%         .60% to .90%         10.53% to 10.86%
   2003                              3,194     $10.96 to $12.78  $   38,656     1.70%         .60% to .90%         29.16% to 29.55%
   2002                              3,109       $8.46 to $9.89  $   29,394     1.56%         .60% to .90%       -17.69% to -17.44%
   2001                              2,513     $10.25 to $12.02  $   29,263     1.31%         .60% to .90%         -5.82% to -5.53%
Fidelity(R) VIP Growth Division
   2004                              4,351      $7.03 to $12.83  $   45,523     0.27%         .60% to .90%           2.45% to 2.76%
   2003                              4,544      $6.85 to $12.52  $   47,027     0.26%         .60% to .90%         31.66% to 32.05%
   2002                              4,319       $5.18 to $9.51  $   34,256     0.25%         .60% to .90%       -30.74% to -30.52%
   2001                              3,833      $7.46 to $13.73  $   45,769     0.08%         .60% to .90%       -18.39% to -18.15%
Fidelity(R) VIP High Income
  Division
   2004                                 59               $12.03  $      706     8.29%         .60% to .90%                    8.61%
   2003                                 64               $11.08  $      711     7.90%         .60% to .90%                   26.12%
   2002                                 81                $8.79  $      714    11.54%         .60% to .90%                    2.52%
   2001                                 98                $8.57  $      839    13.31%         .60% to .90%                  -12.53%
Fidelity(R) VIP Investment Grade
  Bond Division
   2004                                683     $10.29 to $10.53  $    7,144     2.31%         .60% to .90%            3.25% to 3.57%
   2003                                303     $10.07 to $10.16  $    3,063     0.00%(a)      .60% to .90%             .70% to 1.64%
   05/05/03                             --(c)            $10.00  $        2
Fidelity(R) VIP Mid Cap Division
   2004                                588     $11.99 to $16.91  $    9,821     0.00%(a)      .60% to .90%          23.54% to 23.91%
   2003                                 87     $13.62 to $13.64  $    1,184     0.00%(a)      .60% to .90%          36.17% to 36.44%
   05/07/03                             --(c)            $10.00  $       --
Franklin Small Cap Value
  Securities Division
   2004                                473     $11.40 to $16.01  $    7,496     0.15%         .60% to .90%          22.63% to 23.01%
   2003                                145     $12.99 to $13.01  $    1,889     0.04%(b)      .60% to .90%          29.87% to 30.12%
   05/08/03                            --(c)             $10.00  $        5
Goldman Sachs Capital Growth Fund
   2004                                280      $8.28 to $10.77  $    2,371     0.86%         .60% to .90%           8.11% to 8.43%
   2003                                221       $7.66 to $7.83  $   1,710      0.00%(a)      .60% to .90%           2.20% to 2.22%
   12/19/03                            219       $7.50 to $7.66  $   1,655
MFS(R) Research Series Division
   2004                              1,678      $7.56 to $11.88  $   17,528     1.08%         .60% to .90%          14.81% to 15.16%
   2003                              1,830      $6.56 to $10.35  $   16,793     0.67%         .60% to .90%          23.59% to 23.96%
   2002                              1,816       $5.29 to $8.37  $   13,608     0.27%         .60% to .90%       -25.21% to -24.99%
   2001                              1,832      $7.06 to $11.19  $   18,693     0.01%         .60% to .90%        -21.96% to -21.73%

----------
(a)  No income dividend during the period

(b)  Annualized

(c)  Units less than 500 are reported as zero

                                                 AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                    ---------------------------------------  ------------------------------------------------------
                                     UNITS     UNIT FAIR VALUE   NET ASSETS   INVESTMENT     EXPENSE RATIO**     TOTAL RETURN***
                                    (000S)    LOWEST TO HIGHEST    (000S)    INCOME RATIO*  LOWEST TO HIGHEST   LOWEST TO HIGHEST
                                    ------    -----------------  ----------  -------------  -----------------  --------------------
MFS(R) Utilities Series Division
   2004                              1,860     $10.10 to $16.62  $   25,854     1.38%         .60% to .90%         29.03% to 29.42%
   2003                              1,741      $7.80 to $12.88  $   18,681     2.22%         .60% to .90%         34.68% to 35.08%
   2002                              1,751       $5.78 to $9.57  $   14,032     2.60%         .60% to .90%       -23.45% to -23.22%
   2001                              1,752      $7.52 to $12.50  $   19,177     3.21%         .60% to .90%       -24.89% to -24.66%
PIMCO Total Return Division
   2004                              6,238     $10.46 to $29.06  $   77,203     1.89%         .60% to .90%           3.95% to 4.26%
   2003                              6,026     $11.89 to $27.87  $   71,745     2.87%         .60% to .90%           4.10% to 4.42%
   2002                              6,134     $11.42 to $26.69  $   70,084     4.05%         .60% to .90%           6.70% to 8.43%
   2001                              1,040     $10.53 to $10.56  $   10,979     4.30%(b)      .60% to .90%           5.34% to 5.64%
   05/01/01                             --(c)            $10.00  $        4
ProFund VP Asia 30 Division
   2004                                 53     $10.00 to $11.69  $      588     0.93%(b)      .60% to .90%          6.87% to 16.94%
   05/04/04                             --(c)            $10.00  $       --
ProFund VP Europe 30 Division
   2004                                 29     $10.87 to $11.48  $      318     0.31%(b)      .60% to .90%          8.76% to 14.76%
   05/17/04                            --(c)             $10.00  $       --
ProFund VP Financial Division
   2004                                266     $11.00 to $12.03  $    3,108     0.27%         .60% to .90%           9.35% to 9.68%
   2003                                262     $10.64 to $10.97  $    2,799     0.22%         .60% to .90%         27.83% to 28.21%
   2002                                 83       $8.33 to $8.56  $      695     0.00%(a)      .60% to .90%       -16.75% to -14.42%
   05/08/02                             --(c)            $10.00  $        2
ProFund VP Healthcare Division
   2004                                251     $10.16 to $10.43  $    2,551     0.00%(a)      .60% to .90%           1.44% to 1.75%
   2003                                168     $10.01 to $10.04  $    1,681     0.00%(a)      .60% to .90%         16.37% to 16.72%
   2002                                104                $8.60  $      892     0.00%(a)      .60% to .90%        -13.98% to -13.96%
   05/22/02                             --(c)            $10.00  $        4
ProFund VP Large-Cap Growth Division
   2004                                 38     $10.00 to $10.80  $      396     0.00%(a)      .60% to .90%           4.13% to 7.93%
   06/01/04                             --(c)            $10.00  $       --
ProFund VP Large-Cap Value Division
   2004                                 33     $10.00 to $11.41  $      362     0.00%(a)      .60% to .90%          4.16% to 14.14%
   05/21/04                             --(c)            $10.00  $       --
ProFund VP Rising Rates Opportunity
   Division
   2004                                192      $8.60 to $10.00  $    1,684     0.00%(a)      .60% to .90%        -14.01% to -9.55%
   05/03/04                            --(c)             $10.00  $       --
ProFund VP Small-Cap Growth Division
   2004                                191     $10.97 to $11.63  $    2,176     0.00%(a)      .60% to .90%          9.81% to 14.71%
   06/01/04                             --(c)            $10.00  $       --
ProFund VP Small-Cap Value Division
   2004                                291     $11.51 to $12.31  $    3,491     0.00%(a)      .60% to .90%         14.71% to 23.09%
   05/07/04                             --(c)            $10.00  $        5
ProFund VP Technology Division
   2004                                410     $10.11 to $11.38  $    4,205     0.00%(a)      .60% to .90%         -1.32% to -1.03%
   2003                                852     $10.25 to $11.08  $    8,780     0.00%(a)      .60% to .90%         44.66% to 45.10%
   2002                                282       $7.09 to $7.64  $    2,001     0.00%(a)      .60% to .90%       -29.15% to -23.62%
   05/02/02                             --(c)            $10.00  $        4

----------
(a)  No income dividend during the period

(b)  Annualized

(c)  Units less than 500 are reported as zero

                                                 AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                    ---------------------------------------  ------------------------------------------------------
                                     UNITS     UNIT FAIR VALUE   NET ASSETS   INVESTMENT     EXPENSE RATIO**     TOTAL RETURN***
                                    (000S)    LOWEST TO HIGHEST    (000S)    INCOME RATIO*  LOWEST TO HIGHEST   LOWEST TO HIGHEST
                                    ------    -----------------  ----------  -------------  -----------------  --------------------
ProFund VP U.S. Government Plus
   Division
   2004                                 18     $10.82 to $11.35  $      207     1.34%(b)      .60% to .90%          8.29% to 13.44%
   05/24/04                             --(c)            $10.00  $        4
Scudder VIT Small Cap Index
  Division
   2004                                884     $11.45 to $12.72  $   11,218     0.19%         .60% to .90%         16.42% to 16.78%
   2003                                666               $10.90  $    7,261     0.43%         .60% to .90%         44.75% to 45.18%
   2002                                232       $7.51 to $7.53  $    1,742     2.30%(b)      .60% to .90%       -24.95% to -24.70%
   05/01/02                            --(c)             $10.00  $       --
T. Rowe Price Mid-Cap Growth
  Division
   2004                                826     $12.68 to $12.86  $   10,535     0.00%(a)      .60% to .90%         16.99% to 17.35%
   2003                              1,097     $10.84 to $10.96  $   11,933     0.00%(a)      .60% to .90%         36.86% to 37.27%
   2002                                278       $7.92 to $7.99  $    2,208     0.00%(a)      .60% to .90%       -20.78% to -20.14%
   05/02/02                            --(c)             $10.00  $        5
Templeton Foreign Securities
  Division
   2004                              4,831     $10.20 to $20.77  $   85,801     1.15%         .60% to .90%         17.81% to 17.82%
   2003                              4,541      $8.66 to $17.63  $   70,271     1.85%         .60% to .90%         31.37% to 31.42%
   2002                              4,278      $6.59 to $13.42  $   52,960     1.79%         .60% to .90%       -19.14% to -19.05%
   2001                              3,980      $8.14 to $16.60  $   63,624     3.04%         .60% to .90%       -16.51% to -16.49%
Vanguard(R) VIF Mid-Cap Index
  Division
   2004                              1,406     $11.46 to $12.75  $   17,761     0.87%         .60% to .90%         19.24% to 19.60%
   2003                                831     $10.57 to $10.66  $    8,805     0.70%         .60% to .90%         32.86% to 33.26%
   2002                                456       $7.96 to $8.00  $    3,629     0.00%(a)      .60% to .90%       -20.42% to -20.02%
   05/01/02                             --(c)            $10.00  $        1
Vanguard(R) VIF REIT Index Division
   2004                              1,402     $12.28 to $16.28$     22,658     2.47%         .60% to .90%         29.34% to 29.73%
   2003                              1,050     $12.50 to $12.55$     13,139     3.48%         .60% to .90%         34.27% to 34.67%
   2002                                753       $9.31 to $9.32  $    7,015     0.00%(a)      .60% to .90%         -6.90% to -6.79%
   05/02/02                             --(c)            $10.00  $        5
Vanguard(R) VIF Small Company Growth
   Division
   2004                              1,151     $11.16 to $12.36  $   14,145     0.08%         .60% to .90%         14.26% to 14.61%
   2003                                958     $10.75 to $10.77  $   10,307     0.01%         .60% to .90%         39.81% to 40.23%
   2002                                337       $7.68 to $7.69  $    2,594     0.00%(a)      .60% to .90%        -23.20% to -23.11%
   05/02/02                             --(c)            $10.00  $        1

----------
* These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts through reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the range presented. The unit value at commencement date is $10.00.

(a) No income dividend during the period

(b) Annualized

(c) Units less than 500 are reported as zero

PART C

                                OTHER INFORMATION
Item 27. EXHIBITS
(a) Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984.Fn1

(b) Not applicable.

(c) (i)   Underwriting Agreement between The Volunteer State Life Insurance
Company and Chubb Securities Corporation.Fn2

   (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn2

  (iii)   Specimen District Manager's Agreement of Chubb Securities
Corporation.Fn2

   (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation.Fn1

    (v)   Schedule of Commissions. Fn11

(d) (i)   Specimen Policy. Fn11

   (ii)   Specimen Riders.

      (a)  Specimen Accelerated Benefits Rider. Fn3

      (b)  Specimen Accidental Death Benefit Rider. Fn3

      (c)  Specimen Automatic Increase Rider. Fn3

      (d)  Specimen Accelerated Benefits Rider. Fn3

      (e)  Specimen Guaranteed Death Benefit Rider. Fn3)

      (f)  Specimen Guaranteed Insurability Option Rider. Fn3

      (g)  Specimen Supplemental Coverage Rider. Fn3

      (h)  Specimen Supplemental Coverage Rider. Fn3

      (i)  Specimen Spouse Term Insurance Rider. Fn3

      (j)  Specimen Disability Waiver of Monthly Deduction Benefit Rider. Fn3

      (k)  Specimen Disability Waiver of Specified Premium Benefit Rider. Fn3

      (l)  Children's Term Insurance Rider.Fn10

(e) Specimen Application. Fn3

(f) (i) Amended and Restated Articles of Incorporation and Redomestication of Jefferson Pilot Financial Insurance Company.Fn8

    (ii)  By-Laws of Jefferson Pilot Financial Insurance Company.Fn8

(g) Reinsurance Agreement. Fn3

(h) Participation Agreements.

    (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation. Fn5

    (ii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and Jefferson Pilot Financial Insurance Company. Fn3

    (iii) Participation Agreement among Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc., and Chubb Life Insurance Company. Fn2

    (iv)   (a) Participation Agreement among Variable Insurance Product
             Fund, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America. Fn4

           (b) Addendum to the Participation Agreement. Fn4

           (c) Addendum to the Participation Agreement. Fn4

    (v)(a) Participation Agreement among Variable Insurance Product Fund II, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America. Fn4

           (b) Addendum to the Participation Agreement. Fn4

           (c) Addendum to the Participation Agreement. Fn4


    (vi)(a) Participation Agreement by and among Goldman Sachs Variable Insurance Trust and Jefferson Pilot Financial Insurance Company. Fn7

           (b) Administrative Services Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman Sachs Asset Management, LP, and Jefferson Pilot Financial Insurance Company. Fn7


    (vii) Shareholder Services Agreement by and between Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn9

    (viii) Participation Agreement between MFS Variable Insurance Trust, Chubb Life Insurance Company of America, and Massachusetts Financial Services Company. Fn2

    (ix) Fund Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., Jefferson

           Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company. Fn3

    (x) (a) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC. Fn7

           (b) PIMCO Variable Insurance Trust Services Agreement. Fn3

    (xi) Participation Agreement among Jefferson Pilot Financial Insurance Company, ProFunds, and ProFund Advisors LLC. Fn3

    (xii) (a) Business Agreement by and among Jefferson Pilot Financial Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc., and Capital Research and Management Company. Fn3

           (b) Fund Participation Agreement among Jefferson Pilot Financial Insurance Company, American Funds Insurance Series, and Capital Research and Management Company. Fn3

(i) Not Applicable.

(j) Not Applicable.

(k) Legal Opinion. Fn11

(l) Actuarial opinion and consent. Fn11

(m) Sample calculation of items illustrated. Fn11

(n) Consent of Independent Registered Public Accounting Firm. (Filed herewith)

(o) Not Applicable.

(p) Not Applicable.

(q) Procedures Memorandum pursuant to Rule 6e-3(T)(6)(12)(iii). Fn11

----------
1. Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form S-6 dated April 17, 1996 (File No. 33-7734).

2. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 dated April 19, 2000 (File No. 333-93367).

3. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-6 of JPF Separate Account A of Jefferson Pilot Financial Insurance Company dated April 24, 2003 (File No. 333-93337).

4. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated June 9, 2000 (File No. 333-94539).

5. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

6. Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 filed April 18, 2001 (File No. 333-93367).

7. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).

8. Incorporated by reference to Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account II, filed August 1, 2000 (File No. 333-42742).

9. Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 to Registrant's Registration Statement on Form S-6 filed February 10, 2003 (File No. 333-93367).

10. Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 to Registrant's Registration Statement on Form S-6, filed April 29, 2003 (File No. 033-07734).

11. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-6, filed April 26, 2004 (File No. 333-113050).

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

NAME AND PRINCIPAL        POSITION AND OFFICES
BUSINESS ADDRESS          WITH DEPOSITOR
--------------------------------------------------------------------------------
Robert D. Bates                     Executive Vice President
8801 Indian Hills Drive
Omaha, NE 68114

Dennis R. Glass                     President & CEO

Charles C. Cornelio                 Executive Vice President

Mark E. Konen                       Executive Vice President

Warren H. May                       Executive Vice President

Donald L. McDonald                  Executive Vice President and Chief Investment Officer

Theresa M. Stone                    Executive Vice President and Chief Financial Officer

Reggie D. Adamson                   Senior Vice President

Ronald R. Angarella                 Senior Vice President
One Granite Place
Concord, NH 03301

Michael J. Burns                    Senior Vice President

Sandra K. Callahan                  Senior Vice President

Leonard A. Cavallaro                Senior Vice President

C. Phillip Elam, II                 Senior Vice President

Randal J. Freitag                   Senior Vice President and Actuary

Donald M. Kane                      Senior Vice President

Marvin L. Maynard                   Senior Vice President

Paul D. Oschner                     Senior Vice President

Hoyt J. Phillips                    Senior Vice President

Robert W. Powell                    Senior Vice President

Carol Rando                         Senior Vice President

William L. Seawell, II              Senior Vice President

Richard T. Stange                   Senior Vice President and General Counsel

Robert A. Reed                      Vice President, Secretary and Corporate Counsel

Russell C. Simpson                  Vice President and Treasurer


BOARD OF DIRECTORS

Robert D. Bates
Charles C. Cornelio
Dennis R. Glass
Hoyt J. Phillips
Theresa M. Stone

John A. Weston                      Vice President
One Granite Place
Concord, NH 03301

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

          See Annual Report on Form 10-K of Jefferson-Pilot Corporation, File No. 1-5955, filed March 15, 2005.

Item 30.  INDEMNIFICATION

          The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

          Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

          Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."

          Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

          The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.

          Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  PRINCIPAL UNDERWRITERS

          Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

          Jefferson Pilot Financial Insurance Company does not pay JPVC any commission or other compensation.

          JPVC also serves as distributor for the JPF Separate Account C, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company.

          JPVC serves as the distributor for JPF Separate Account B and JPF Separate Account D, which are separate accounts of Jefferson Pilot LifeAmerica Insurance Company, a subsidiary of Jefferson Pilot Financial Insurance Company.

          JPVC also serves as principal underwriter for Jefferson Pilot Variable Fund Inc.

          Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.

OFFICERS

Ronald R. Angarella                 Chairman and Chief Executive Officer
David K. Booth                      President
David Armstrong                     Vice President
W. Thomas Boulter                   Vice President, & Chief Compliance Officer
Craig D. Moreshead                  Secretary
John A. Weston                      Treasurer & Chief Financial Officer
Lisa S. Clifford                    Assistant Vice President
Timothy L. Stickney                 Assistant Vice President
Donna M. Wilbur                     Assistant Treasurer

BOARD OF DIRECTORS

Ronald R. Angarella
David K. Booth
Charles C. Cornelio
Carol R. Hardiman


Item 32.  LOCATION OF ACCOUNTS AND RECORDS

          The Depositor, Jefferson Pilot Financial Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

          Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33.  MANAGEMENT SERVICES

          None.

Item 34.  REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

          Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, JPF Separate Account A, certifies that it meets all of the requirements for effectiveness of this registration statement Form N-6 under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 29th day of April, 2005.


(SEAL)                              JPF SEPARATE ACCOUNT A
                                      (Registrant)
                                    By: JEFFERSON PILOT FINANCIAL INSURANCE
                                        COMPANY OF AMERICA (Depositor)

                                    By: /s/ Russell C. Simpson*
                                        -------------------------------------
                                            Russell C. Simpson

                                    Title:  Treasurer
                                           ----------------------------------

                                    JEFFERSON PILOT FINANCIAL INSURANCE
COMPANY
                                    (Depositor)

                                    By: /s/ Charles C. Cornelio*
                                       --------------------------------------
                                            Charles C. Cornelio

                                    Title: Executive Vice President
                                           ----------------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------------
Ronald R. Angarella
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                       TITLE                       DATE
----------                       -----                       ----
/s/ Dennis R. Glass*             President                   April 29, 2005
-------------------------------
  Dennis R. Glass

/s/ Reggie Adamson*              Senior Vice President       April 29, 2005
------------------------------   and Chief Accounting
  Reggie Adamson                 Officer

/s/ Robert D. Bates*             Director; Executive         April 29, 2005
------------------------------   Vice President
  Robert D. Bates

/s/ Hoyt J. Phillips*            Director; Senior            April 29, 2005
------------------------------   Vice President
  Hoyt J. Phillips

/s/ Theresa M. Stone*            Executive Vice President    April 29, 2005
------------------------------   and Chief Financial
  Theresa M. Stone               Officer


*By /s/ Frederick C. Tedeschi
    --------------------------
    Frederick C. Tedeschi, Attorney-In-Fact

    April 29, 2005

                          POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, Dennis Glass, President and Chief Executive Officer of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

                    JPF Separate Account A
                    JPF Separate Account C
             JPF Variable Annuity Separate Account
            JPF Variable Annuity Separate Account II

THE UNDERSIGNED does hereby ratify and confirm as his own and deed all that said attorney and agent (or substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of March 2005.

                                             /s/ Dennis Glass
                                             ---------------------
                                                 Dennis Glass


Date: March 31, 2005

(SEAL)

                          POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, Reggie Adamson, Senior Vice President and Chief Accounting Officer of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

                    JPF Separate Account A
                    JPF Separate Account C
             JPF Variable Annuity Separate Account
            JPF Variable Annuity Separate Account II

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of March 2005.

                                             /s/ Reggie Adamson
                                             ---------------------
                                             Reggie Adamson


Date: March 31, 2005

(SEAL)

                           POWER OF ATTORNEY


KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:


                      JPF Separate Account A
                      JPF Separate Account C
              JPF Variable Annuity Separate Account
              JPF Variable Annuity Separate Account II

THE UNDERSIGNED does hereby ratify and confirm as his own and deed all that said attorney and agent (or substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of March 2005.

                                            /s/ Robert D. Bates
                                            ----------------------
                                            Robert D. Bates


Date: March 31, 2005

(SEAL)

POWER OF ATTORNEY


KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:


                      JPF Separate Account A
                      JPF Separate Account C
             JPF Variable Annuity Separate Account
            JPF Variable Annuity Separate Account II

THE UNDERSIGNED does hereby ratify and confirm as his own and deed all that said attorney and agent (or substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of March 2005.

                                             /s/ Hoyt J. Phillips
                                             ----------------------
                                             Hoyt J. Phillips


Date: March 31, 2005

(SEAL)

                            POWER OF ATTORNEY


KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:


                        JPF Separate Account A
                        JPF Separate Account C
                JPF Variable Annuity Separate Account
               JPF Variable Annuity Separate Account II

THE UNDERSIGNED does hereby ratify and confirm as his own and deed all that said attorney and agent (or substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of March 2005.

                                                 /s/ Charles C. Cornelio
                                                 --------------------------
                                                 Charles C. Cornelio


Date: March 31, 2005

(SEAL)

                            POWER OF ATTORNEY


KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, Theresa M. Stone, Executive Vice President and Chief Financial Officer of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:


                         JPF Separate Account A
                         JPF Separate Account C
                 JPF Variable Annuity Separate Account
                JPF Variable Annuity Separate Account II

THE UNDERSIGNED does hereby ratify and confirm as his own and deed all that said attorney and agent (or substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of March 2005.

                                              /s/ Theresa M. Stone
                                              --------------------------
                                              Theresa M. Stone

Date: March 31, 2005

(SEAL)

EXHIBIT INDEX

(n) Consent of Independent Registered Public Accounting Firm